                                          1933 Act File No. 2-91090
                                          1940 Act File No. 811-4017

                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
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    Pre-Effective Amendment No.      .......................
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    Post-Effective Amendment No.  76_.......................        X
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                                 and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

    Amendment No.  70 ......................................        X
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                         FEDERATED EQUITY FUNDS

           (Exact Name of Registrant as Specified in Charter)

                        Federated Investors Funds
                          5800 Corporate Drive
                   Pittsburgh, Pennsylvania 15237-7000
                (Address of Principal Executive Offices)

                             (412) 288-1900
                     (Registrant's Telephone Number)

                           John W. McGonigle, Esquire,
                            Federated Investors Tower
                   Pittsburgh, Pennsylvania 15222-3779
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

_x__ immediately upon filing pursuant to paragraph (b)
__ on ________________ pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(i)
_ on _______________ pursuant to paragraph (a)(i).
 _ _ 75 days after filing pursuant to paragraph (a)(ii)
___ on _________________ pursuant to paragraph(a)(ii) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                Copy to:

                       Matthew G. Maloney, Esquire
                  Dickstein Shapiro Morin & Oshinsky, LLP
                            2101 L Street, NW
                          Washington, DC 20037

Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Capital Appreciation Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to provide capital appreciation by investing primarily in equity securities of large and mid-cap companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

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Risk/Return Summary	1
What are Fund’s Fees and Expenses?	4
What are Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Funds Invest?	6
What are the Specific Risks of Investing in the Funds?	9
What Do Shares Cost?	10
How are the Funds Sold?	17
Payments to Financial Intermediaries	18
How to Purchase Shares	20
How to Redeem and Exchange Shares	23
Account and Share Information	26
Who Manages the Funds?	29
Legal Proceedings	30
Financial Information	31

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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in common stock of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Risks of Investing in Derivatives. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to a number of other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks. The Fund’s use of derivatives may also increase the taxable distributions to shareholders.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 0.12%.

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Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 27.57% (quarter ended December 31, 1999). Its lowest quarterly return was (17.40)% (quarter ended September 30, 2002).

Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A, Class B, and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund’s returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, and the Lipper Large Cap Core Funds Average (LLCCFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and it is not possible to invest directly in an index or average.

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(For the periods ended December 31, 2004)

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	1 Year	5 Years	10 Years	Start of Performance[1]

Class A Shares:

Return Before Taxes	1.29%	(1.65)%	12.88%	--

Return After Taxes on Distributions[2]	0.98%	(2.10)%	11.40%	--

Return After Taxes on Distributions and Sale of Fund Shares[2]	0.86%	(1.58)%	10.66%	--

Class B Shares:

Return Before Taxes	0.90%	(1.66)%	--	10.37%

Class C Shares:

Return Before Taxes	4.30%	(1.48)%	--	10.16%

S&P 500[3]	10.88%	(2.30)%	12.07%	--

LLCCFA[4]	8.07%	(2.98)%	10.19%	--

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1 The Fund’s Class B and Class C Shares start of performance date was January 4, 1996.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

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4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated. These figures do not reflect sales charges. Investments cannot be made in an average.

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What are the Fund’s Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class B Shares and Class C Shares.

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Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%[2]	0.75%	0.75%
Other Expenses[3]	0.49%	0.51%	0.52%
Total Annual Fund Operating Expenses	1.49%	2.01%[4]	2.02%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the distributor waived certain amounts. Additionally, the shareholder services provider reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.

Total Waivers and Reimbursement of Fund Expenses	0.27%	0.00%	0.00%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.22%	2.01%	2.02%

2 Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended October 31, 2005. There is no present intention of paying or accruing the distribution (12b-1) fee for the Class A Shares for the fiscal year ending October 31, 2006.

3 Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administration services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The shareholder services provider reimbursed 0.02% of the shareholder services fee for the Class A Shares. See "Notes to Financial Statements" accompanying the Fund's Annual Report dated October 31, 2005 for a description of this reimbursement. The shareholder services fee paid by the Fund's Class A Shares (after the reimbursement) was 0.23% for the fiscal year ended October 31, 2005. The maximum shareholder services fee the Fund will pay is 0.25%. Total other operating expenses paid by the Fund’s Class A Shares (after the reimbursement) were 0.47% for the fiscal year ended October 31, 2005.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A, Class B and Class C Shares operating expenses are before reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$693	$995	$1,318	$2,232

Expenses assuming no redemption	$693	$995	$1,318	$2,232

Class B:

Expenses assuming redemption	$754	$1,030	$1,283	$2,204

Expenses assuming no redemption	$204	$630	$1,083	$2,204

Class C:

Expenses assuming redemption	$403	$727	$1,177	$2,425

Expenses assuming no redemption	$303	$727	$1,177	$2,425

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What are the Fund’s Investment Strategies?

The Fund pursues its investment objective by investing primarily in common stock (including American Depositary Receipts) of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund also invests in convertible securities issued by these companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses quantitative, fundamental, and valuation analysis. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser evaluates each company’s earnings quality in light of its current valuation to provide a list of companies judged to be attractive. Stocks of companies subjected to traditional fundamental and valuation analysis include, but are not limited to, the stocks deemed attractive by the quantitative process. The fundamental research is conducted by the Adviser’s staff. Fundamental analysis includes, but is not limited to, examination of a company’s product positioning, management quality and sustainability of current growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

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The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer’s market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earning and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

American Depositary Receipts

American Depositary Receipts, which are traded in the United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in United States markets.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

DERIVATIVES CONTRACTS

Derivatives contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivatives contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivatives contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivatives contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivatives contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivatives contracts may increase or decrease the Fund’s exposure to interest rate, stock market and currency risks, and may also expose the fund to liquidity and leverage risks.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded over-the-counter (OTC) are frequently referred to as forward contracts. The Fund can buy or sell financial futures and index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include total return swaps, currency swaps and caps and floors.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

The Fund’s use of derivatives contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivatives contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivatives contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivatives contracts may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information, such as stock market, credit, liquidity and leverage risks.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class B	$1,500/$100	None	5.50%

Class C	$1,500/$100	1.00%	1.00%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

Class C Shares:

All Purchases	1.00%	1.01%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

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Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange);
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  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Class K Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

Class C Shares:

All Purchase Amounts	1.00%

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ADVANCE COMMISSIONS

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.50%

Class C Shares:

All Purchase Amounts	1.00%

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% for Class A Shares, 0.75% for Class B Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

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The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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David P. Gilmore

David P. Gilmore has been the Fund’s Portfolio Manager since September 2000. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became a Vice President of the Fund’s Adviser in July 2001. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.

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Carol R. Miller

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Carol R. Miller has been the Fund’s Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her MBA in Finance from Ohio State University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin& Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class A Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$24.04	$22.58	$19.40	$22.48	$29.05
Income From Investment Operations:
Net investment income	0.26	0.11 [1]	0.09	0.13 [2]	0.17
Net realized and unrealized gain (loss) on investments, futures contracts and options	0.99	1.46	3.17	(3.04)[2]	(4.97)

TOTAL FROM INVESTMENT OPERATIONS	1.25	1.57	3.26	(2.91)	(4.80)

Less Distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.08)	(0.17)	(0.08)
Distributions from net realized gain on investments	(0.02)	--	--	--	(1.69)

TOTAL DISTRIBUTIONS	(0.23)	(0.11)	(0.08)	(0.17)	(1.77)

Net Asset Value, End of Period	$25.06	$24.04	$22.58	$19.40	$22.48

Total Return[3]	5.22%[4,5]	6.97%[4]	16.89%	(13.10)%	(17.25)%

Ratios to Average Net Assets:

Net expenses	1.22%[6]	1.25%[6]	1.27%[6]	1.23%[6]	1.23%

Net investment income	0.98%	0.46%	0.62%	0.76%[2]	0.80%

Expense waiver/reimbursement[7]	0.02%	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,225,781	$2,605,203	$2,179,111	$1,337,564	$699,510

Portfolio turnover	43%	45%	40%	71%	61%

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1 Based on average shares outstanding.

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2 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 During the year ended October 31, 2005 and the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

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5 During the year ended October 31, 2005, the Fund's Class A Shares were reimbursed by the shareholder services provider, which had an impact of less than 0.01% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the net expense ratio was 0.01% for the year ended October 31, 2005, and less than 0.01% for the years ended October 31, 2004, October 31, 2003, and October 31, 2002, respectively, after taking into account these expense reductions.

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7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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8 Represents less than 0.01%.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class B Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.34	$21.98	$18.95	$21.99	$28.58
Income From Investment Operations:
Net investment income (loss)	0.02	(0.06)[1]	(0.02)	0.03 [2]	0.04
Net realized and unrealized gain (loss) on investments, futures contracts and options	1.00	1.42	3.05	(3.05)[2]	(4.94)

TOTAL FROM INVESTMENT OPERATIONS	1.02	1.36	3.03	(3.02)	(4.90)

Less Distributions:
Distributions from net investment income	(0.04)	--	--	(0.02)	--
Distributions from net realized gain on investments	(0.02)	--	--	--	(1.69)

TOTAL DISTRIBUTIONS	(0.06)	--	--	(0.02)	(1.69)

Net Asset Value, End of Period	$24.30	$23.34	$21.98	$18.95	$21.99

Total Return[3]	4.37%	6.19%[4]	15.99%	(13.76)%	(17.88)%

Ratios to Average Net Assets:

Net expenses	2.01%[5]	1.98%[5]	2.02%[5]	1.98%[5]	1.98%

Net investment income (loss)	0.19%	(0.27)%	(0.14)%	0.01%[2]	0.06%

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$507,271	$569,518	$528,029	$378,336	$299,814

Portfolio turnover	43%	45%	40%	71%	61%

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1 Based on average shares outstanding.

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2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 During the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

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5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the net expense ratio was 0.01% for the year ended October 31, 2005, and less than 0.01% for the years ended October 31, 2004, October 31, 2003, and October 31, 2002, respectively, after taking into account these expense reductions.

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6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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7 Represents less than 0.01%.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class C Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.32	$21.96	$18.94	$21.98	$28.55
Income From Investment Operations:
Net investment income (loss)	0.02	(0.08)[1]	(0.02)	0.04 [2]	0.04
Net realized and unrealized gain (loss) on investments, futures contracts and options	0.99	1.44	3.04	(3.05)[2]	(4.92)

TOTAL FROM INVESTMENT OPERATIONS	1.01	1.36	3.02	(3.01)	(4.88)

Less Distributions:
Distributions from net investment income	(0.03)	--	--	(0.03)	--
Distributions from net realized gain on investments	(0.02)	--	--	--	(1.69)

TOTAL DISTRIBUTIONS	(0.05)	--	--	(0.03)	(1.69)

Net Asset Value, End of Period	$24.28	$23.32	$21.96	$18.94	$21.98

Total Return[3]	4.35%	6.19%[4]	15.95%	(13.73)%	(17.83)%

Ratios to Average Net Assets:

Net expenses	2.02%[5]	2.02%[5]	2.02%[5]	1.98%[5]	1.98%

Net investment income (loss)	0.18%	(0.31)%	(0.13)%	0.01%[2]	0.05%

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$185,175	$215,206	$176,633	$100,576	$51,497

Portfolio turnover	43%	45%	40%	71%	61%

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1 Based on average shares outstanding.

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2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 During the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

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5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the net expense ratio was 0.01% for the year ended October 31, 2005, and less than 0.01% for the years ended October 31, 2004, October 31, 2003, and October 31, 2002, respectively, after taking into account these expense reductions.

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6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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7 Represents less than 0.01%.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172701
Cusip 314172800
Cusip 314172883

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G01489-01 (12/05)

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Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Capital Appreciation Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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CLASS K SHARES

A mutual fund seeking to provide capital appreciation by investing primarily in equity securities of large and mid-cap companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

Contents

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Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	4
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	6
What are the Specific Risks of Investing in the Fund?	9
What Do Shares Cost?	11
How is the Fund Sold?	12
Payments to Financial Intermediaries	13
How to Purchase Shares	14
How to Redeem and Exchange Shares	16
Account and Share Information	19
Who Manages the Fund?	22
Legal Proceedings	24
Financial Information	25

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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in common stock of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Risks of Investing in Derivatives. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to a number of other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks. The Fund’s use of derivatives may also increase the taxable distributions to shareholders.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The Fund’s Class K Shares is a new class of shares, which commenced operations on April 8, 2003. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown in the bar chart below is for the Fund’s Class A Shares, adjusted to reflect the expenses of Class K Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Class K Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was (0.24)%.

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Within the period shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 27.44% (quarter ended December 31, 1999). Its lowest quarterly return was (17.51)% (quarter ended September 30, 2002).

Average Annual Total Return Table

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As previously discussed, the Fund’s Class K Shares is a new class of shares, which commenced operations on April 8, 2003. Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Fund’s Class A Shares, adjusted to reflect the expenses of Class K Shares. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund’s Class K Shares to illustrate the effect of federal taxes on the Fund’s returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, and the Lipper Large Cap Core Funds Average (LLCCFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and it is not possible to invest directly in an index or average.

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(For the periods ended December 31, 2004)

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	1 Year	5 Years	10 Years

Class K Shares:

Return Before Taxes	6.73%	(0.98)%	13.01%

Return After Taxes on Distributions[1]	6.66%	(1.27)%	11.83%

Return After Taxes on Distributions and Sale of Fund Shares[1]	4.39%	(0.91)%	11.05%

S&P 500[2]	10.88%	(2.30)%	12.07%

LLCCFA[3]	8.07%	(2.98)%	10.19%

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1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

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3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated. These figures do not reflect sales charges. Investments cannot be made in an average.

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What are the Fund’s Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class K Shares.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses[2]	0.42%
Total Annual Fund Operating Expenses	1.67%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be higher or lower than the stated average percentage.

2 Includes a shareholder services/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

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Example

This Example is intended to help you compare the cost of investing in the Fund’s Class K Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class K Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$170

3 Years	$526

5 Years	$907

10 Years	$1,976

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What are the Fund’s Investment Strategies?

The Fund pursues its investment objective by investing primarily in common stock (including American Depositary Receipts) of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund also invests in convertible securities issued by these companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses quantitative, fundamental, and valuation analysis. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser evaluates each company’s earnings quality in light of its current valuation to provide a list of companies judged to be attractive. Stocks of companies subjected to traditional fundamental and valuation analysis include, but are not limited to, the stocks deemed attractive by the quantitative process. The fundamental research is conducted by the Adviser’s staff. Fundamental analysis includes, but is not limited to, examination of a company’s product positioning, management quality and sustainability of current growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

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The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer’s market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earning and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

American Depositary Receipts

American Depositary Receipts, which are traded in the United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in United States markets.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed- income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

DERIVATIVES CONTRACTS

Derivatives contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivatives contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivatives contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivatives contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivatives contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivatives contracts may increase or decrease the Fund’s exposure to interest rate, stock market and currency risks, and may also expose the fund to liquidity and leverage risks.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded over-the-counter (OTC) are frequently referred to as forward contracts. The Fund can buy or sell financial futures and index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include total return swaps, currency swaps and caps and floors.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

The Fund’s use of derivatives contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivatives contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivatives contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivatives contracts may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information, such as stock market, credit, liquidity and leverage risks.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund’s assets may change on days you cannot purchase or redeem Shares. The Fund’s Class K Shares do not charge a front-end sales charge. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund may use the fair value of a security to calculate its NAV when, for example: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

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Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price or based on market quotations.

The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

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A retirement plan’s minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Class K Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus generally to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans and IRA Rollovers from such plans, directly or through investment professionals. Class K Shares are generally available only to retirement plans where plan level omnibus accounts are held on the books of the Fund. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

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RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

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The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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David P. Gilmore

David P. Gilmore has been the Fund’s Portfolio Manager since September 2000. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became a Vice President of the Fund’s Adviser in July 2001. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.

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Carol R. Miller

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Carol R. Miller has been the Fund’s Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her MBA in Finance from Ohio State University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (Funds), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception if the life of the Fund’s Class K Shares is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class K Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003 [1]

Net Asset Value, Beginning of Period	$23.87	$22.54	$19.13
Income From Investment Operations:
Net investment income	0.09	0.01 [2]	0.03
Net realized and unrealized gain on investments, futures contracts and options	1.04	1.45	3.38

Total from investment operations	1.13	1.46	3.41

Less Distributions:
Distributions from net investment income	(0.04)	(0.13)	--
Distributions from net realized gain on investments	(0.02)	--	--

Total distributions	(0.06)	(0.13)	--

Net Asset Value, End of Period	$24.94	$23.87	$22.54

Total Return[3]	4.73%	6.49%[4]	17.83%

Ratios to Average Net Assets:

Net expenses	1.67%[5]	1.69%[5]	1.74%[5,6]

Net investment income	0.46%	0.03%	0.15%[6]

Expense waiver/reimbursement[7]	0.01%	0.00%[8]	0.00%[6,8]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,389	$9,345	$15,533

Portfolio turnover	43%	45%	40%[9]

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1 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

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2 Based on average shares outstanding.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 During the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

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5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the net expense ratio was 0.01% for the year ended October 31, 2005, and less than 0.01% for the year ended October 31, 2004 and the period ended October 31, 2003, respectively, after taking into account these expense reductions.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

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8 Represents less than 0.01%.

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9 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period ended October 31, 2003.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Investment Company Act File No. 811-4017

Cusip 314172594

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28202 (12/05)

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FEDERATED CAPITAL APPRECIATION FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectuses for Class A Shares, Class B Shares,
Class C Shares and Class K Shares of Federated Capital Appreciation Fund (Fund),
dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

               [GRAPHIC OMITTED][GRAPHIC OMICONTENTS

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?............................10
                                  --------------------------------------------------
                                  How is the Fund Sold?...........................10
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................11
                                  --------------------------------------------------
                                  Subaccounting Services..........................12
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]12
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................12
                                  --------------------------------------------------
                                  Account and Share Information...................12
                                  --------------------------------------------------
                                  Tax Information.................................13
                                  --------------------------------------------------
                                  Who Manages and Provides Services to
                                  -------------------------------------
                                  the Fund?.......................................13
                                  --------------------------------------------------
                                  How Does the Fund Measure
                                  Performance?....................................24
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............26
                                  --------------------------------------------------
                                  Financial Information...........................27
                                  --------------------------------------------------
                                  Investment Ratings..............................28
                                  --------------------------------------------------
                                  Addresses.........................................
                                  --------------------------------------------------
                                  Appendix..........................................
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the "Board") has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Class K
Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Equity Management Company of Pennsylvania
(Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

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SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.
Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity.
These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks.
Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in
U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S.
branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:
o     it is organized under the laws of, or has a principal office located in, another country;
o     the principal trading market for its securities is in another country; or
o     it (or its subsidiaries) derived in its most current fiscal year at least
      50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts, Global Depositary Receipts and International Depositary Receipts, are
traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
Examples of these include, but are not limited to, the International Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVES CONTRACTS

Derivatives contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivatives contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivatives contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivatives contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivatives contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending upon how the Fund uses derivatives contracts and the relationships between the market value of a derivative contract and the underlying asset, derivatives contracts may increase or decrease the Fund's exposure to interest rate, stock market, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivatives contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures and index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

CALL OPTIONS

A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

Buy call options on currencies (both foreign and U.S. dollar) in anticipation of an increase in the value of the underlying asset or instrument; and

Write call options on portfolio securities, index futures and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the
Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
PUT OPTIONS

A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may buy put options on individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivatives contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses.
Therefore, any such investment by the Fund may be subject to duplicate expenses.
However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund is prohibited from investing in other registered investment companies in reliance on Section
12(d)(1)(F) or (G) of the 1940 Act.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the
Adviser's credit assessment that the security is comparable to investment grade.

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INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Interest Rate Risks
o     Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
o     Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
o     Many fixed-income securities receive credit ratings from services such as
      S&P and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
o     Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in
      response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o     Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
o     If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated With Noninvestment Grade Securities o Securities rated below investment grade, also known as junk
      bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Currency Risks
o     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
o     The Adviser attempts to manage currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
o     Foreign companies may not provide information (including
      financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those
      applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Liquidity Risks
o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivatives contracts generally carry greater liquidity risk than exchange-traded contracts.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide capital appreciation. The investment objective may not be changed by the Fund's Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items" and "bank instruments."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

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HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor
(Federated Securities Corp.) offers Shares on a continuous,
best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS K
SHARES) As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets. The Fund may compensate the
Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule
12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses. Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES The Distributor may pay out of
its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the
Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares and Class C Shares of the Fund and the amount retained by the
Distributor for the last three fiscal years ended October 31:

                    2005                      2004                     2003
           Total                       Total
           Sales         Amount        Sales       Amount     -----------  ----------
            Charges     Retained      Charges     Retained       Total     Amount
                                                                 Sales      Retained
                                                                         Charges
Class A    $2,834,226   $312,809    $4,399,980    $470,283    $4,308,569    $458,719
Shares
Class B    1,053,858       0         1,586,237        0        1,458,203       0
Shares
Class C     70,371       13,572       284,185      29,244       292,631      30,013
Shares

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EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones
& Co., Maryland Heights, MO owned approximately 10,316,820 Shares (11.81%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Perishing LLC,
Jersey City, NJ owned approximately 2,937,193 Shares (14.11%), Edward Jones
& Co., Maryland Heights, MO owned approximately 1,969,588 Shares (9.46%) and
Citigroup Global Markets Inc., New York, NY owned approximately 1,171,369 Shares
(5.63%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S for the sole benefit of its customers, Jacksonville, FL owned approximately
1,226,660 Shares (16.35%) and Citigroup Global Markets Inc., New York, NY owned approximately 804,630 Shares (10.73%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class K Shares: Scudder Trust
Co., Salem, NH owned approximately 82,130 Shares (22.12%), Hartford Life
Insurance Co., Hartford, CT owned approximately 65,575 Shares (17.67%) and Carey
& Co., Columbus, OH owned approximately 37,000 Shares (9.97%).

;

TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned approximately 194,522 Shares (1.54%) of the Fund's outstanding Class A Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                         ------------
--------------------

                                                                       ----------------

 Name
 Birth Date                                               Aggregate         Total
 Address                Principal Occupation(s) for      Compensation    Compensation
 Positions Held         Past Five Years,                  From Fund     From Trust and
 with Trust             Other Directorships Held and        (past       Federated Fund
 Date Service Began     Previous Position(s)             fiscal year)      Complex
                                                                        (past calendar
                                                                            year)
  John F. Donahue*      Principal Occupations:                $0              $0
  Birth Date: July      Chairman and Director or
  28, 1924              Trustee of the Federated Fund
  CHAIRMAN AND          Complex; Chairman and
  TRUSTEE               Director, Federated Investors,
  Began serving:        Inc.
  April 1984
                          Previous Positions: Trustee,
                              Federated Investment
                             Management Company and
                             Chairman and Director,
                              Federated Investment
                        Counseling.

  J. Christopher        Principal Occupations:                $0              $0
  Donahue*              Principal Executive Officer
  Birth Date: April     and President of the Federated
  11, 1949              Fund Complex; Director or
  PRESIDENT AND         Trustee of some of the Funds
  TRUSTEE               in the Federated Fund Complex;
  Began serving:        President, Chief Executive
  January 2000          Officer and Director,
                           Federated Investors, Inc.;
                              Chairman and Trustee,
                              Federated Investment
                          Management Company; Trustee,
                              Federated Investment
                            Counseling; Chairman and
                           Director, Federated Global
                          Investment Management Corp.;
                           Chairman, Federated Equity
                              Management Company of
                             Pennsylvania, Passport
                           Research, Ltd. and Passport
                           Research II, Ltd.; Trustee,
                        Federated Shareholder Services
                          Company; Director, Federated
                        Services Company.

                        Previous Positions: President,
                        Federated Investment
                        Counseling; President and
                        Chief Executive Officer,
                        Federated Investment
                        Management Company, Federated
                        Global Investment Management
                        Corp. and Passport Research,
                        Ltd.

  Lawrence D.           Principal Occupations:            $2,546.30        $148,500
  Ellis, M.D.*          Director or Trustee of the
  Birth Date:           Federated Fund Complex;
  October 11, 1932      Professor of Medicine,
  3471 Fifth Avenue     University of Pittsburgh;
  Suite 1111            Medical Director, University
  Pittsburgh, PA        of Pittsburgh Medical Center
  TRUSTEE               Downtown; Hematologist,
  Began serving:        Oncologist and Internist,
  August 1987           University of Pittsburgh
                        Medical Center.

                            Other Directorships Held:
                            Member, National Board of
                        Trustees, Leukemia Society of
                        America.

                          Previous Positions: Trustee,
                            University of Pittsburgh;
                             Director, University of
                           Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
-------------------------------------------------------------------------

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                         ------------
                                                                       ----------------
--------------------

  Name                                                    Aggregate
  Birth Date                                             Compensation       Total
  Address               Principal Occupation(s) for       From Fund      Compensation
  Positions Held        Past Five Years,                    (past       From Trust and
  with Trust            Other Directorships Held and     fiscal year)   Federated Fund
  Date Service Began    Previous Position(s)                               Complex
                                                                        (past calendar
                                                                            year)
  Thomas G. Bigley      Principal Occupation: Director    $2,800.92        $163,350
  Birth Date:           or Trustee of the Federated
  February 3, 1934      Fund Complex.
  15 Old Timber
  Trail                 Other Directorships Held:
  Pittsburgh, PA        Director, Member of Executive
  TRUSTEE               Committee, Children's Hospital
  Began serving:        of Pittsburgh; Director,
  October 1995          University of Pittsburgh.

                            Previous Position: Senior
                        Partner, Ernst & Young LLP.

  John T. Conroy,       Principal Occupations:            $2,800.92        $163,350
  Jr.                   Director or Trustee of the
  Birth Date: June      Federated Fund Complex;
  23, 1937              Chairman of the Board,
  Investment            Investment Properties
  Properties            Corporation; Partner or
  Corporation           Trustee in private real estate
  3838 North            ventures in Southwest Florida.
  Tamiami Trail
  Suite 402             Previous Positions: President,
--------------------    Investment Properties
  Naples, FL            Corporation; Senior Vice
  TRUSTEE               President, John R. Wood and
  Began serving:        Associates, Inc., Realtors;
  November 1991         President, Naples Property
                        Management, Inc. and Northgate
                               Village Development
                        Corporation.

  Nicholas P.           Principal Occupation: Director    $2,800.92        $163,350
  Constantakis          or Trustee of the Federated
  Birth Date:           Fund Complex.
  September 3, 1939
  175 Woodshire         Other Directorships Held:
  Drive                 Director and Member of the
  Pittsburgh, PA        Audit Committee, Michael Baker
  TRUSTEE               Corporation (engineering and
  Began serving:        energy services worldwide).
  February 1998
                           Previous Position: Partner,
                             Andersen Worldwide SC.

  John F. Cunningham    Principal Occupation: Director    $2,546.30        $148,500
  Birth Date: March     or Trustee of the Federated
  5, 1943               Fund Complex.
  353 El Brillo Way
  Palm Beach, FL        Other Directorships Held:
  TRUSTEE               Chairman, President and Chief
  Began serving:        Executive Officer, Cunningham
  January 1999          & Co., Inc. (strategic
                        business consulting); Trustee
                           Associate, Boston College.

                        Previous Positions: Director,
                        Redgate Communications and EMC
                        Corporation (computer storage
                        systems); Chairman of the
                        Board and Chief Executive
                        Officer, Computer Consoles,
                        Inc.; President and Chief
                        Operating Officer, Wang
                        Laboratories; Director, First
                        National Bank of Boston;
                        Director, Apollo Computer, Inc.

  Peter E. Madden       Principal Occupation: Director    $2,546.30        $148,500
  Birth Date: March     or Trustee of the Federated
  16, 1942              Fund Complex.
  One Royal Palm Way
  100 Royal Palm Way    Other Directorships Held:
  Palm Beach, FL        Board of Overseers, Babson
  TRUSTEE               College.
  Began serving:
  November 1991         Previous Positions:
                        Representative, Commonwealth
                        of Massachusetts General
                        Court; President, State Street
                        Bank and Trust Company and
                        State Street Corporation
                        (retired); Director, VISA USA
                        and VISA International;
                        Chairman and Director,
                        Massachusetts Bankers
                        Association; Director,
                        Depository Trust Corporation;
                        Director, The Boston Stock
                        Exchange.

  Charles F.            Principal Occupations:            $2,800.92        $163,350
  Mansfield, Jr.        Director or Trustee of the
  Birth Date: April     Federated Fund Complex;
  10, 1945              Management Consultant;
  80 South Road         Executive Vice President, DVC
  Westhampton           Group, Inc. (marketing,
  Beach, NY             communications and technology)
  TRUSTEE               (prior to 9/1/00).
  Began serving:
  January 1999          Previous Positions: Chief
                        Executive Officer, PBTC
                        International Bank; Partner,
                        Arthur Young & Company
                        (now Ernst & Young LLP);
                        Chief Financial Officer of
                        Retail Banking Sector, Chase
                        Manhattan Bank; Senior Vice
                        President, HSBC Bank USA
                        (formerly, Marine Midland
                        Bank); Vice President,
                        Citibank; Assistant Professor
                        of Banking and Finance, Frank
                        G. Zarb School of Business,
                        Hofstra University.

  John E. Murray,       Principal Occupations:            $3,055.57        $178,200
  Jr., J.D., S.J.D.     Director or Trustee of the
  Birth Date:           Federated Fund Complex;
  December 20, 1932     Chancellor and Law Professor,
  Chancellor,           Duquesne University; Partner,
  Duquesne              Murray, Hogue & Lannis.
  University
  Pittsburgh, PA        Other Directorships Held:
  TRUSTEE               Director, Michael Baker Corp.
  Began serving:        (engineering, construction,
  February 1995         operations and technical
                        services).

                        Previous Positions: President,
                        Duquesne University; Dean and
                        Professor of Law, University
                        of Pittsburgh School of Law;
                        Dean and Professor of Law,
                        Villanova University School of
                        Law.

  Marjorie P. Smuts     Principal Occupations:            $2,546.30        $148,500
  Birth Date: June      Director or Trustee of the
  21, 1935              Federated Fund Complex; Public
  4905 Bayard Street    Relations/Marketing
  Pittsburgh, PA        Consultant/Conference
  TRUSTEE               Coordinator.
  Began serving:
  April 1984            Previous Positions: National
                        Spokesperson, Aluminum Company
                        of America; television
                        producer; President, Marj
                        Palmer Assoc.; Owner, Scandia
                        Bord.

  John S. Walsh         Principal Occupations:            $2,546.30        $148,500
  Birth Date:           Director or Trustee of the
  November 28, 1957     Federated Fund Complex;
  2604 William Drive    President and Director, Heat
  Valparaiso, IN        Wagon, Inc. (manufacturer of
  TRUSTEE               construction temporary
  Began serving:        heaters); President and
  January 1999          Director, Manufacturers
                        Products, Inc. (distributor of
                              portable construction
                        heaters); President, Portable
                           Heater Parts, a division of
                          Manufacturers Products, Inc.

                             Previous Position: Vice
                        President, Walsh & Kelly,
                        Inc.

OFFICERS**
-------------------------------------------------------------------------

  Name
  Birth Date
  Address
  Positions Held with Trust
-----------------------------  Principal Occupation(s) and Previous Position(s)
  Date Service Began
  John W. McGonigle            Principal Occupations: Executive Vice President and
  Birth Date: October 26,      Secretary of the Federated Fund Complex; Vice
  1938                         Chairman, Executive Vice President, Secretary and
  EXECUTIVE VICE PRESIDENT     Director, Federated Investors, Inc.
  AND SECRETARY
  Began serving: April 1984    Previous Positions: Trustee, Federated Investment
                               Management Company and Federated Investment
                               Counseling; Director, Federated Global Investment
                               Management Corp., Federated Services Company and
                               Federated Securities Corp.

  Richard J. Thomas            Principal Occupations: Principal Financial Officer
  Birth Date: June 17, 1954    and Treasurer of the Federated Fund Complex; Senior
  TREASURER                    Vice President, Federated Administrative Services.
  Began serving: November
  1998                         Previous Positions: Vice President, Federated
                               Administrative Services; held various management
                               positions within Funds Financial Services
                               Division of Federated Investors, Inc.

  Richard B. Fisher            Principal Occupations: Vice Chairman or Vice
  Birth Date: May 17, 1923     President of some of the Funds in the Federated Fund
  VICE PRESIDENT               Complex; Vice Chairman, Federated Investors, Inc.;
  Began serving: April 1984    Chairman, Federated Securities Corp.

                               Previous Positions: President and Director or
                               Trustee of some of the Funds in the Federated Fund
                               Complex; Executive Vice President, Federated
                               Investors, Inc. and Director and Chief Executive
                               Officer, Federated Securities Corp.

  Stephen F. Auth              Principal Occupations: Chief Investment Officer of
  Birth Date: September 3,     this Fund and various other Funds in the Federated
  1956                         Fund Complex; Executive Vice President, Federated
  CHIEF INVESTMENT OFFICER     Investment Counseling, Federated Global Investment
  Began serving: November      Management Corp., Federated Equity Management
  2002                         Company of Pennsylvania and Passport Research II,
                                      Ltd.

                               Previous Positions: Executive Vice President,
                               Federated Investment Management Company, and
                               Passport Research, Ltd.; Senior Vice President,
                               Global Portfolio Management Services Division;
                               Senior Vice President, Federated Investment
                               Management Company and Passport Research, Ltd.;
                               Senior Managing Director and Portfolio Manager,
                               Prudential Investments.

  Lawrence Auriana             Lawrence Auriana is Vice President of the Trust. Mr.
  Birth Date: January 8, 1944  Auriana joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Auriana was President and Treasurer
  2001                         of Edgemont Asset Management Corp., and Chairman of
                               the Board and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Auriana earned a B.S. in economics from
                               Fordham University and has been engaged in the
                               securities business since 1965.

  James E. Grefenstette        James E. Grefenstette is Vice President of the
  Birth Date: November 7,      Trust. Mr. Grefenstette joined Federated in 1992 and
  1962                         has been a Portfolio Manager since 1994. Mr.
  VICE PRESIDENT               Grefenstette became a Senior Vice President of the
  Began serving: November      Fund's Adviser in January 2000. He served as a Vice
  1998                         President of the Fund's Adviser from 1996 through
                               1999 and was an Assistant Vice President of the
                               Fund's Adviser from 1994 until 1996. Mr.
                               Grefenstette is a Chartered Financial Analyst; he
                               received his M.S. in Industrial Administration from
                               Carnegie Mellon University.

  Hans P. Utsch                Hans P. Utsch is Vice President of the Trust. Mr.
  Birth Date: July 3, 1936     Utsch joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Utsch was Chairman of the Board and
  2001                         Secretary of Edgemont Asset Management Corp., and
                               President and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Utsch graduated from Amherst College and
                               holds an M.B.A. from Columbia University. He has
                               been engaged in the securities business since 1962.

** Officers do not receive any compensation from the Fund.
-------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                           Meetings
 Board     Committee                                                          Held
 Committee Members             Committee Functions                         During
                                                                              Last
                                                                           Fiscal
                                                                              Year
           John F. Donahue     In between meetings of the full Board,         Six
 Executive John E. Murray,     the Executive Committee generally may
           Jr., J.D.,          exercise all the powers of the full
           S.J.D.              Board in the management and direction of
                               the business and conduct of the affairs of the
                               Trust in such manner as the Executive Committee
                               shall deem to be in the best interests of the
                               Trust. However, the Executive Committee cannot
                               elect or remove Board members, increase or
                               decrease the number of Trustees, elect or remove
                               any Officer, declare dividends, issue shares or
                               recommend to shareholders any action requiring
                               shareholder approval.

 Audit     Thomas G. Bigley    The purposes of the Audit Committee are        Nine
           John T. Conroy,     to oversee the accounting and financial
           Jr.                 reporting process of the Fund, the
           Nicholas P.         Fund`s internal control over financial
           Constantakis        reporting, and the quality, integrity
           Charles F.          and independent audit of the Fund`s
           Mansfield, Jr.      financial statements.  The Committee
                               also oversees or assists the Board with the
                               oversight of compliance with legal requirements
                               relating to those matters, approves the
                               engagement and reviews the qualifications,
                               independence and performance of the Fund`s
                               independent registered public accounting firm,
                               acts as a liaison between the independent
                               registered public accounting firm and the Board
                               and reviews the Fund's internal audit function.

           Thomas G. Bigley    The Nominating Committee, whose members        One
 NominatingJohn T. Conroy,     consist of all Independent Trustees,
           Jr.                 selects and nominates persons for
           Nicholas P.         election to the Fund`s Board when
           Constantakis        vacancies occur. The Committee will
           John F.             consider candidates recommended by
           Cunningham          shareholders, Independent Trustees,
           Peter E. Madden     officers or employees of any of the
           Charles F.          Fund`s agents or service providers and
           Mansfield, Jr.      counsel to the Fund. Any shareholder who
           John E. Murray,     desires to have an individual considered
           Jr.                 for nomination by the Committee must
           Marjorie P.         submit a recommendation in writing to
           Smuts               the Secretary of the Fund, at the Fund's
           John S. Walsh       address appearing on the back cover of
                               this Statement of Additional Information. The
                               recommendation should include the name and
                               address of both the shareholder and the candidate
                               and detailed information concerning the
                               candidate's qualifications and experience. In
                               identifying and evaluating candidates for
                               consideration, the Committee shall consider such
                               factors as it deems appropriate. Those factors
                               will ordinarily include: integrity, intelligence,
                               collegiality, judgment, diversity, skill,
                               business and other experience, qualification as
                               an "Independent Trustee" the existence of
                               material relationships which may create the
                               appearance of a lack of independence, financial
                               or accounting knowledge and experience, and
                               dedication and willingness to devote the time and
                               attention necessary to fulfill Board
                               responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF
INVESTMENT COMPANIES AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------
                                                                       Aggregate
                                    Dollar Range of             Dollar Range of
                                     Shares Owned               Shares Owned in
Interested                       in Federated Capital         Federated Family of
Board Member Name                  Appreciation Fund          Investment Companies
John F. Donahue                          None                    Over $100,000
J. Christopher Donahue               Over $100,000               Over $100,000
Lawrence D. Ellis, M.D.              $1 - $10,000                Over $100,000

Independent
Board Member Name
Thomas G. Bigley                     $1 - $10,000                Over $100,000
John T. Conroy, Jr.                  $1 - $10,000                Over $100,000
Nicholas P. Constantakis                 None                    Over $100,000
John F. Cunningham                       None                    Over $100,000
Peter E. Madden                          None                    Over $100,000
Charles F. Mansfield,                    None                    Over $100,000
Jr.
John E. Murray, Jr.,                     None                    Over $100,000
J.D., S.J.D.
Marjorie P. Smuts                 $50,001 - $100,000             Over $100,000
John S. Walsh                        $1 - $10,000                Over $100,000

-------------------------------------------------------------------------

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                           Total Number of Other
 Other Accounts Managed by                   Accounts Managed/
 David Gilmore                                 Total Assets*
 Registered Investment Companies         3 funds / $356.29 million
 Other Pooled Investment Vehicles                    0
 Other Accounts                                      0
* None of the Accounts has an advisory fee that is based on the performance of the account.
-------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: $100,001-$500,000

David Gilmore is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are four weighted performance categories in the Balanced
Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction
and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis versus the Fund's benchmark (i.e. S&P 500 Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted
above, Mr. Gilmore is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. The IPP score can be reduced based on management's assessment of the
Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

In addition, David Gilmore was awarded a grant of restricted Federated stock.
Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                                              Total Number of Other
 Other Accounts Managed by                      Accounts Managed/
 Carol Miller                                     Total Assets*
 Registered Investment Companies            3 funds / $356.29 million
 Other Pooled Investment Vehicles                       0
 Other Accounts                                         0
Dollar value range of shares owned in the Fund: $100,001-$500,000
-------------------------------------------------------------------------

Carol Miller is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are four weighted performance categories in the Balanced
Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction
and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis versus the Fund's benchmark (i.e. S&P 500 Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted
above, Carol Miller is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. The IPP score can be reduced based on management's assessment of the
Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.



BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

On October 31, 2005, the Fund owned securities of the following regular broker/dealers:

Broker                                          Value of Securities

Bank of America                 Common Stock    43.0 million
Morgan Stanley                  Common Stock    65.4 million
JP Morgan                       Common Stock    37.1 million
Goldman Sachs                   Common Stock    32.4 million
Citigroup                       Common Stock    64.6 million
Merrill Lynch                   Common Stock    71.3 million
Wells Fargo                     Common Stock    59.0 million

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $2,651,811,399 for which the Fund paid $3,565,783 in brokerage commissions.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                     Average Aggregate Daily
Maximum Administrative Net Assets of the Federated Funds Fee 0.150 of 1% on the
first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
-------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The independent registered public accounting firm for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

--------------------------          2005                2004            2003
For the Year Ended
October 31
Advisory Fee Earned             $24,763,953          $24,311,507    $17,368,038
Advisory Fee Reimbursement          $357               $14,296         $9,017
Brokerage Commissions            $4,089,189          $2,854,733      $3,246,979
Administrative Fee               $2,516,017          $2,470,049      $1,741,356
12b-1 Fee:
 Class A Shares                     $--                  --              --
 Class B Shares                  $4,193,491              --              --
 Class C Shares                  $1,575,263              --              --
 Class K Shares                   $58,501                --              --
Shareholder Services Fee:
  Class A Shares                 $5,773,774              --              --
  Class B Shares                 $1,397,830              --              --
  Class C  Shares                 $523,882               --              --
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.
-------------------------------------------------------------------------



HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

 Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year, ten-year or Start of
Performance periods ended October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                          30-Day          1 Year        5 Years          10 Years
                          Period
Class A Shares:
Total Return
  Before Taxes             N/A           (0.57)%        (2.22)%            9.89%
  After Taxes on           N/A           (0.71)%        (2.62)%            8.51%
  Distributions
  After Taxes on
  Distributions and        N/A           (0.19)%        (2.01)%            7.96%
  Sale of Shares
Yield                     0.70%            N/A            N/A               N/A

-------------------------------------------------------------------------
                                                                         Start of
                          30-Day          1 Year        5 Years       Performance on
                          Period                                         1/4/1996
Class B Shares:
Total Return
  Before Taxes             N/A           (1.13)%        (2.23)%            9.32%
  After Taxes on           N/A           (1.17%)        (2.50)%            8.28%
  Distributions
  After Taxes on
  Distributions and        N/A           (0.68)%        (1.95)%            7.70%
  Sale of Shares
Yield                     0.00%            N/A            N/A               N/A

-------------------------------------------------------------------------
                                                                         Start of
                                                                      Performance on
                          30-Day          1 Year        5 Years          1/4/1996
                          Period
Class C Shares:
Total Return
  Before Taxes             N/A            2.29%         (2.05%)            9.05%
  After Taxes on           N/A            2.26%         (2.32%)            8.02%
  Distributions
  After Taxes on
  Distributions and        N/A            1.54%         (1.80%)            7.46%
  Sale of Shares
Yield                     0.00%            N/A                              N/A

-------------------------------------------------------------------------
                                                                        Start of
                       30-Day           1 Year        5 Years         Performance on
                       Period                                         4/8/2003
Class K Shares:
Total Return
  Before Taxes             N/A            4.73%         (1.55)%           10.01%
  After Taxes on           N/A            4.69%         (1.84)%            8.90%
  Distributions
  After Taxes on
  Distributions and        N/A            3.12%         (1.39)%            8.30%
  Sale of Shares
Yield                     0.32%            N/A            N/A               N/A

-------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Value Line Mutual Fund Survey
Value Line Mutual Fund Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk and total return for equity and fixed-income mutual funds. The highest rating is One, and ratings are effective for one month.

CDA Mutual Fund Report
CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Dow Jones Industrial Average (DJIA)
DJIA represents share prices of selected blue-chip industrial corporations. The
DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Financial Publications
The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes,
Fortune and Money magazines, among others--provide performance statistics over specified time periods.

Lipper, Inc.
Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

Morningstar, Inc.
Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500)
The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. It can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P 500 figures.

S&P 500/Barra Growth Index

The S&P500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P 500/Barra Value Index

The S&P 500/Barra Value Index is an unmanaged market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P
500 on a market capitalization basis.

Strategic Insight Mutual Fund Research and Consulting Strategic Insight Mutual
Fund Research and Consulting ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Fund will quote its Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

Mutual Fund Source Book
Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk and total return for equity and fixed-income funds.

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WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including: high-yield, multi-sector, mortgage-backed, U.S. government,
U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.

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FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Capital Appreciation Fund dated October 31, 2005.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS AAA--Highest credit quality.
'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS Prime-1--Issuers rated
Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES

FEDERATED CAPITAL APPRECIATION FUND

Class A Shares
Class B Shares
Class C Shares
Class K Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

LEGAL COUNSEL

Dickstein Shapiro Morin & Oshinsky LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg
FactSet
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Vestek
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Evaluation Associates
Fidelity-Strategic Advisors
Lipper, Inc.
Morningstar, Inc.
Morningstar Associates
NASDAQ
Thomson Financial
Value Line
Wiesenberger/Thomson Financial

OTHER
Investment Company Institute

Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Kaufmann Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to provide capital appreciation by investing principally in common stocks.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

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Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	5
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	8
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	12
How is the Fund Sold?	20
Payments to Financial Intermediaries	21
How to Purchase Shares	24
How to Redeem and Exchange Shares	26
Account and Share Information	30
Who Manages the Fund?	33
Legal Proceedings	35
Financial Information	36

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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 25% of the Fund’s net assets may be invested in foreign securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments, which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on or about April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to April 23, 2001, is historical information of the Kaufmann Fund. The Kaufmann Fund was managed by Edgemont Asset Management Corp. and had the same investment objectives and strategies as the Fund and substantially the same investment policies as the Fund. Kaufmann Fund shareholders received Class K Shares of the Fund as a result of the reorganization.

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The Fund’s Class A Shares, B Shares and C Shares commenced operation on April 23, 2003. For the period prior to the commencement of operations of Class A, Class B and Class C Shares, the performance information shown in the bar chart below is for the Fund’s Class K Shares, adjusted to reflect the expenses of Class A Shares. The performance information shown will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 6.53%.

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Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 35.47% (quarter ended December 31, 1999). Its lowest quarterly return was (18.76)% (quarter ended September 30, 1998).

Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI), a broad-based market index, and the Lipper Mid-Cap Growth Index (LMCGI). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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	1 Year	5 Years	10 Years

Class A Shares:[1]

Return Before Taxes	8.02%	7.97%	13.09%

Return After Taxes on Distributions[2]	7.13%	5.67%	10.95%

Return After Taxes on Distributions and Sale of Fund Shares[2]	6.30%	5.87%	10.65%

Class B Shares[1]	8.15%	8.42%	13.27%

Class C Shares[1]	11.53%	8.45%	13.06%

RMGI[3]	15.48%	(3.36)%	11.23%

LMCGI[4]	14.03%	(6.07)%	9.68%

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1 The Fund’s Class A, Class B and Class C Shares total returns for such periods are those of the Kaufmann Fund’s Class K Shares, but adjusted to reflect the sales charge or contingent deferred sales charge (CDSC) and expenses applicable to that Class.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 Russell Mid-Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

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4 Lipper Mid-Cap Growth Index is the composite performance of the 30 largest mid-cap growth mutual funds, as categorized by Lipper, Inc. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

What are the Fund’s Fees and Expenses?

FEDERATED KAUFMANN FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund.

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Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.425%	1.425%	1.425%
Distribution (12b-1) Fee	0.250%[3]	0.750%	0.750%
Other Expenses[4]	0.470%	0.470%	0.470%
Total Annual Fund Operating Expenses	2.145%	2.645%[5]	2.645%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, distributor and administrator waived and the shareholder services provider reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.

Total Waivers and Reimbursement of Fund Expenses	0.215%	0.155%	0.155%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.930%	2.490%	2.490%

2 The Adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.280% for the fiscal year ended October 31, 2005.

3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund’s Class A Shares (after the voluntary waiver) was 0.210% for the fiscal year ended October 31, 2005.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived and the shareholder services provider reimbursed a portion of their fees. The administrator and shareholder services provider can terminate this voluntarily waiver and reimbursement at any time. Total other operating expenses paid by the Fund’s Class A, Class B and Class C Shares (after the voluntary waiver and reimbursement) were 0.440%, 0.460%, and 0.460%, respectively, for the fiscal year ended October 31, 2005.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower expenses than Class B Shares.

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EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund’s Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A, Class B and Class C Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$756	$1,185	$1,638	$2,891

Expenses assuming no redemption	$756	$1,185	$1,638	$2,891

Class B:

Expenses assuming redemption	$818	$1,222	$1,603	$2,858

Expenses assuming no redemption	$268	$822	$1,403	$2,858

Class C:

Expenses assuming redemption	$465	$914	$1,489	$3,049

Expenses assuming no redemption	$365	$914	$1,489	$3,049

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What are the Fund’s Investment Strategies?

In seeking to meet its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Up to 25% of the Fund’s net assets may be invested in foreign securities. When deciding which securities to buy the Fund considers:

  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

The Fund’s Adviser and Sub-Adviser (collectively, “Adviser”) use a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies, the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can grow annual earnings by at least 20% for the next three to five years; and
  have superior proven management and solid balance sheets.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects become poor.

The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations, and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that: (1) hedge only a portion of the portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

Additionally, the Fund may buy put options on stock indexes, exchange traded funds or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices. The Fund may also “sell short against the box,” (i.e. the Fund owns securities identical to those sold short) in an attempt to hedge portfolio positions. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ILLIQUID SECURITIES

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

SPECIAL TRANSACTIONS

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash, U.S. Treasury obligations or other liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

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The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

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If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board. The Fund may use the fair value of a security to calculate its NAV when, for example: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A Shares	$1,500/$100	5.50%	0.00%

Class B Shares	$1,500/$100	None	5.50%

Class C Shares	$1,500/$100	1.00%	1.00%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

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You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

Class C Shares:

All Purchases	1.00%	1.01%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (Qualifying Accounts). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs, or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only); or
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  as a Trustee or employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your investment professional received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees or employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); or
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Class B Shares only:

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  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Class K Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares, and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. If your Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

Class C Shares:

All Purchase Amounts	1.00%

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ADVANCE COMMISSIONS

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.50%

Class C Shares:

All Purchase Amounts	1.00%

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% for Class A Shares, 0.75% for Class B Shares and Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares, Class B Shares, and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

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The Fund no longer issues share certificates.

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Account and Share Information

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CONFIRMATIONS AND ACCOUNT STATEMENTS

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You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

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DIVIDENDS AND CAPITAL GAINS

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The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

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Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

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FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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Who Manages the Fund?

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The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Lawrence Auriana

Lawrence Auriana has been the Fund’s Portfolio Manager since February 1986. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch

Hans P. Utsch has been the Fund’s Portfolio Manager since February 1986. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Jonathan Art

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Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1995 to 2001. He has been an investment analyst with the Fund’s current Adviser since April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The John Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.

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Mark Bauknight

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Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1997 to 2001. He has been an investment analyst with the Fund’s current Adviser since April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 1.425% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (Funds), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class A Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	Period Ended 10/31/2001 [1]

Net Asset Value, Beginning of Period	$5.11	$4.90	$3.54	$4.23	$4.33
Income From Investment Operations:
Net investment income (loss)	(0.05)[2]	(0.06)[2]	(0.06)[2]	(0.05)[2,3]	(0.02)[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.74	0.31	1.42	(0.28)[3]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	0.69	0.25	1.36	(0.33)	(0.10)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.29)	(0.04)	--	(0.36)	--

Net Asset Value, End of Period	$5.51	$5.11	$4.90	$3.54	$4.23

Total Return[4]	14.05%	5.24%[5]	38.42%	(8.90)%	(2.31)%

Ratios to Average Net Assets:

Net expenses	1.93%	1.95%	1.95%	1.95%	1.95%[6]

Net investment income (loss)	(1.00)%	(1.29)%	(1.45)%	(1.25)%[3]	(0.93)%[6]

Expense waiver/reimbursement[7]	0.21%	0.21%	0.24%	0.18%	0.17%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,166,468	$1,172,380	$1,191,117	$435,500	$85,169

Portfolio turnover	71%	73%	72%	65%	74%

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1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

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2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

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3 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income (loss) per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income (loss) to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total returns.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class B Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	Period Ended 10/31/2001	[1]

Net Asset Value, Beginning of Period	$5.02	$4.84	$3.52	$4.22	$4.33
Income From Investment Operations:
Net investment income (loss)	(0.08)[2]	(0.09)[2]	(0.08)[2]	(0.07)[2,3]	(0.03)[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.73	0.31	1.40	(0.27)[3]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	0.65	0.22	1.32	(0.34)	(0.11)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.29)	(0.04)	--	(0.36)	--

Net Asset Value, End of Period	$5.38	$5.02	$4.84	$3.52	$4.22

Total Return[4]	13.47%	4.68%[5]	37.50%	(9.20)%	(2.54)%

Ratios to Average Net Assets:

Net expenses	2.49%	2.50%	2.50%	2.47%	2.47%[6]

Net investment income (loss)	(1.56)%	(1.84)%	(2.01)%	(1.77)%[3]	(1.45)%[6]

Expense waiver/reimbursement[7]	0.16%	0.16%	0.19%	0.16%	0.15	% [6]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,102,133	$993,477	$782,171	$427,175	$68,902

Portfolio turnover	71%	73%	72%	65%	74%

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1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

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2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

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3 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income (loss) per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income (loss) to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total returns.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class C Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	Period Ended 10/31/2001 [1]

Net Asset Value, Beginning of Period	$5.02	$4.84	$3.52	$4.22	$4.33
Income From Investment Operations:
Net investment income (loss)	(0.08)[2]	(0.09)[2]	(0.08)[2]	(0.07)[2,3]	(0.03)[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.73	0.31	1.40	(0.27)[3]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	0.65	0.22	1.32	(0.34)	(0.11)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.29)	(0.04)	--	(0.36)	--

Net Asset Value, End of Period	$5.38	$5.02	$4.84	$3.52	$4.22

Total Return[4]	13.47%	4.68%[5]	37.50%	(9.20)%	(2.54)%

Ratios to Average Net Assets:

Net expenses	2.49%	2.50%	2.50%	2.47%	2.47%[6]

Net investment income (loss)	(1.56)%	(1.84)%	(2.00)%	(1.77)%[3]	(1.45)%[6]

Expense waiver/reimbursement[7]	0.16%	0.16%	0.19%	0.16%	0.15%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$724,468	$554,799	$337,765	$127,714	$16,234

Portfolio turnover	71%	73%	72%	65%	74%

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1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

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2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

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3 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income (loss) per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income (loss) to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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5 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total returns.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172677
Cusip 314172669
Cusip 314172651

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26103 (12/05)

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Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Kaufmann Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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CLASS K SHARES

A mutual fund seeking to provide capital appreciation by investing principally in common stocks.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

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Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	5
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	8
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	12
How is the Fund Sold?	15
Payments to Financial Intermediaries	15
How to Purchase Shares	17
How to Redeem and Exchange Shares	19
Account and Share Information	22
Who Manages the Fund?	25
Legal Proceedings	27
Financial Information	28
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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 25% of the Fund’s net assets may be invested in foreign securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments, which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place effective April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to April 20, 2001, is historical information of The Kaufmann Fund. The Kaufmann Fund was managed by Edgemont Asset Management Corp. and had the same investment objectives and strategies as the Fund and substantially the same investment policies as the Fund. Kaufmann Fund shareholders received Class K Shares of the Fund as a result of the reorganization.

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Class K Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 6.53%.

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Within the period shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 28.22% (quarter ended June 30, 2003). Its lowest quarterly return was (14.04)% (quarter ended September 30, 2002).

Average Annual Total Return Table

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Return Before Taxes is shown. In addition, Return After Taxes is shown for Class K Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI), a broad-based market index, and the Lipper Mid-Cap Growth Index (LMCGI). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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	1 Year	5 Years	10 Years

Class K Shares:

Return Before Taxes	14.06%	9.23%	13.91%

Return After Taxes on Distributions[1]	13.13%	6.91%	11.75%

Return After Taxes on Distributions and Sale of Fund Shares[1]	10.30%	6.97%	11.41%

RMGI[2]	15.48%	(3.36)%	11.23%

LMCGI[3]	14.03%	(6.07)%	9.68%

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1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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2 Russell Mid-Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

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3 Lipper Mid-Cap Growth Index is the composite performance of the 30 largest mid-cap growth mutual funds, as categorized by Lipper, Inc. The index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

What are the Fund’s Fees and Expenses?

FEDERATED KAUFMANN FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	0.20%

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.425%
Distribution (12b-1) Fee[3]	0.500%
Other Expenses[4]	0.480%
Total Annual Fund Operating Expenses	2.405%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, distributor and administrator waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.

Total Waivers of Fund Expenses	0.455%
Total Actual Annual Fund Operating Expenses (after waivers)	1.950%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time, provided it limits the total net expenses of Class K Shares as described above. The management fee paid by the Fund (after the voluntary waiver) was 1.280% for the fiscal year ended October 31, 2005.

3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund’s Class K Shares (after the voluntary waiver) was 0.200% for the fiscal year ended October 31, 2005.

4 Includes an account administrative fee which is used to compensate intermediaries for account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntarily waiver at any time. Total other operating expenses paid by the Fund’s Class K Shares (after the voluntary waiver) were 0.470% for the fiscal year ended October 31, 2005.

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EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund’s Class K Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class K Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class K Shares:

Expenses assuming redemption	$264	$770	$1,303	$2,761

Expenses assuming no redemption	$244	$750	$1,283	$2,741

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What are the Fund’s Investment Strategies?

In seeking to meet its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Up to 25% of the Fund’s net assets may be invested in foreign securities. When deciding which securities to buy the Fund considers:

  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

The Fund’s Adviser and Sub-Adviser (collectively, “Adviser”) use a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies, the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can grow annual earnings by at least 20% for the next three to five years; and
  have superior proven management and solid balance sheets.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects become poor.

The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations, and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

Additionally, the Fund may buy put options on stock indexes, exchange traded funds or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices. The Fund may also “sell short against the box,” (i.e. the Fund owns securities identical to those sold short) in an attempt to hedge portfolio positions. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ILLIQUID SECURITIES

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

SPECIAL TRANSACTIONS

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash, U.S. Treasury obligations or other liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge on Class K Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

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The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

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The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

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If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge		Redemption/ Exchange Fee

		Front-End Sales Charge	Contingent Deferred Sales Charge

Class K	$1,500/$100	None	None	0.20%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

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FEE WHEN YOU REDEEM OR EXCHANGE

Your redemption or exchange proceeds may be reduced by a redemption/ exchange fee. Class K Shares are subject to a 0.20% redemption fee if your Kaufmann Fund (the Fund’s predecessor) Shares were purchased after February 1, 1985 or if you have purchased additional Class K Shares.

The redemption/exchange fee will be waived for shares purchased through employer-sponsored retirement plans, such as 401(k) plans. However, if shares are purchased for a retirement plan account through a broker, financial institution, or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Class K Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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Class K Shares of the Fund are only offered for sale to and may be purchased by former shareholders of the Kaufmann Fund, and their immediate family members, through the financial intermediary relationships that existed for the Kaufmann Fund, and through financial intermediaries investing on behalf of retirement plans where plan level omnibus accounts are held on the books of the Fund. Such retirement plans include 401(k) plans, 457 plans, employer sponored 403 (b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA Rollovers. The Kaufmann Fund is the Fund’s predecessor.

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When the Fund’s Distributor, Federated Securities Corp., receives marketing fees, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

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THROUGH AN EXCHANGE

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You may purchase Shares through an exchange from Class K Shares of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

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You may exchange Shares of the Fund into Class A Shares or Class K Shares of another Federated fund. To do this, you must:

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  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

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CONFIRMATIONS AND ACCOUNT STATEMENTS

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You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

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DIVIDENDS AND CAPITAL GAINS

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The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

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Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

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FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Class K Shares. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

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The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Lawrence Auriana

Lawrence Auriana has been the Fund’s Portfolio Manager since February 1986. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch

Hans P. Utsch has been the Fund’s Portfolio Manager since February 1986. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Jonathan Art

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Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1995 to 2001. He has been an investment analyst with the Fund’s current Adviser since April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The John Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.

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Mark Bauknight

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Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1997 to 2001. He has been an investment analyst with the Fund’s current Adviser since April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Adviser receives an annual investment advisory fee of 1.425% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005		2004	[3]	2003		2002		Period Ended 10/31/2001	[1,2]	Year Ended 12/31/2000

Net Asset Value, Beginning of Period	$5.11		$4.90		$3.54		$4.23		$4.43		$5.95
Income From Investment Operations:
Net investment income (loss)	(0.05)[4]		(0.06)[4]		(0.06)[4]		(0.05	)4,[5]	(0.03)[4]		(0.05)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.75		0.31		1.42		(0.28)[4]		(0.17)		0.76

TOTAL FROM INVESTMENT OPERATIONS	0.70		0.25		1.36		(0.33)		(0.20)		0.71

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.29)		(0.04)		--		(0.36)		--		(2.23)

Net Asset Value, End of Period	$5.52		$5.11		$4.90		$3.54		$4.23		$4.43

Total Return[6]	14.25%		5.24%[7]		38.42%		(8.92)%		(4.51)%		10.86%

Ratios to Average Net Assets:

Net expenses	1.95%		1.95%		1.95%		1.95%		1.95%[8]		1.89%

Net investment income (loss)	(1.01)%		(1.29)%		(1.46)%		(1.25)%[4]		(0.48)%[8]		(0.80)%

Expense waiver/reimbursement[9]	0.45%		0.47%		0.52%		0.45%		0.30%[8]		0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,856,427	$3,534,720	$3,494,765		$2,603,263				$3,018,540		$3,367,994

Portfolio turnover	71%		73%		72%		65%		74%		78%

Redemption fees consisted of the following per share amounts[10]	$0.00	[1][1]	$0.00	[1][1]	$0.00	[1][1]	$0.00	[1][1]	$0.00	[1][1]	--

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1 The Fund changed its fiscal year end from December 31 to October 31. Effective April 23, 2001, Federated Investment Management Company served as the Fund’s investment adviser. Prior to April 23, 2001, Edgemont Asset Management Corporation served as the Fund’s investment adviser.

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2 Beginning with the period ended October 31, 2001, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other another independent registered public accounting firm.

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3 Effective January 1, 2004 Federated Equity Management Company of Pennsylvania became the Fund’s investment adviser.

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4 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

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5 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income (loss) per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income (loss) to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

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6 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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7 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on total returns.

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8 Computed on an annualized basis.

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9 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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10 Effective November 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of redemption fees. Periods prior to October 31, 2001 have not been restated to reflect this change.

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11 Represents less than $0.01.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

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Federated Kaufmann Fund

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Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172644

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26104 (12/05)

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FEDERATED KAUFMANN FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION
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DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectuses for Class A, Class B, Class C and Class
K Shares of Federated Kaufmann Fund (Fund), dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS          [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?.............................9
                                  --------------------------------------------------
                                  How is the Fund Sold?...........................11
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................13
                                  --------------------------------------------------
                                  Subaccounting Services..........................13
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]13
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................13
                                  --------------------------------------------------
                                  Account and Share Information...................14
                                  --------------------------------------------------
                                  Tax Information.................................14
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..15
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........26
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............27
                                  --------------------------------------------------
                                  Financial Information...........................28
                                  --------------------------------------------------
                                  Investment Ratings..............................28
                                  --------------------------------------------------
                                  Addresses.........................................
                                  --------------------------------------------------
                                  Appendix..........................................
                                  --------------------------------------------------
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         [GRAPHIC OMITTED][GRAPHIC OMITTED]

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HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund is the successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on or about April 20, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in the prospectus and this SAI for periods prior to April 20, 2001, is historical information of the Kaufmann Fund. The
Kaufmann Fund was managed by Edgemont Asset Management Corp. (Edgemont) and had
the same investment objectives and strategies as the Fund and substantially the same investment policies as the Fund. Kaufmann Fund shareholders received Class
K Shares of the Fund as a result of the reorganization.

The Board of Trustees (the "Board") has established four classes of shares of the Fund, known as Class A, Class B, Class C and Class K (Shares). This SAI
relates to all classes of Shares. The Fund's investment adviser is Federated
Equity Management Company of Pennsylvania and the Fund's sub-adviser is
Federated Global Investment Management Corp. (collectively, the Adviser).

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SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS
Up to 5% of the Fund's assets may be invested in warrants. Warrants give the
Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities or preferred stocks that the
Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the
United States. Treasury securities are generally regarded as having the lowest credit risks. The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. The Fund also may invest in the following types of fixed income securities.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.
These include the Government National Mortgage Association, Small Business
Administration, Farm Credit System Financial Assistance Corporation, Farmer's
Home Administration, Federal Financing Bank, General Services Administration,
Department of Housing and Urban Development, Export-Import Bank, Overseas
Private Investment Corporation, and Washington Metropolitan Area Transit
Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the
Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal
National Mortgage Association, Student Loan Marketing Association, and Tennessee
Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
These include the Farm Credit System, Financing Corporation, and Resolution
Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o     it (or its subsidiaries) derived in its most current fiscal year at least
      50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o     Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o     Write call options on indices, exchange traded funds, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.
      If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities, exchange traded funds, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT DEFAULT SWAPS
A credit default swap is an agreement between two parties (the "Counterparties")
whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to another party (the "Protection Seller"), provided that no designated event of default (an "Event of Default") occurs on an underlying bond
(the "Reference Bond") has occurred. If an Event of Default occurs, the
Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the "Deliverable
Bond"). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. The Fund may be either the Protection
Buyer or the Protection Seller in a CDS. Under normal circumstances, the Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If the Fund is a Protection Buyer and
no Event of Default occurs, the Fund will lose its entire investment in the CDS
(i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the
Deliverable Bond and receive a payment equal to the full notional value of the
Reference Bond, even though the Reference Bond may have little or no value. If the Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if an
Event of Default occurs, the Fund (as Protection Seller) will pay the Protection
Buyer the full notional value of the Reference Bond and receive the Deliverable
Bond from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on may forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security
(typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark
(such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

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Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

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Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933
("1933 Act"). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

Borrowing for Leverage
The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund's portfolio. Interest paid on any borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

Short Sales
The Fund may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all of the Fund's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the
Fund's net assets or 2% of the securities of any class of the issuer. The Fund may also "sell short against the box," i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25%
limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks
o     The value of equity securities in the Fund's portfolio will rise and fall.
      These fluctuations could be a sustained trend or a drastic movement. The
      Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

o     The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Liquidity Risks
o     Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o     Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements)
      as frequently or to as great an extent as companies in the United States.
      Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Currency Risks
o     Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

o     The Adviser attempts to limit currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in value of such an investment magnify the Fund's risk of loss and potential for gain.

Credit Risks
o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Interest Rate Risks
o     Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Risks of Investing in Derivatives Contracts and Hybrid Instruments
o     The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund's investment objective is to provide capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, as amended (1940 Act) any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

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Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

The Fund is prohibited from investing in other registered investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

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Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

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TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.
Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

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WHAT DO SHARES COST?

The Fund's per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

SPECIAL REDEMPTION AND EXCHANGE INFORMATION (CLASS K SHARES)
Class K Shares are redeemable at a price equal to 99.8% of the then current NAV per share. This 0.2% reduction, referred to in the prospectus and this SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the reduction receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to offset transaction and other expenses caused by redemptions, and to facilitate portfolio management. The fee will be applied to offset expenses incurred or amounts expended in connection with a redemption or exchange of Class K Shares, with any balance paid over to the Fund; the fee is not a deferred sales charge, nor is it paid to the Adviser or its affiliates. The Fund reserves the right to modify the terms of or terminate this fee at any time.

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HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares, Class C Shares and Class K Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended October 31, 2005:

                              2005                                2004                                 2003
                 Total Sales                          Total Sales
                   Charges      Amount Retained         Charges            Amount        ----------------   --------------
                                                                          Retained         Total Sales          Amount
                                                                                             Charges           Retained
Class A Shares    $9,780,075        $990,541          $13,435,912       $1,344,6430         $6,218,171         $615,194
Class B Shares    $1,801,457           $0             $2,364,019             $0             $1,878,270            $0
Class C Shares     $370,695         $38,640           $1,052,877          $84,174            $780,794          $41,532
Class K Shares        $0               $0                 $0                 $0                 $0                $0

--------------------------------------------------------------------------------------


EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

 Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones &
Co., Maryland Heights, MO, owned approximately 74,307,653 Shares (17.70%) and
MLPF&S, Jacksonville, FL, owned approximately 27,029,538 (6.45%).

As of December 5, 2005,the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC, Jersey City,
NJ, owned approximately 25,223, 794 Shares (11.73%), Citigroup Global Markets
LLC, New York, NY, owned approximately 14,326,542 Shares (6.66%) and Edward
Jones & Co., Maryland Heights, Co., owned approximately 13,821,930 Shares
(6.43%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPFS,
Jacksonville, FL, owned approximately 31,616,523 Shares (22.06%), Citigroup
Global Markets Inc., New York, NY, owned approximately 19,117,713 Shares
(13.34%) and Legg Mason Wood Walker Inc., Baltimore, MD, owned approximately
11,042,882 Shares (7.70)

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class K Shares: Charles Schwab
& Co. Inc., San Francisco, CA, owned approximately 86,967,219 Shares (11.88%)
and National Financial Services, New York, NY, owned approximately 52,906,158
Shares (7.23%).



TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Class A Shares, Class B Shares, Class
C Shares and Class K Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                  --------------

         Name                                                                        ----------------
      Birth Date
        Address                                                                           Total
  Positions Held with                                               Aggregate          Compensation
         Trust              Principal Occupation(s) for Past       Compensation       From Trust and
  Date Service Began                   Five Years,                  From Fund         Federated Fund
                              Other Directorships Held and         (past fiscal          Complex
                                  Previous Position(s)                year)           (past calendar
                                                                                          year)
John F. Donahue*           Principal Occupations: Chairman              $0                  $0
Birth Date: July 28,       and Director or Trustee of the
1924                       Federated Fund Complex; Chairman
CHAIRMAN AND TRUSTEE       and Director, Federated Investors,
Began serving: April       Inc.
1984
                          Previous Positions: Trustee,
                         Federated Investment Management
                       Company and Chairman and Director,
                        Federated Investment Counseling.

J. Christopher Donahue*    Principal Occupations: Principal             $0                  $0
Birth Date: April 11,      Executive Officer and President of
1949                       the Federated Fund Complex;
PRESIDENT AND TRUSTEE      Director or Trustee of some of the
Began serving: January     Funds in the Federated Fund
2000                       Complex; President, Chief
                         Executive Officer and Director,
                           Federated Investors, Inc.;
                         Chairman and Trustee, Federated
                         Investment Management Company;
                          Trustee, Federated Investment
                       Counseling; Chairman and Director,
                           Federated Global Investment
                           Management Corp.; Chairman,
                           Federated Equity Management
                        Company of Pennsylvania, Passport
                           Research, Ltd. and Passport
                           Research II, Ltd.; Trustee,
                         Federated Shareholder Services
                          Company; Director, Federated
                           Services Company.

                         Previous Positions: President,
                        Federated Investment Counseling;
                          President and Chief Executive
                          Officer, Federated Investment
                          Management Company, Federated
                       Global Investment Management Corp.
                           and Passport Research, Ltd.

Lawrence D. Ellis,         Principal Occupations: Director or       $5,170.42            $148,500
M.D.*                      Trustee of the Federated Fund
Birth Date: October        Complex; Professor of Medicine,
11, 1932                   University of Pittsburgh; Medical
3471 Fifth Avenue          Director, University of Pittsburgh
Suite 1111                 Medical Center Downtown;
Pittsburgh, PA             Hematologist, Oncologist and
TRUSTEE                    Internist, University of
Began serving: August      Pittsburgh Medical Center.
1987
                        Other Directorships Held: Member,
                           National Board of Trustees,
                          Leukemia Society of America.

                          Previous Positions: Trustee,
                           University of Pittsburgh;
                       Director, University of Pittsburgh
                           Medical Center.

--------------------------------------------------------------------------------------
* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                      -----------------

--------------------------                                                                 ---------------------

           Name               ------------------------------------                          Total Compensation
        Birth Date                                                        Aggregate           From Trust and
         Address                                                        Compensation          Federated Fund
Positions Held with Trust       Principal Occupation(s) for Past          From Fund               Complex
    Date Service Began                    Five Years,                   (past fiscal       (past calendar year)
                                  Other Directorships Held and              year)
                                      Previous Position(s)
Thomas G. Bigley              Principal Occupation: Director or           $5,687.44              $163,350
Birth Date: February 3,       Trustee of the Federated Fund
1934                          Complex.
15 Old Timber Trail
Pittsburgh, PA                Other Directorships Held: Director,
TRUSTEE                       Member of Executive Committee,
Began serving: October        Children's Hospital of Pittsburgh;
1995                          Director, University of Pittsburgh.

                              Previous Position: Senior Partner,
                              Ernst & Young LLP.

John T. Conroy, Jr.           Principal Occupations: Director or          $5,687.44              $163,350
Birth Date: June 23, 1937     Trustee of the Federated Fund
Investment Properties         Complex; Chairman of the Board,
Corporation                   Investment Properties Corporation;
3838 North Tamiami Trail      Partner or Trustee in private real
Suite 402                     estate ventures in Southwest
Naples, FL                    Florida.
TRUSTEE
Began serving: November       Previous Positions: President,
1991                          Investment Properties Corporation;
                              Senior Vice President, John R. Wood
                              and Associates, Inc., Realtors;
                           President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.

Nicholas P. Constantakis      Principal Occupation: Director or           $5,687.44              $163,350
Birth Date: September 3,      Trustee of the Federated Fund
1939                          Complex.
175 Woodshire Drive
Pittsburgh, PA                Other Directorships Held: Director
TRUSTEE                       and Member of the Audit Committee,
Began serving: February       Michael Baker Corporation
1998                          (engineering and energy services
                              worldwide).

                           Previous Position: Partner,
                             Andersen Worldwide SC.

John F. Cunningham            Principal Occupation: Director or           $5,170.42              $148,500
Birth Date: March 5, 1943     Trustee of the Federated Fund
353 El Brillo Way             Complex.
Palm Beach, FL
TRUSTEE                       Other Directorships Held: Chairman,
Began serving: January        President and Chief Executive
1999                          Officer, Cunningham & Co., Inc.
                              (strategic business consulting);
                              Trustee Associate, Boston College.

                          Previous Positions: Director,
                         Redgate Communications and EMC
                              Corporation (computer storage systems); Chairman
                              of the Board and Chief Executive Officer, Computer
                              Consoles, Inc.; President and Chief Operating
                              Officer, Wang Laboratories; Director, First
                              National Bank of Boston; Director, Apollo
                              Computer, Inc.

Peter E. Madden               Principal Occupation: Director or           $5,170.42              $148,500
Birth Date: March 16, 1942    Trustee of the Federated Fund
One Royal Palm Way            Complex.
100 Royal Palm Way
Palm Beach, FL                Other Directorships Held: Board of
TRUSTEE                       Overseers, Babson College.
Began serving: November
1991                          Previous Positions: Representative,
                              Commonwealth of Massachusetts General Court;
                              President, State Street Bank and Trust Company and
                              State Street Corporation (retired); Director, VISA
                              USA and VISA International; Chairman and Director,
                              Massachusetts Bankers Association; Director,
                              Depository Trust Corporation; Director, The Boston
                              Stock Exchange.

Charles F. Mansfield, Jr.     Principal Occupations: Director or          $5,687.44              $163,350
Birth Date: April 10, 1945    Trustee of the Federated Fund
80 South Road                 Complex; Management Consultant;
Westhampton Beach, NY         Executive Vice President, DVC
TRUSTEE                       Group, Inc. (marketing,
Began serving: January        communications and technology)
1999                          (prior to 9/1/00).

                              Previous Positions: Chief Executive Officer, PBTC
                              International Bank; Partner, Arthur Young &
                              Company (now Ernst & Young LLP); Chief Financial
                              Officer of Retail Banking Sector, Chase Manhattan
                              Bank; Senior Vice President, HSBC Bank USA
                              (formerly, Marine Midland Bank); Vice President,
                              Citibank; Assistant Professor of Banking and
                              Finance, Frank G. Zarb School of Business, Hofstra
                              University.

John E. Murray, Jr.,          Principal Occupations: Director or          $6,204.49              $178,200
J.D., S.J.D.                  Trustee of the Federated Fund
Birth Date: December 20,      Complex; Chancellor and Law
1932                          Professor, Duquesne University;
Chancellor, Duquesne          Partner, Murray, Hogue & Lannis.
University
Pittsburgh, PA                Other Directorships Held: Director,
TRUSTEE                       Michael Baker Corp. (engineering,
Began serving: February       construction, operations and
1995                          technical services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                              Professor of Law, University of
                              Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova
                            University School of Law.

Marjorie P. Smuts             Principal Occupations:  Director or         $5,170.42              $148,500
Birth Date: June 21, 1935     Trustee of the Federated Fund
4905 Bayard Street            Complex; Public Relations/Marketing
Pittsburgh, PA                Consultant/Conference Coordinator.
TRUSTEE
Began serving: April 1984     Previous Positions: National
                              Spokesperson, Aluminum Company of
                          America; television producer;
                         President, Marj Palmer Assoc.;
                              Owner, Scandia Bord.

John S. Walsh                 Principal Occupations:  Director or         $5,170.42              $148,500
Birth Date: November 28,      Trustee of the Federated Fund
1957                          Complex; President and Director,
2604 William Drive            Heat Wagon, Inc. (manufacturer of
Valparaiso, IN                construction temporary heaters);
TRUSTEE                       President and Director,
Began serving: January        Manufacturers Products, Inc.
1999                          (distributor of portable
                              construction heaters); President,
                              Portable Heater Parts, a division
                              of Manufacturers Products, Inc.

                              Previous Position: Vice President,
                              Walsh & Kelly, Inc.

--------------------------------------------------------------------------------------

OFFICERS**

               Name
            Birth Date
             Address
    Positions Held with Trust
----------------------------------     Principal Occupation(s) and Previous Position(s)
        Date Service Began
John W. McGonigle                 Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938      Secretary of the Federated Fund Complex; Vice Chairman,
EXECUTIVE VICE PRESIDENT AND      Executive Vice President, Secretary and Director,
SECRETARY                         Federated Investors, Inc.
Began serving: April 1984
                                  Previous Positions: Trustee, Federated Investment
                                  Management Company and Federated Investment Counseling;
                                  Director, Federated Global Investment Management Corp.,
                                  Federated Services Company and Federated Securities Corp.

Richard J. Thomas                 Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954         Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                         President, Federated Administrative Services.
Began serving: November 1998
                                  Previous Positions: Vice President, Federated
                                  Administrative Services; held various
                                  management positions within Funds Financial
                                  Services Division of Federated Investors, Inc.

Richard B. Fisher                 Principal Occupations: Vice Chairman or Vice President of
Birth Date: May 17, 1923          some of the Funds in the Federated Fund Complex; Vice
VICE PRESIDENT                    Chairman, Federated Investors, Inc.; Chairman, Federated
Began serving: April 1984         Securities Corp.

                                  Previous Positions: President and Director or Trustee of
                                  some of the Funds in the Federated Fund Complex; Executive
                                  Vice President, Federated Investors, Inc. and Director and
                                  Chief Executive Officer, Federated Securities Corp.
Stephen F. Auth                   Principal Occupations: Chief Investment Officer of this
Birth Date: September 3, 1956     Fund and various other Funds in the Federated Fund
CHIEF INVESTMENT OFFICER          Complex; Executive Vice President, Federated Investment
Began serving: November 2002      Counseling, Federated Global Investment Management Corp.,
                                  Federated Equity Management Company of Pennsylvania and
                                  Passport Research II, Ltd.

                                  Previous Positions: Executive Vice President, Federated
                                  Investment Management Company, and Passport Research,
                                  Ltd.; Senior Vice President, Global Portfolio Management
                                  Services Division; Senior Vice President, Federated
                                  Investment Management Company and Passport Research, Ltd.;
                                  Senior Managing Director and Portfolio Manager, Prudential
                                  Investments.

Lawrence Auriana                  Lawrence Auriana has been the Fund's Portfolio Manager
Birth Date: January 8, 1944       since February 1986.He is Vice President of the Trust. Mr.
VICE PRESIDENT                    Auriana joined Federated in April 2001 as Co-Head of
Began serving: November 2001      Investments/Federated Kaufmann. From August 1984 to April
                                  2001, Mr. Auriana was President and Treasurer of Edgemont
                                  Asset Management Corp., and Chairman of the Board and
                                  Portfolio Manager to The Kaufmann Fund, Inc. (predecessor
                                  to the Federated Kaufmann Fund). Mr. Auriana earned a B.S.
                                  in economics from Fordham University and has been engaged
                                  in the securities business since 1965.

James E. Grefenstette             James E. Grefenstette is Vice President of the Trust. Mr.
Birth Date: November 7, 1962      Grefenstette joined Federated in 1992 and has been a
VICE PRESIDENT                    Portfolio Manager since 1994. Mr. Grefenstette became a
Began serving: November 1998      Senior Vice President of the Fund's Adviser in January
                                  2000. He served as a Vice President of the
                                  Fund's Adviser from 1996 through 1999 and was
                                  an Assistant Vice President of the Fund's
                                  Adviser from 1994 until 1996. Mr. Grefenstette
                                  is a Chartered Financial Analyst; he received
                                  his M.S. in Industrial Administration from
                                  Carnegie Mellon University.

Hans P. Utsch                     Hans P. Utsch has been the Fund's Portfolio Manager since
Birth Date: July 3, 1936          February 1986. He is Vice President of the Trust. Mr.
VICE PRESIDENT                    Utsch joined Federated in April 2001 as Co-Head of
Began serving: November 2001      Investments/Federated Kaufmann. From August 1984 to April
                                  2001, Mr. Utsch was Chairman of the Board and Secretary of
                                  Edgemont Asset Management Corp., and President and
                                  Portfolio Manager to The Kaufmann Fund, Inc. (predecessor
                                  to the Federated Kaufmann Fund). Mr. Utsch graduated from
                                  Amherst College and holds an M.B.A. from Columbia
                                  University. He has been engaged in the securities business since 1962.

--------------------------------------------------------------------------------------
** Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD

                                                                                               Meetings Held
 Board Committee         Committee                                                              During Last
                          Members                        Committee Functions                    Fiscal Year
Executive           John F. Donahue         In between meetings of the full Board, the              Six
                    John E. Murray,         Executive Committee generally may exercise
                    Jr., J.D., S.J.D.       all the powers of the full Board in the
                                            management and direction of the
                                            business and conduct of the affairs
                                            of the Trust in such manner as the
                                            Executive Committee shall deem to be
                                            in the best interests of the Trust.
                                            However, the Executive Committee
                                            cannot elect or remove Board
                                            members, increase or decrease the
                                            number of Trustees, elect or remove
                                            any Officer, declare dividends,
                                            issue shares or recommend to
                                            shareholders any action requiring
                                            shareholder approval.

Audit               Thomas G. Bigley        The purposes of the Audit Committee are to             Nine
                    John T. Conroy, Jr.     oversee the accounting and financial
                    Nicholas P.             reporting process of the Fund, the Fund`s
                    Constantakis            internal control over financial reporting,
                    Charles F.              and the quality, integrity and independent
                    Mansfield, Jr.          audit of the Fund`s financial statements.
                                            The Committee also oversees or
                                            assists the Board with the oversight
                                            of compliance with legal
                                            requirements relating to those
                                            matters, approves the engagement and
                                            reviews the qualifications,
                                            independence and performance of the
                                            Fund`s independent registered public
                                            accounting firm, acts as a liaison
                                            between the independent registered
                                            public accounting firm and the Board
                                            and reviews the Fund`s internal
                                            audit function.

Nominating          Thomas G. Bigley        The Nominating Committee, whose members                 One
                    John T. Conroy, Jr.     consist of all Independent Trustees, selects
                    Nicholas P.             and nominates persons for election to the
                    Constantakis            Fund`s Board when vacancies occur. The
                    John F. Cunningham      Committee will consider candidates
                    Peter E. Madden         recommended by shareholders, Independent
                    Charles F.              Trustees, officers or employees of any of the
                    Mansfield, Jr.          Fund`s agents or service providers and
                    John E. Murray, Jr.     counsel to the Fund. Any shareholder who
                    Marjorie P. Smuts       desires to have an individual considered for
                    John S. Walsh           nomination by the Committee must submit a
                                            recommendation in writing to the
                                            Secretary of the Fund, at the Fund
                                            's address appearing on the back
                                            cover of this Statement of
                                            Additional Information. The
                                            recommendation should include the
                                            name and address of both the
                                            shareholder and the candidate and
                                            detailed information concerning the
                                            candidate's qualifications and
                                            experience. In identifying and
                                            evaluating candidates for
                                            consideration, the Committee shall
                                            consider such factors as it deems
                                            appropriate. Those factors will
                                            ordinarily include: integrity,
                                            intelligence, collegiality,
                                            judgment, diversity, skill, business
                                            and other experience, qualification
                                            as an "Independent Trustee," the
                                            existence of material relationships
                                            which may create the appearance of a
                                            lack of independence, financial or
                                            accounting knowledge and experience,
                                            and dedication and willingness to
                                            devote the time and attention
                                            necessary to fulfill Board
                                            responsibilities.

--------------------------------------------------------------------------------------

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004

                                                          -------------------
                                   Dollar Range of             Aggregate
-----------------------------       Shares Owned            Dollar Range of
                             ----   in Federated    ------  Shares Owned in
Interested                       -------------------      Federated Family of
Board Member Name                   Kaufmann Fund             Investment
                                                               Companies
John F. Donahue                     Over $100,00             Over $100,000
J. Christopher Donahue              Over $100,00             Over $100,000
Lawrence D. Ellis, M.D.                 None                 Over $100,000

Independent
Board Member Name
Thomas G. Bigley                   $10,001-$50,000           Over $100,000
John T. Conroy, Jr.                     None                 Over $100,000
Nicholas P. Constantakis          $50,001-$100,000           Over $100,000
John F. Cunningham                      None                 Over $100,000
Peter E. Madden                         None                 Over $100,000
Charles F. Mansfield, Jr.               None                 Over $100,000
John E. Murray, Jr., J.D.,              None                 Over $100,000
S.J.D.
Marjorie P. Smuts                  $10,001-$50,000           Over $100,000
John S. Walsh                      $10,001-$50,000           Over $100,000
--------------------------------------------------------------------------------------


INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.'

                                         ----------------------------------------------

   Other Accounts Managed by Lawrence      Total Number of Other Accounts Managed /
                Auriana                                  Total Assets*

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

    Registered Investment Companies                2 funds / $724.99 million
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

    Other Pooled Investment Vehicles                           0
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

             Other Accounts                                    0
---------------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  over $1,000,000.

Lawrence Auriana is paid a fixed base salary and a variable annual incentive.
Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr.
Auriana may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                       ----------------------------------------------

 Other Accounts Managed by Hans Utsch    Total Number of Other Accounts Managed /
                                                       Total Assets*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

   Registered Investment Companies               1 fund / $ 640.50 million
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

   Other Pooled Investment Vehicles                          0
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

            Other Accounts                                   0
-------------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  $100,001-$500,000.

Hans Utsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr.
Utsch may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                       -----------------------------------------------

Other Accounts Managed by Jonathan Art    Total Number of Other Accounts Managed /
                                                       Total Assets*
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

   Registered Investment Companies                           0
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

   Other Pooled Investment Vehicles                          0
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

            Other Accounts                                   0
--------------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  $100,001-$500,000.

Jonathan Art is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. Additionally, Mr. Art provides research and analytical support for other accounts. Investment performance is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Art may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                            --------------------------------------------------

 Other Accounts Managed by Mark Bauknight    Total Number of Other Accounts Managed / Total
                                                                         Assets*
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

      Registered Investment Companies                               0
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

     Other Pooled Investment Vehicles                               0
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

              Other Accounts                                        0
----------------------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  $100,001-$500,000.

Mark Bauknight is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. Additionally, Mr. Bauknight provides research and analytical support for other accounts. Investment performance is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Bauknight may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. All of the Fund's trading in initial public offerings ("IPO") will be done independently from any other accounts. Although the Fund also expects to engage in non-IPO trading independently from any other accounts, when the Fund and one or more of those accounts do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the
Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Conversely, it is possible that independent trading activity by the Fund could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

In all brokerage orders, the Fund's managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. The managers also consider the ongoing brokerage and research services provided to the Fund. The Fund will pay broker-dealers a commission for executing a particular transaction for the Fund that may be in excess of the amount of commission those or other broker-dealers may normally charge other institutional investors if the managers determine, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or of the overall benefits to the Fund.

For the October 31 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $7,085,580,860 for which the Fund paid $16,338,629 in brokerage commissions.


Kaufmann Fund Affiliated Brokerage
As permitted by Section 17(e) of the 1940 Act and Rule 17e-1 there under,
Bowling Green Securities ("Bowling Green") acted as a broker to the Kaufmann
Fund (prior to its reorganization into the Fund) in connection with the sale of various securities traded on an exchange. Bowling Green was an affiliate of
Messrs. Utsch and Auriana; Hans P. Utsch was the sole shareholder of Bowling
Green and Lawrence Auriana was a registered representative thereof. Pursuant to conditions and procedures adopted by the Board of Directors of the Kaufmann
Fund, in accordance with Rule 17e-1, the Kaufmann Fund's investment adviser was required to ascertain that any commissions, fees or other remuneration paid to
Bowling Green were reasonable and fair compared to those of other brokers in connection with transactions involving similar securities purchased or sold on a securities exchange during a comparable period of time. Bowling Green does not act as a broker to the Fund.

Bowling Green was required to provide regular brokerage services to the Kaufmann
Fund at competitive rates that are in accordance with Section 11(a) of the
Securities Exchange Act of 1934. The SEC is authorized to regulate or prohibit broker/dealers such as Bowling Green from effecting transactions in securities owned by an account such as the Kaufmann Fund, over which the principals of
Bowling Green have investment discretion. Bowling Green could not buy or sell portfolio securities as a principal from or to the Kaufmann Fund. The Kaufmann
Fund was also permitted to purchase underwritten securities during the existence of an underwriting syndicate of which Bowling Green was a member, subject to restrictions of applicable law and the Kaufmann Fund's policies.

The Board of the Kaufmann Fund received quarterly reports, prepared by the
Kaufmann Fund's independent public accountants, to review the exchange trades executed by Bowling Green at the end of each quarter, and reviewed the appropriateness of the conditions and procedures on an annual basis.

The affiliations of Hans P. Utsch and Lawrence E. Auriana as: (1) a Director and
Officer of the Kaufmann Fund; (2) a 50% Shareholder and Officer of Edgemont; and
(3) a sole shareholder (Mr. Utsch) and affiliate (Mr. Auriana) of Bowling Green;
created, for each of them, an inherent potential conflict of interest. The
Kaufmann Fund's Directors, who are not interested persons, were aware of these potential conflicts and did not perceive them as detrimental to the Kaufmann
Fund.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                          Average Aggregate Daily
 Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the
         first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion
The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
--------------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young
LLP, conducts its audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

--------------------------    -----------------      ---------------     -----------------
For the Year Ended                  2005                  2004                 2003
October 31
Advisory Fee Earned             $107,666,544           $91,637,470          $59,532,296
Advisory Fee Reduction           $11,010,747            9,520,271            6,180,168
Advisory Fee Reimbursement        $310,920               128,872              86,397
Sub-Advisory Fee                 $88,777,677                                43,597,007
Sub-Advisory Fee Waiver              $0
Brokerage Commissions            $17,220,375           19,152,301           14,853,758
Administrative Fee               $5,757,329             4,900,193            3,141,520
12b-1 Fee:
 Class A Shares                  $4,317,975                --                   --
 Class B Shares                  $8,138,814                --                   --
 Class C Shares                  $4,928,477                --                   --
 Class K Shares                  $7,703,546                --                   --
Shareholder Services Fee:
 Class A Shares                  $4,501,968                --                   --
 Class B Shares                  $2,677,640                --                   --
 Class C Shares                  $1,649,028                --                   --
 Class K Shares                  $8,831,008                --                   --

--------------------------------------------------------------------------------------

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

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AVERAGE ANNUAL TOTAL RETURNS AND YIELD
The total returns shown for the Fund's Class K Shares are those of the Fund's predecessor, the Kaufmann Fund. The Fund's Class A Shares, Class B Shares and
Class C Shares are also those of the Kaufmann Fund, but have been adjusted to reflect the sales charges or CDSC and expenses applicable to that class. Total returns are given for the one-year, five-year and ten-year periods ended October
31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                  30-Day Period         1 Year         5 Years        10 Years
Class A Shares:
Total Return
  Before Taxes                         N/A              7.78%           5.30%          10.44%
  After Taxes on                       N/A              6.90%           3.05%           8.35%
  Distributions
  After Taxes on                       N/A
  Distributions and Sale of                             6.10%           3.53%           8.19%
  Shares
Yield                                  N/A               N/A             N/A             N/A

--------------------------------------------------------------------------------------

                                  30-Day Period         1 Year         5 Years        10 Years
Class B Shares:
Total Return
  Before Taxes                         N/A              7.97%           5.71%          10.63%
  After Taxes on                       N/A              7.02%           3.43%           8.54%
  Distributions
  After Taxes on                       N/A
  Distributions and Sale of                             6.31%           3.89%           8.38%
  Shares
Yield                                 0.00%              N/A             N/A             N/A

--------------------------------------------------------------------------------------

                                  30-Day Period         1 Year         5 Years        10 Years
Class C Shares:
Total Return
  Before Taxes                         N/A              11.34%          5.75%          10.40%
  After Taxes on                       N/A              10.41%          3.49%           8.31%
  Distributions
  After Taxes on                       N/A
  Distributions and Sale of                             8.49%           3.93%           8.18%
  Shares
Yield                                  N/A               N/A             N/A             N/A

--------------------------------------------------------------------------------------

                                   30-Day Period        1 Year         5 Years        10 Years
Class K Shares:
Total Return
  Before Taxes                          N/A             14.02%          6.51%          11.23%
  After Taxes on Distributions          N/A             13.09%          4.25%           9.13%
  After Taxes on                        N/A
  Distributions and Sale of                             10.22%          4.58%           8.92%
  Shares
Yield                                   N/A              N/A             N/A             N/A

--------------------------------------------------------------------------------------


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

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YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values, which rates more than 1,000
NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Consumer Price Index is a measure of change in consumer prices, as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

Gross National Product is a measure, based on current market prices, of the total of all goods and services produced in the United States over a particular period of time, usually one year, with the amount expressed in dollars.


WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.

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

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Kaufmann Fund dated October 31, 2005.



INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

a--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bib--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

coca, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "a" to "coca" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.



ADDRESSES

FEDERATED KAUFMANN FUND

Class A Shares
Class B Shares
Class C Shares
Class K Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Adviser
Federated Global Investment Management Corp.
450 Lexington Avenue, Suite 3700
New York, NY 10017-3943

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072



APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
HSBC
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Reed Smith LLP
Dickstein Shapiro Morin & Oshinsky, LLP

SERVICE PROVIDERS
Bloomberg
Factset
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data

Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Fidelity-Strategic Advisors
Lipper
Morningstar
NASDAQ
Value Line
Wiesenberger/Thomson Financial

OTHER
ICI


Federated
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Kaufmann Small Cap Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005


CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to provide capital appreciation by investing primarily in equity securities of small-cap companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 5

What are the Fund's Investment Strategies? 6

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 10

What Do Shares Cost? 13

How is the Fund Sold? 20

Payments to Financial Intermediaries 20

How to Purchase Shares 23

How to Redeem and Exchange Shares 26

Account and Share Information 29

Who Manages the Fund? 32

Legal Proceedings 34

Financial Information 35

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index (which had a market capitalization range of $ 3.1 million to $ 4. 107 billion as of November 30, 2005) or the Standard & Poor's Small Cap 600 Index (which had a market capitalization range of $ 4 million to $ 5. 59 billion as of November 30, 2005). Up to 25% of the Fund's net assets may be invested in foreign securities. The Adviser's and Sub-Adviser's (collectively, Adviser) process for selecting investments is bottom-up and growth-oriented.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Interest Rate Risks .. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the Fund's Class A Shares total returns on a calendar year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total return shown in the bar chart does not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the return shown would have been lower.

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The Fund's Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 4. 29%.

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Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 39.07% (quarter ended June 30, 2003). Its lowest quarterly return was ( 5. 59)% (quarter ended September 30, 2004).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund's Class A, Class B, and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Growth Index (R2000G), a broad based market index, and the Lipper Small Cap Growth Funds Average (LSCGFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

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(For the Periods Ended December 31, 2004)

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	1 Year	Start of Performance [1]
Class A Shares:
Return Before Taxes	 16. 32%	 44. 00%
Return After Taxes on Distributions [2]	 14. 40%	 42. 48%
Return After Taxes on Distributions and Sale of Fund Shares [2]	 10. 78%	 37. 42%
Class B Shares:
Return Before Taxes	 16. 94%	 46. 12%
Class C Shares:
Return Before Taxes	 20. 29%	 46. 72%
R2000G	 14. 31%	 27.93%
LSCGFA	 11. 12%	 26.71%
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1 The Fund's Class A, Class B and Class C Shares start of performance date was December 18, 2002.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for the Fund's Class B Shares and Class C Shares will differ from those shown above for the Fund's Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

What are the Fund's Fees and Expenses?

FEDERATED KAUFMANN SMALL CAP FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B, or Class C Shares of the Fund.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers) [1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee [2]	1.425%	1.425%	1.425%
Distribution (12b-1) Fee	0.250% [3]	0.750%	0.750%
Other Expenses [4]	0.555%	0.555%	0.555%
Total Annual Fund Operating Expenses	2.230%	2.730% [5]	2.730%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.
Total Waivers of Fund Expenses	0.280%	0.230%	0.230%
Total Actual Annual Fund Operating Expenses (after waivers)	1.950%	2.500%	2.500%
2 The Adviser voluntarily waived a portion of management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.195% for the fiscal year ending October 31, 2005.
3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.20% for the fiscal year ending October 31, 2005.
4 Includes a shareholder services fee/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financials Intermediaries" herein.
5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, Class B, and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B, and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$764	$1,209	$1,679	$2,974
Expenses assuming no redemption	$764	$1,209	$1,679	$2,974
Class B:
Expenses assuming redemption	$826	$1,247	$1,645	$2,941
Expenses assuming no redemption	$276	$ 847	$1,445	$2,941
Class C:
Expenses assuming redemption	$473	$ 939	$1,530	$3,130
Expenses assuming no redemption	$373	$ 939	$1,530	$3,130

What are the Fund's Investment Strategies?

In seeking to meet its investment objective, the Fund invests primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Up to 25% of the Fund's net assets may be invested in foreign securities. The Adviser's process for selecting investments is bottom-up and growth-oriented. When deciding which securities to buy the Fund considers:

  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

The Fund's Adviser use a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies, the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

The Fund assesses individual companies from the perspective of a long-term investor. The Adviser seeks to purchase stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can rapidly grow annual earnings over the next three to five years; or
  have superior proven management and solid balance sheets.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate- and long-term prospects become poor.

The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations, and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

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Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index (which had a market capitalization range of $ 3.1 million to $ 4. 107 billion as of November 30, 2005) or the Standard & Poor's Small Cap 600 Index (which had a market capitalization range of $ 4 million to $ 5. 59 billion as of November 30, 2005). Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of small capitalization stocks.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

ILLIQUID SECURITIES

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Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

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FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed- income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

SPECIAL TRANSACTIONS

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash, U.S. Treasury obligations or other liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.
  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

  Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CURRENCY RISKS

  Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LEVERAGE RISKS

  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

INTEREST RATE RISKS

  Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open .

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The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

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The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

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If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Trustees (the "Board").

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The Fund may use the fair value of a security to calculate its NAV when, for example: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

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Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

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In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
Class A	$1,500/$100	5.50%	0.00%
Class B	$1,500/$100	None	5.50%
Class C	$1,500/$100	1.00%	1.00%
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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs ( SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ( expense ratios ), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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Class C Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
All Purchases	1.00%	1.01%

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (Qualifying Accounts). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs ) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs, or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
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Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
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  as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only) ; or
  as a Trustee or employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
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  Shares held the longest ( to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.


Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 ( the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
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  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees or employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period ( the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange ) ; and
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Class B Shares only:

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  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.
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How is the Fund Sold?

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

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Class K Shares each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares, and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

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When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares
Purchase Amount	Dealer Reallowance as a percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

Class C Shares
Dealer Reallowance as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

ADVANCE COMMISSIONS


When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:


Class A Shares (for purchases over $1 million)
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.


Class B Shares:	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.50%

Class C Shares:	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

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

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% for Class A Shares, 0.75% for Class B Shares and Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A Shares, Class B Shares, and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.


These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.


How to Purchase Shares


You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check ), you automatically will receive Class A Shares.


THROUGH A FINANCIAL INTERMEDIARY

  Establish an account with the financial intermediary; and
  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.


An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:


State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number


You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds , note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM


Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS


You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.


How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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

THROUGH A FINANCIAL INTERMEDIARY


Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging , the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM


You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income .


Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.


Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.


If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.


If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.


The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost? ". The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.


The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.


The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION


Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com .. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.


To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semi-annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

Who Manages the Fund?


The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.


The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-adviser manages. The Sub-Adviser's address is 450 Lexington Avenue, Suite 3700, New York, NY 10017- 3943.


The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $ 179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1, 385 employees. Federated provides investment products to more than 5, 700 investment professionals and institutions.


PORTFOLIO MANAGEMENT INFORMATION


Lawrence Auriana


Lawrence Auriana has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

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Hans P. Utsch

Hans P. Utsch has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Aash M. Shah

Aash M. Shah has been the Fund's Portfolio Manager since inception. Mr. Shah joined Federated in 1993 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since January 1997. Mr. Shah was a Portfolio Manager and served as an Assistant Vice President of the Adviser from 1995 through 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in Finance and Accounting. Mr. Shah is a Chartered Financial Analyst.

John Ettinger

John Ettinger has been the Fund's Portfolio Manager since October 2003. Mr. Ettinger has been an investment analyst with the Fund's Adviser since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001. Mr. Ettinger is a Chartered Financial Analyst. He earned a B.A. in Economics from Duke University.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 1.425% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds (Funds), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com ..

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees .

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The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$19.30		$17.07		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.35	) [2]	(0.31	) [2]	(0.21	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	2.76		2.79		7.28
TOTAL FROM INVESTMENT OPERATIONS	2.41		2.48		7.07
Less Distributions:
Distributions from net realized gain on investments	(1.11)		(0.25)		--
Net Asset Value, End of Period	$20.60		$19.30		$17.07
Total Return [3]	12.79%		14.72%		70.70%

Ratios to Average Net Assets:
Net expenses	1.95%		1.95%		1.95	% [4]
Net investment income (loss)	(1.73)%		(1.72)%		(1.67	)% [4]
Expense waiver/reimbursement [5]	0.28%		0.31%		0.85	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$371,092		$216,310		$121,125
Portfolio turnover	42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, which is dated October 31, 2005, which can be obtained free of charge.

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$19.16		$17.04		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.46	) [2]	(0.41	) [2]	(0.29	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	2.74		2.78		7.33
TOTAL FROM INVESTMENT OPERATIONS	2.28		2.37		7.04
Less Distributions:
Distributions from net realized gain on investments	(1.11)		(0.25)		--
Net Asset Value, End of Period	$20.33		$19.16		$17.04
Total Return [3]	12.17%		14.09%		70.40%

Ratios to Average Net Assets:
Net expenses	2.50%		2.50%		2.50	% [4]
Net investment income (loss)	(2.28)%		(2.27)%		(2.22	)% [4]
Expense waiver/reimbursement [5]	0.23%		0.26%		0.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$117,744		$87,938		$43,390
Portfolio turnover	42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, which is dated October 31, 2005, which can be obtained free of charge.

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$19.16		$17.04		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.46	) [2]	(0.41	) [2]	(0.29	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	2.74		2.78		7.33
TOTAL FROM INVESTMENT OPERATIONS	2.28		2.37		7.04
Less Distributions:
Distributions from net realized gain on investments	(1.11)		(0.25)		--
Net Asset Value, End of Period	$20.33		$19.16		$17.04
Total Return [3]	12.17%		14.09%		70.40%

Ratios to Average Net Assets:
Net expenses	2.50%		2.50%		2.50	% [4]
Net investment income (loss)	(2.28)%		(2.27)%		(2.22	)% [4]
Expense waiver/reimbursement [5]	0.23%		0.26%		0.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$152,232		$100,873		$47,696
Portfolio turnover	42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, which is dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

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

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

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Investment Company Act File No. 811-4017

Federated
World-Class Investment Manager

Federated Kaufmann Small Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172636
Cusip 314172628
Cusip 314172610

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28057 (12/ 05)

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Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

FEDERATED KAUFMANN SMALL CAP FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION
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DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectus for Class A Shares, Class B Shares and
Class C Shares of Federated Kaufmann Small Cap Fund (Fund), dated December 31,
2005 and the prospectus for Class K Shares, dated November 1, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS          [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?............................11
                                  --------------------------------------------------
                                  How is the Fund Sold?...........................12
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................13
                                  --------------------------------------------------
                                  Subaccounting Services..........................13
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]14
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................14
                                  --------------------------------------------------
                                  Account and Share Information...................14
                                  --------------------------------------------------
                                  Tax Information.................................15
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..15
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........25
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............27
                                  --------------------------------------------------
                                  Financial Information...........................29
                                  --------------------------------------------------
                                  Investment Ratings..............................29
                                  --------------------------------------------------
                                  Addresses.........................................
                                  --------------------------------------------------
                                  Appendix..........................................
                                  --------------------------------------------------
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          [GRAPHIC OMITTED][GRAPHIC OMITTED]

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HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the "Board") has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Class K
Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Equity Management Company of Pennsylvania and
the Fund's sub-adviser is Federated Global Investment Management Corp.
(collectively, the Adviser).

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SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.
These include the Government National Mortgage Association, Small Business
Administration, Farm Credit System Financial Assistance Corporation, Farmer's
Home Administration, Federal Financing Bank, General Services Administration,
Department of Housing and Urban Development, Export-Import Bank, Overseas
Private Investment Corporation and Washington Metropolitan Area Transit
Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the
Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal
National Mortgage Association, Student Loan Marketing Association and Tennessee
Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
These include the Farm Credit System, Financing Corporation and Resolution
Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed-income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

BANK INSTRUMENTS
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by
U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S.
dollars and issued by non-U.S. branches of U.S. or foreign banks.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;
o     the principal trading market for its securities is in another country; or
o     it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options.

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o     Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o     Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT DEFAULT SWAPS
Credit default swaps are agreements between two parties whereby one party (the
"protection buyer") agrees to make regular payments over the term of the agreement to another party (the "protection seller"), provided that no designated event of default on an underlying obligation has occurred. If an event of default occurs, the protection seller must pay the protection buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the protection buyer or the protection seller in a credit default swap. If the Fund is a protection buyer and no event of default occurs, the Fund will lose its entire investment in the swap agreement (i.e., An amount equal to the payments made to the protection seller). However, if an event of default occurs, the Fund (as protection buyer)
will deliver the underlying obligation and receive a payment equal to the full notional value of the underlying asset, even though the underlying asset may have little or no value. If the Fund is the protection seller and no default occurs, then the Fund will receive a fixed rate of income throughout the term of the agreement. However, if an event of default occurs, the Fund (as protection seller) will pay the protection buyer the full notional value of the reference obligation and receive the underlying obligation. Credit default swaps involve greater risks than if the Fund invested directly in the underlying obligation.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on may forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security
(typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark
(such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument.
Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments.
Moreover, depending on the structure of the particular hybrid, it may expose the
Fund to leverage risks or carry liquidity risks.

DEPOSITARY RECEIPTS
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
Examples of these include, but are not limited to, the International Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

Asset Coverage
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 (1933 Act). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

Borrowing for Leverage
The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund's portfolio. Interest paid on any borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

Short Sales
The Fund may make short sales of securities listed on one or more national exchanges or on the Nasdaq Stock Market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all of the Fund's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the
Fund's net assets or 2% of the securities of any class of the issuer. The Fund may also "sell short against the box," i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25%
limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

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Investment Ratings for Investment Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the
Adviser's credit assessment that the security is comparable to investment grade.

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INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks
o     The value of equity securities in the Fund's portfolio will rise and fall.
      These fluctuations could be a sustained trend or a drastic movement. The
      Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

o     The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Liquidity Risks
o     Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o     OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information  (including financial  statements)
      as  frequently  or to as great an  extent as  companies  in the  United  States.
      Foreign  companies may also receive less coverage than  U.S. companies by market analysts and the  financial  press.  In  addition,  foreign  countries  may lack uniform  accounting,  auditing and financial  reporting  standards or regulatory requirements  comparable to those  applicable to U.S.  companies.  These factors may prevent  the Fund and its  Adviser  from  obtaining  information  concerning
      foreign   companies  that  is  as  frequent,   extensive  and  reliable  as  the
      information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Interest Rate Risks
o     Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o     Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o     Many fixed-income securities receive credit ratings from services such as
      Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o     Fixed-income  securities  generally compensate for greater credit risk by paying interest at a higher rate.  The  difference  between the yield of a security and the yield of a  U.S. Treasury  security with a comparable  maturity (the spread)
      measures the additional  interest paid for risk.  Spreads may increase generally in response to adverse economic or market  conditions.  A security's  spread may also increase if the security's rating is lowered,  or the security is perceived to have an  increased  credit  risk.  An  increase  in the spread will cause the price of the security to decline.

o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o     Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o     If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Noninvestment Grade Securities
o     Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Currency Risks
o     Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

o     The Adviser attempts to limit currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments
o     The Fund's  use of  derivative  contracts  involves  risks  different  from,  or
      possibly  greater  than,  the  risks  associated  with  investing   directly  in
      securities and other  traditional  investments.  First,  changes in the value of the  derivative  contracts and hybrid  instruments in which the Fund invests may not be correlated  with changes in the value of the underlying  asset or if they are correlated,  may move in the opposite direction than originally anticipated.
      Second,  while  some  strategies  involving  derivatives  may reduce the risk of loss, they may also reduce  potential gains or, in some cases,  result in losses by offsetting  favorable price movements in portfolio holdings.  Third, there is a risk that  derivative  contracts  and hybrid  instruments  may be mispriced or improperly  valued and, as a result,  the Fund may need to make  increased  cash
      payments  to  the  counterparty.   Finally,   derivative  contracts  and  hybrid
      instruments  may  cause  the  Fund  to  realize  increased  ordinary  income  or short-term  capital  gains  (which are  treated as  ordinary  income for federal income tax purposes) and, as a result,  may increase  taxable  distributions  to shareholders.  Derivative  contracts  and hybrid  instruments  may also  involve other risks described in this SAI, such as interest rate, credit,  liquidity and leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund's investment objective is to provide capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (1940 Act).

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Commodities
For purposes of the commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

For purposes of its policies and limitations the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of
$100,000,000 at the time of investment to be "cash items" and "bank instruments."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

In applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

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TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.
Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.


WHAT DO SHARES COST?

The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

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HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors.
The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares and Class C Shares of the Fund and the amount retained by the
Distributor for the last three fiscal years ended October 31, 2005:

                                  2005                                  2004                                2003
                      Total Sales                          Total Sales                           Total Sales         Amount
                        Charges       Amount Retained        Charges         Amount Retained       Charges          Retained
Class A Shares        $2,058,165         $211,666          $2,369,755           $240,968          $1,026,430        $102,666
Class B Shares         $213,821             $0              $256,730               $0              $38,058             $0
Class C Shares         $170,673           $11,308           $377,552             $58,085           $314,022          $2,238
--------------------------------------------------------------------------------------

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: MPPF&S,
Jacksonville, FL, owned approximately 1,519,996 Shares (8.21%), Edward Jones &
Co., Maryland Heights, MO, owned approximately 1,189,044 Shares (6.42%),
Citigroup Global Markets, Inc., New York, NY, owned approximately 1,143,855
Shares (6.18%) and Frojack Co., Grand Forks, ND, owned approximately 1,090,621
Shares (5.89%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing, LLC,
Jersey City, NJ, owned approximately 786,478 Shares (13.28%), Citigroup Global
Markets Inc., New York, NY, owned approximately 515,637 Shares (8.70%) and
MLPF&S, Jacksonville, FL, owned approximately 310,885 Shares (5.25%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Citigroup, New
York, NY, owned approximately 1,213,817 Shares (15.78) and MLPF&S, Jacksonville,
Fl, owned approximately 1,026,855 Shares (13.35%).


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Class A Shares, Class B Shares and
Class C Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                       --------------

          Name                                                                           ----------------
       Birth Date
        Address                                                                               Total
  Positions Held with                                                    Aggregate         Compensation
         Trust                  Principal Occupation(s) for Past        Compensation      From Trust and
   Date Service Began                     Five Years,                    From Fund        Federated Fund
                                  Other Directorships Held and          (past fiscal         Complex
                                      Previous Position(s)                 year)          (past calendar
                                                                                              year)
John F. Donahue*              Principal Occupations: Chairman and            $0                 $0
Birth Date: July 28,          Director or Trustee of the
1924                          Federated Fund Complex; Chairman
CHAIRMAN AND TRUSTEE          and Director, Federated Investors,
Began serving: April          Inc.
1984
                          Previous Positions: Trustee,
                              Federated Investment Management
                              Company and Chairman and Director,
                              Federated Investment Counseling.

J. Christopher Donahue*       Principal Occupations: Principal               $0                 $0
Birth Date: April 11,         Executive Officer and President of
1949                          the Federated Fund Complex;
PRESIDENT AND TRUSTEE         Director or Trustee of some of the
Began serving: January        Funds in the Federated Fund
2000                          Complex; President, Chief Executive
                              Officer and Director, Federated
                              Investors, Inc.; Chairman and
                              Trustee, Federated Investment
                              Management Company; Trustee,
                              Federated Investment Counseling;
                              Chairman and Director, Federated
                              Global Investment Management Corp.;
                              Chairman, Federated Equity
                              Management Company of Pennsylvania,
                              Passport Research, Ltd. and
                              Passport Research II, Ltd.;
                              Trustee, Federated Shareholder
                              Services Company; Director,
                              Federated Services Company.

                              Previous Positions: President,
                              Federated Investment Counseling;
                              President and Chief Executive
                              Officer, Federated Investment
                              Management Company, Federated
                              Global Investment Management Corp.
                              and Passport Research, Ltd.

Lawrence D. Ellis, M.D.*      Principal Occupations: Director or          $468.53            $148,500
Birth Date: October 11,       Trustee of the Federated Fund
1932                          Complex; Professor of Medicine,
3471 Fifth Avenue             University of Pittsburgh; Medical
Suite 1111                    Director, University of Pittsburgh
Pittsburgh, PA                Medical Center Downtown;
TRUSTEE                       Hematologist, Oncologist and
Began serving: August         Internist, University of Pittsburgh
1987                          Medical Center.

                              Other Directorships Held: Member,
                           National Board of Trustees,
                          Leukemia Society of America.

                          Previous Positions: Trustee,
                              University of Pittsburgh; Director,
                              University of Pittsburgh Medical
                              Center.

--------------------------------------------------------------------------------------
* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                  ----------------

-----------------------                                                               ----------------

         Name          ---------------------------------------                             Total
      Birth Date                                                     Aggregate          Compensation
        Address                                                     Compensation       From Trust and
  Positions Held with       Principal Occupation(s) for Past         From Fund         Federated Fund
  Trust Date Service                  Five Years,                   (past fiscal          Complex
         Began                Other Directorships Held and             year)           (past calendar
                                  Previous Position(s)                                     year)
Thomas G. Bigley          Principal Occupation: Director or           $515.37             $163,350
Birth Date: February      Trustee of the Federated Fund
3, 1934                   Complex.
15 Old Timber Trail
Pittsburgh, PA            Other Directorships Held: Director,
TRUSTEE                   Member of Executive Committee,
Began serving: October    Children's Hospital of Pittsburgh;
1995                      Director, University of Pittsburgh.

                       Previous Position: Senior Partner,
                          Ernst & Young LLP.

John T. Conroy, Jr.       Principal Occupations: Director or          $515.37             $163,350
Birth Date: June 23,      Trustee of the Federated Fund
1937                      Complex; Chairman of the Board,
Investment Properties     Investment Properties Corporation;
Corporation               Partner or Trustee in private real
3838 North Tamiami        estate ventures in Southwest
Trail                     Florida.
Suite 402
Naples, FL                Previous Positions: President,
TRUSTEE                   Investment Properties Corporation;
Began serving:            Senior Vice President, John R. Wood
November 1991             and Associates, Inc., Realtors;
                          President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.

Nicholas P.               Principal Occupation: Director or           $515.37             $163,350
Constantakis              Trustee of the Federated Fund
Birth Date: September     Complex.
3, 1939
175 Woodshire Drive       Other Directorships Held: Director
Pittsburgh, PA            and Member of the Audit Committee,
TRUSTEE                   Michael Baker Corporation
Began serving:            (engineering and energy services
February 1998             worldwide).

                          Previous Position: Partner,
                          Andersen Worldwide SC.

John F. Cunningham        Principal Occupation: Director or           $468.53             $148,500
Birth Date: March 5,      Trustee of the Federated Fund
1943                      Complex.
353 El Brillo Way
Palm Beach, FL            Other Directorships Held: Chairman,
TRUSTEE                   President and Chief Executive
Began serving: January    Officer, Cunningham & Co., Inc.
1999                      (strategic business consulting);
                       Trustee Associate, Boston College.

                          Previous Positions: Director,
                         Redgate Communications and EMC
                          Corporation (computer storage
                          systems); Chairman of the Board and
                        Chief Executive Officer, Computer
                       Consoles, Inc.; President and Chief
                          Operating Officer, Wang
                          Laboratories; Director, First
                       National Bank of Boston; Director,
                          Apollo Computer, Inc.

Peter E. Madden           Principal Occupation: Director or           $468.53             $148,500
Birth Date: March 16,     Trustee of the Federated Fund
1942                      Complex.
One Royal Palm Way
100 Royal Palm Way        Other Directorships Held: Board of
Palm Beach, FL            Overseers, Babson College.
TRUSTEE
Began serving:            Previous Positions: Representative,
November 1991             Commonwealth of Massachusetts
                          General Court; President, State
                          Street Bank and Trust Company and
                          State Street Corporation (retired);
                          Director, VISA USA and VISA
                          International; Chairman and
                          Director, Massachusetts Bankers
                          Association; Director, Depository
                          Trust Corporation; Director, The
                          Boston Stock Exchange.

Charles F. Mansfield,     Principal Occupations: Director or          $515.37             $163,350
Jr.                       Trustee of the Federated Fund
Birth Date: April 10,     Complex; Management Consultant;
1945                      Executive Vice President, DVC
80 South Road             Group, Inc. (marketing,
Westhampton Beach, NY     communications and technology)
TRUSTEE                   (prior to 9/1/00).
Began serving: January
1999                      Previous Positions: Chief Executive
                        Officer, PBTC International Bank;
                         Partner, Arthur Young & Company
                         (now Ernst & Young LLP); Chief
                       Financial Officer of Retail Banking
                          Sector, Chase Manhattan Bank;
                        Senior Vice President, HSBC Bank
                          USA (formerly, Marine Midland
                        Bank); Vice President, Citibank;
                       Assistant Professor of Banking and
                        Finance, Frank G. Zarb School of
                          Business, Hofstra University.

John E. Murray, Jr.,      Principal Occupations: Director or          $562.24             $178,200
J.D., S.J.D.              Trustee of the Federated Fund
Birth Date: December      Complex; Chancellor and Law
20, 1932                  Professor, Duquesne University;
Chancellor, Duquesne      Partner, Murray, Hogue & Lannis.
University
Pittsburgh, PA            Other Directorships Held: Director,
TRUSTEE                   Michael Baker Corp. (engineering,
Began serving:            construction, operations and
February 1995             technical services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                       Pittsburgh School of Law; Dean and
                          Professor of Law, Villanova
                          University School of Law.

Marjorie P. Smuts         Principal Occupations:  Director or         $468.53             $148,500
Birth Date: June 21,      Trustee of the Federated Fund
1935                      Complex; Public Relations/Marketing
4905 Bayard Street        Consultant/Conference Coordinator.
Pittsburgh, PA
TRUSTEE                   Previous Positions: National
Began serving: April      Spokesperson, Aluminum Company of
1984                      America; television producer;
                         President, Marj Palmer Assoc.;
                          Owner, Scandia Bord.

John S. Walsh             Principal Occupations:  Director or         $468.53             $148,500
Birth Date: November      Trustee of the Federated Fund
28, 1957                  Complex; President and Director,
2604 William Drive        Heat Wagon, Inc. (manufacturer of
Valparaiso, IN            construction temporary heaters);
TRUSTEE                   President and Director,
Began serving: January    Manufacturers Products, Inc.
1999                      (distributor of portable
                        construction heaters); President,
                        Portable Heater Parts, a division
                         of Manufacturers Products, Inc.

                       Previous Position: Vice President,
                          Walsh & Kelly, Inc.

--------------------------------------------------------------------------------------

OFFICERS**

               Name
            Birth Date
              Address
     Positions Held with Trust
-----------------------------------    Principal Occupation(s) and Previous Position(s)
        Date Service Began
John W. McGonigle                  Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938       Secretary of the Federated Fund Complex; Vice Chairman,
EXECUTIVE VICE PRESIDENT AND       Executive Vice President, Secretary and Director,
SECRETARY                          Federated Investors, Inc.
Began serving: April 1984
                                   Previous Positions: Trustee, Federated Investment
                                   Management Company and Federated Investment Counseling;
                                   Director, Federated Global Investment Management Corp.,
                                   Federated Services Company and Federated Securities
                                   Corp.

Richard J. Thomas                  Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954          Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                          President, Federated Administrative Services.
Began serving: November 1998
                                   Previous Positions: Vice President, Federated
                                   Administrative Services; held various
                                   management positions within Funds Financial
                                   Services Division of Federated Investors,
                                   Inc.

Richard B. Fisher                  Principal Occupations: Vice Chairman or Vice President
Birth Date: May 17, 1923           of some of the Funds in the Federated Fund Complex;
VICE PRESIDENT                     Vice Chairman, Federated Investors, Inc.; Chairman,
Began serving: April 1984          Federated Securities Corp.

                                   Previous Positions: President and Director or Trustee
                                   of some of the Funds in the Federated Fund Complex;
                                   Executive Vice President, Federated Investors, Inc. and
                                   Director and Chief Executive Officer, Federated
                                Securities Corp.
Stephen F. Auth                    Principal Occupations: Chief Investment Officer of this
Birth Date: September 3, 1956      Fund and various other Funds in the Federated Fund
CHIEF INVESTMENT OFFICER           Complex; Executive Vice President, Federated Investment
Began serving: November 2002       Counseling, Federated Global Investment Management
                                   Corp., Federated Equity Management Company of
                                   Pennsylvania and Passport Research II, Ltd.

                                   Previous Positions: Executive Vice President, Federated
                                   Investment Management Company, and Passport Research,
                                   Ltd.; Senior Vice President, Global Portfolio
                                   Management Services Division; Senior Vice President,
                                   Federated Investment Management Company and Passport
                                   Research, Ltd.; Senior Managing Director and Portfolio
                                   Manager, Prudential Investments.

Lawrence Auriana                   Lawrence Auriana has been the Fund's Portfolio Manager
Birth Date: January 8, 1944        since December 2002. He is Vice President of the Trust.
VICE PRESIDENT                     Mr. Auriana joined Federated in April 2001 as Co-Head
Began serving: November 2001       of Investments/Federated Kaufmann. From August 1984 to
                                   April 2001, Mr. Auriana was President and Treasurer of
                                   Edgemont Asset Management Corp., and Chairman of the
                                   Board and Portfolio Manager to The Kaufmann Fund, Inc.
                                   (predecessor to the Federated Kaufmann Fund). Mr.
                                   Auriana earned a B.S. in economics from Fordham
                                   University and has been engaged in the securities
                                   business since 1965.

James E. Grefenstette              James E. Grefenstette is Vice President of the Trust.
Birth Date: November 7, 1962       Mr. Grefenstette joined Federated in 1992 and has been
VICE PRESIDENT                     a Portfolio Manager since 1994. Mr. Grefenstette became
Began serving: November 1998       a Senior Vice President of the Fund's Adviser in
                                   January 2000. He served as a Vice President of the
                                   Fund's Adviser from 1996 through 1999 and was an
                                   Assistant Vice President of the Fund's Adviser from
                                   1994 until 1996. Mr. Grefenstette is a Chartered
                                   Financial Analyst; he received his M.S. in Industrial
                                   Administration from Carnegie Mellon University.

Hans P. Utsch                      Hans P. Utsch has been the Fund's Portfolio Manager
Birth Date: July 3, 1936           since December 2002.He is Vice President of the Trust.
VICE PRESIDENT                     Mr. Utsch joined Federated in April 2001 as Co-Head of
Began serving: November 2001       Investments/Federated Kaufmann. From August 1984 to
                                   April 2001, Mr. Utsch was Chairman of the Board and
                                   Secretary of Edgemont Asset Management Corp., and
                                   President and Portfolio Manager to The Kaufmann Fund,
                                   Inc. (predecessor to the Federated Kaufmann Fund).
                                   Mr. Utsch graduated from Amherst College and holds an
                                   M.B.A. from Columbia University. He has been engaged in
                                   the securities business since 1962.

--------------------------------------------------------------------------------------
** Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD
                                                                                          Meetings Held
Board Committee         Committee                                                          During Last
                         Members                      Committee Functions                  Fiscal Year
Executive         John F. Donahue        In between meetings of the full Board, the            Six
                  John E. Murray, Jr.,   Executive Committee generally may exercise
                  J.D., S.J.D.           all the powers of the full Board in the
                                         management and direction of the
                                         business and conduct of the affairs of
                                         the Trust in such manner as the
                                         Executive Committee shall deem to be in
                                         the best interests of the Trust.
                                         However, the Executive Committee cannot
                                         elect or remove Board members, increase
                                         or decrease the number of Trustees,
                                         elect or remove any Officer, declare
                                         dividends, issue shares or recommend to
                                         shareholders any action requiring
                                         shareholder approval.

Audit             Thomas G. Bigley       The purposes of the Audit Committee are to           Nine
                  John T. Conroy, Jr.    oversee the accounting and financial
                  Nicholas P.            reporting process of the Fund, the Fund`s
                  Constantakis           internal control over financial reporting,
                  Charles F.             and the quality, integrity and independent
                  Mansfield, Jr.         audit of the Fund`s financial statements.
                                         The Committee also oversees or assists
                                         the Board with the oversight of
                                         compliance with legal requirements
                                         relating to those matters, approves the
                                         engagement and reviews the
                                         qualifications, independence and
                                         performance of the Fund`s independent
                                         registered public accounting firm, acts
                                         as a liaison between the independent
                                         registered public accounting firm and
                                         the Board and reviews the Fund`s
                                         internal audit function.

Nominating        Thomas G. Bigley       The Nominating Committee, whose members               One
                  John T. Conroy, Jr.    consist of all Independent Trustees, selects
                  Nicholas P.            and nominates persons for election to the
                  Constantakis           Fund`s Board when vacancies occur. The
                  John F. Cunningham     Committee will consider candidates
                  Peter E. Madden        recommended by shareholders, Independent
                  Charles F.             Trustees, officers or employees of any of
                  Mansfield, Jr.         the Fund`s agents or service providers and
                  John E. Murray, Jr.    counsel to the Fund. Any shareholder who
                  Marjorie P. Smuts      desires to have an individual considered for
                  John S. Walsh          nomination by the Committee must submit a
                                         recommendation in writing to the
                                         Secretary of the Fund, at the Fund 's
                                         address appearing on the back cover of
                                         this Statement of Additional
                                         Information. The recommendation should
                                         include the name and address of both
                                         the shareholder and the candidate and
                                         detailed information concerning the
                                         candidate's qualifications and
                                         experience. In identifying and
                                         evaluating candidates for
                                         consideration, the Committee shall
                                         consider such factors as it deems
                                         appropriate. Those factors will
                                         ordinarily include: integrity,
                                         intelligence, collegiality, judgment,
                                         diversity, skill, business and other
                                         experience, qualification as an
                                         "Independent Trustee," the existence of
                                         material relationships which may create
                                         the appearance of a lack of
                                         independence, financial or accounting
                                         knowledge and experience, and
                                         dedication and willingness to devote
                                         the time and attention necessary to
                                         fulfill Board responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------

---------------------------                            --------------------
                           ----  Dollar Range of
                                   Shares Owned             Aggregate
                                   in Federated    ----  Dollar Range of
                               --------------------      Shares Owned in
        Interested                Kaufmann Small       Federated Family of
     Board Member Name               Cap Fund          Investment Companies
John F. Donahue                   Over $100,000           Over $100,000
J. Christopher Donahue            Over $100,000           Over $100,000
Lawrence D. Ellis, M.D.                None               Over $100,000

Independent
Board Member Name
Thomas G. Bigley                       None               Over $100,000
John T. Conroy, Jr.                    None               Over $100,000
Nicholas P. Constantakis         $50,001-$100,000         Over $100,000
John F. Cunningham                     None               Over $100,000
Peter E. Madden                        None               Over $100,000
Charles F. Mansfield, Jr.              None               Over $100,000
John E. Murray, Jr., J.D.,             None               Over $100,000
S.J.D.
Marjorie P. Smuts                $10,001-$50,000          Over $100,000
John S. Walsh                          None               Over $100,000

--------------------------------------------------------------------------------------

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.

                                       ------------------------------------

      Other Accounts Managed by          Total Number of Other Accounts
                                             Managed / Total Assets*
           Lawrence Auriana

---------------------------------------------------------------------------
---------------------------------------------------------------------------

   Registered Investment Companies        2 funds / $ 7,937.25 million
---------------------------------------------------------------------------
---------------------------------------------------------------------------

   Other Pooled Investment Vehicles                     0
---------------------------------------------------------------------------
---------------------------------------------------------------------------

            Other Accounts                              0
---------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  over $1,000,000.

Lawrence Auriana is paid a fixed base salary and a variable annual incentive.
Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr.
Auriana may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                     ---------------------------------------

Other Accounts Managed by Hans Utsch     Total Number of Other Accounts
                                            Managed / Total Assets*
----------------------------------------------------------------------------
----------------------------------------------------------------------------

  Registered Investment Companies         1 fund / $ 7,852.76 million
----------------------------------------------------------------------------
----------------------------------------------------------------------------

  Other Pooled Investment Vehicles                     0
----------------------------------------------------------------------------
----------------------------------------------------------------------------

           Other Accounts                              0
----------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  none.

Hans Utsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr.
Utsch may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                       ----------------------------------------------

 Other Accounts Managed by Aash Shah     Total Number of Other Accounts Managed /
                                                       Total Assets*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

   Registered Investment Companies               1 fund / $ 470.66 million
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

   Other Pooled Investment Vehicles                          0
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

            Other Accounts                                   0
-------------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  $10,001-$50,000.

Aash Shah is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Shah is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Shah provides research and analytical support for other accounts. Investment performance is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                          --------------------------------------

 Other Accounts Managed by John Ettinger     Total Number of Other Accounts
                                                 Managed / Total Assets*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Registered Investment Companies                        0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Other Pooled Investment Vehicles                        0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Other Accounts                                 0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  none.

John Ettinger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on investment performance, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs.
the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. Additionally, Mr. Ettinger provides research and analytical support for other accounts. Investment performance is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Ettinger may receive additional consideration based on the achievement of specified revenue growth.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. All of the Fund's trading in initial public offerings ("IPO") will be done independently from any other accounts. Although the Fund also expects to engage in non-IPO trading independently from any other accounts, when the Fund and one or more of those accounts do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the
Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Conversely, it is possible that independent trading activity by the Fund could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.


Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

In all brokerage orders, the Fund's managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. The managers also consider the ongoing brokerage and research services provided to the Fund. The Fund will pay broker-dealers a commission for executing a particular transaction for the Fund that may be in excess of the amount of commission those or other broker-dealers may normally charge other institutional investors if the managers determine, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or of the overall benefits to the Fund.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $491,049,138 for which the
Fund paid $1,687,868 in brokerage commissions.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                        Average Aggregate Daily
  Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on
         the first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion

--------------------------------------------------------------------------------------

The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst amp; Young
LLP, conducts its audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

------------------------------    ----------------     ---------------   --------------
For the Year Ended October 31           2005                2004              2003
Advisory Fee Earned                  $8,192,334          $4,658,806         $684,620
Advisory Fee Reduction               $1,307,408           $821,151          $317,694
Advisory Fee Reimbursement               $-                 $495              $407
Brokerage Commissions                $1,814,312          $1,703,403         $715,999
Administrative Fee                    $438,074            $249,124          $92,753
12b-1 Fee:
 Class A Shares                       $663,875               --                --
 Class B Shares                       $837,671               --                --
 Class C Shares                      $1,008,342              --                --
Shareholder Services Fee:
 Class A Shares                       $805,064               --                --
 Class B Shares                       $279,224               --                --
 Class C Shares                       $335,715               --                --

--------------------------------------------------------------------------------------

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and Start of Performance periods ended
October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                                                        Start of
                                                                   Performance on
                                 30-Day Period         1 Year        12/18/2002
Class A Shares
Total Return
  Before Taxes                         NA              6.60%           29.22%
  After Taxes on                       NA              5.09%           28.35%
  Distributions
  After Taxes on
  Distributions and Sale        ----------------       4.70%           25.13%
  of Shares                            NA

---------------------------     ----------------         NA              NA
Yield                                  NA

--------------------------------------------------------------------------------------
                                                                        Start of
                                                                   Performance on
                                 30-Day Period         1 Year        12/18/2002
Class B Shares
Total Return
  Before Taxes                         NA              6.67%           30.35%
  After Taxes on                       NA              5.06%           29.46%
  Distributions
  After Taxes on
  Distributions and Sale        ----------------       4.78%           26.14%
  of Shares                            NA

---------------------------     ----------------         NA              NA
Yield                                  NA

--------------------------------------------------------------------------------------
                                                                        Start of
                                                                   Performance on
                                 30-Day Period         1 Year        12/18/2002
Class C Shares
Total Return
  Before Taxes                         NA              10.08%          30.74%
  After Taxes on                       NA              8.49%           29.86
  Distributions
  After Taxes on
  Distributions and Sale        ----------------       6.99%           26.50%
  of Shares                            NA

---------------------------     ----------------         NA              NA
Yield                                  NA

--------------------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Growth Index
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell Mid Cap Index
The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks
The Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500).
The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. It can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.
In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

Standard & Poor's 600 Small Capitalization Index
The Standard & Poor's 600 Small Capitalization Index is an unmanaged index of
600 small capitalization common stocks with a market capitalization generally ranging between $34 million and $3.0 billion. The index, monitored by Standard &
Poor's Corporation, is cited as an indicator of small capitalization stock performance.

Value Line Mutual Fund Survey, published by Value Line Publishing, Inc., The
Value Line Mutual Fund Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk and total return for equity and fixed-income mutual funds. The highest rating is One, and ratings are effective for one month.

Value Line Composite Index
The Value Line Composite Index consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., The CDA
Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Financial Publications
The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes,
Fortune and Money magazines, among others--provide performance statistics over specified time periods.

Lipper, Inc.
Lipper, Inc. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

Lipper Small Company Growth Funds Average
The Lipper Small Company Growth Funds Average is an average of the total returns for 312 growth funds tracked by Lipper, Inc., an independent mutual fund rating service.

Lipper Small Company Growth Funds Index
The Lipper Small Company Growth Funds Index is an average of the net asset-valuated total returns for the top 30 small company growth funds tracked by Lipper, Inc., an independent mutual fund rating service.

Morningstar, Inc.
Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Mutual Fund Source Book, published by Morningstar, Inc.
The Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk and total return for equity and fixed-income funds.

Wilshire 5000 Equity Index
The Wilshire 5000 Equity Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.

Wilshire Small Cap Index
The Wilshire Small Cap Index contains 250 companies screened out of the Wilshire
1750 for their size, sector and trading characteristics. The Index rebalances on a calendar quarter basis and companies are replaced regularly.

Strategic Insight Small Company Growth Funds Index
The Strategic Insight Small Company Growth Funds Index consists of mutual funds that invest primarily in companies below $750 million in total market capitalization.

Strategic Insight Mutual Fund Research and Consulting
Strategic Insight Mutual Fund Research and Consulting ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Fund will quote its Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.


FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Kaufmann Small Cap Fund dated October 31, 2005.



INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.



ADDRESSES

FEDERATED KAUFMANN SMALL CAP FUND

Class A Shares

Class B Shares

Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Adviser
Federated Global Investment Management Corp.
450 Lexington Avenue, Suite 3700
New York, NY 10017-3943

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072



APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Custodian
State Street Bank and Trust Company

Securities Lending Agent
State Street Bank and Trust Company

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel

Dickstein Shapiro Morin & Oshinsky LLP
Reed Smith LLP

Service Providers
Bloomberg
FactSet
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Wilshire Associates, Inc.

Security Pricing Services
FT Interactive Data
Reuters

Ratings Agencies
Standard & Poor's

Performance Reporting/Publications
Fidelity-Strategic Advisors
Lipper, Inc.
Morningstar, Inc.
Morningstar Associates
NASDAQ
Value Line
Wiesenberger/Thomson Financial

Other
Investment Company Institute


Federated
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Large Cap Growth Fund

A Portfolio of Federated Equity Funds

PROSPECTUS


December 31, 2005


CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


A mutual fund seeking capital appreciation by investing primarily in large, well established companies.


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 9

What Do Shares Cost? 11

How is the Fund Sold? 18

Payments to Financial Intermediaries 19

How to Purchase Shares 22

How to Redeem and Exchange Shares 24

Account and Share Information 28

Who Manages the Fund? 32

Legal Proceedings 33

Financial Information 34

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus. This investment objective may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing principally in common stocks of the largest growth companies traded in the U.S. based upon price-to-earnings ratio, price-to-book ratio and estimated earnings growth.

When possible, the Fund will employ tax management techniques which are designed to enhance after-tax returns.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks Related to Investing for Growth. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for returns.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards, than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.


Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


The Fund's Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 2. 48%.


Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 36.80% (quarter ended December 31, 1999). Its lowest quarterly return was (20.10)% (quarter ended March 31, 2001).

Average Annual Total Return Table


The Average Annual Total Returns for the Fund's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Growth Index (R1000G), a broad-based market index, and the Lipper Large-Cap Growth Funds Index (LLCGF). R1000G returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a mutual Fund's performance. LLCGF returns do not reflect sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


(For the Periods Ended December 31, 2004)


	1 Year	5 Years	Start of Performance [1]
Class A Shares:
Return Before Taxes	 (1. 22)%	( 14. 23)%	( 4. 41)%
Return After Taxes on Distributions [2]	 (1. 22)%	( 14. 23)%	( 4. 41)%
Return After Taxes on Distributions and Sale of Fund Shares [2]	 (0.80)%	( 11. 45)%	( 3. 68)%
Class B Shares:
Return Before Taxes	 (1. 75)%	( 14. 26)%	( 4. 17)%
Class C Shares:
Return Before Taxes	 1. 66%	( 14. 08)%	( 4. 33)%
R1000G 3	 6. 30%	 ( 9. 29)%	( 3. 35)%
LLCGF [4]	 7. 45%	 ( 9. 72)%	( 3. 50)%
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1 The Fund's Class A, Class B and Class C Shares start of performance was December 29, 1998.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The R1000G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows.

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4 The LLCGF Funds Index measures the performance of the 30 largest funds in the large cap growth category as tracked by Lipper, Inc. These figures do not reflect sales charges.

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What are the Fund's Fees and Expenses?

FEDERATED LARGE CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares, Class B Shares and Class C Shares.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers) [1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%	0.75%	0.75%
Other Expenses [2]	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.72%	2.22% [3]	2.22%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider and administrator waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.
Total Waivers of Fund Expenses	0.27%	0.02%	0.02%
Total Actual Annual Fund Operating Expenses (after waivers)	1.45%	2.20%	2.20%
2 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. Class A Shares did not pay or accrue the shareholder services fee for the fiscal year ended October 31, 2005. Class A Shares have no present intention of paying or accruing the shareholder services fee for the fiscal year ending October 31, 2006. The administrator and shareholder services provider can terminate these voluntary waivers at any time. Total other operating expenses paid by the Fund (after the voluntary waivers) were 0.70% for the fiscal year ended October 31, 2005.
3 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$ 715	$ 1, 062	$1, 432	$2, 469
Expenses assuming no redemption	$ 715	$ 1, 062	$1, 432	$2, 469
Class B:
Expenses assuming redemption	$ 775	$ 1, 094	$1, 390	$2, 429
Expenses assuming no redemption	$ 225	 $ 694	$1, 190	$2, 429
Class C:
Expenses assuming redemption	$ 423	 $ 787	$1, 278	$2, 629
Expenses assuming no redemption	$ 323	 $ 787	$1, 278	$2, 629

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing in equity securities, primarily common stocks, of the largest growth companies traded in the U.S. stock markets. To identify these companies, the Fund's investment adviser (Adviser) will examine the expected price-to-earnings ratio, price-to-book ratio and estimated earnings growth and categorize each stock as growth or value. The Adviser will then pick the largest growth stocks based on market capitalization. The Adviser will also analyze each company's financial performance and business fundamentals to determine how much the Fund should invest in each company. A description of the various types of securities in which the Fund invests and their risks immediately follows the strategy discussion.

The Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term growth potential for the Fund's portfolio. In selecting securities, the Adviser focuses primarily on the projected future cash flow of the issuing company, in addition to examining each issuer's current financial condition, business and product strength, competitive position and management expertise. Stocks in the Fund's portfolio will be sold if they no longer fall within the category of the largest growth stocks.

Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Adviser uses the "growth" style of investing, selecting securities of companies which have above average potential for expected growth. Because the Adviser uses a "growth" style of investing, the price of the securities held by the Fund may, under certain market conditions, be more volatile than stocks selected primarily for their value attributes.

The Adviser may invest in ADRs, which represent interests in underlying securities issued by a foreign company, but which are not traded in the United States. The Adviser invests primarily in ADRs of companies with significant operations within the United States. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than those of U.S. companies.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund will employ tax management techniques which are designed to minimize capital gains distributions while maximizing after-tax returns. For example, it will generally buy securities that it intends to hold over the long term, and avoid short-term trading. In deciding which securities to sell, the Fund's Adviser will consider their capital gain or loss situation, and may attempt to offset capital gains by selling securities that have gone down in value or that have the highest cost basis. Also, the Fund's Adviser generally will consider selling any security that has not met its expectations for growth, in which case the capital gain would be relatively small. Successful application of this strategy will result in shareholders incurring capital gains when they ultimately sell their shares.

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Because the Fund refers to large-capitalization investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in large-capitalization investments. The Fund will not be required to sell an investment because a company's market capitalization has reduced outside the market capitalization range of large-cap companies.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in United States markets.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market and currency risks, and may also expose the fund to liquidity and leverage risks.

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, and foreign currency forward contracts.

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Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, currency swaps, and caps and floors.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

RISKS RELATED TO INVESTING FOR GROWTH

  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

  Because the Fund may invest in ADRs and other domestically traded securities of by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

  The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus or the Fund's Statement of Additional Information, such as stock market, credit, liquidity and leverage risks.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board. The Fund may use the fair value of a security to calculate its NAV when, for example : (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed ; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close ; (3) a portfolio security is not traded in significant volume for a substantial period ; or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

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Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
Class A	$1,500/$100	5.50%	0.00%
Class B	$1,500/$100	None	5.50%
Class C	$1,500/$100	1.00%	1.00%
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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares . Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

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You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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Class C Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
All Purchases	1.00%	1.01%

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F, and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. ( Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
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  as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only) ; or
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.
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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees and employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); and
  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

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When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows

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Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

Class C Shares:
All Purchase Amounts	1.00%
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ADVANCE COMMISSIONS

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When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares:	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.50%

Class C Shares:	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% for Class A Shares, 0.75% for Class B Shares, and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund . When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds , note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

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If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time ), you will receive a redemption amount based on that day's NAV.

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By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging , the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information--Frequent Trading Policies."

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income .

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Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) on Class B Shares


You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

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You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends, and capital gains paid.

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DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.


If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

TAX-SENSITIVE APPROACH TO INVESTING

When possible, and when doing so does not jeopardize the primary objective of the Fund, the Fund will be managed in an attempt to keep its distributions of capital gains relatively low. Whenever a mutual fund sells a stock out of its portfolio, it is likely to "realize" either a capital gain (if the stock has risen in value) or a capital loss (if the stock has fallen in value) equal to the difference between the price the fund paid to acquire the stock and the price at which it sells the stock. Each year, mutual funds are required to determine if their capital gains exceed their capital losses, and generally must distribute any such "net capital gains" to their shareholders. Shareholders must then pay capital gains taxes on these distributions. The Fund will try to keep its capital gains distributions relatively low. Successful application of this approach may result in shareholders incurring relatively large amounts of capital gains when they ultimately sell their Shares.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.


The Fund's objective is that its fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION


Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com .. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semi-annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.


Who Manages the Fund?


The Board of Trustees (the "Board") governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017- 3943. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.


The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $ 179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1, 385 employees. Federated provides investment products to more than 5, 700 investment professionals and institutions.


PORTFOLIO MANAGEMENT INFORMATION


Philip J. Orlando


Philip J. Orlando, CFA, has been a Portfolio Manager of the Fund since May 2003. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Fund's investment adviser. Mr. Orlando served as both Chief Investment Officer and a Senior Equity Portfolio Manager at Value Line Asset Management from November 1995 to March 2003. A Chartered Financial Analyst, Mr. Orlando attended New York University, from which he received his M.B.A. with a concentration in Economics and his BA in Journalism.


The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.


ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated October 31, 2005.

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Legal Proceedings


Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds (Funds), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com ..


Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees .

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The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years . Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights-Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$7.56		$7.37		$6.47		$7.95		$13.37
Income From Investment Operations:
Net investment income (loss)	0.01	[1]	(0.02	) [1]	(0.03	) [1]	(0.04	) [1]	(0.06)
Net realized and unrealized gain (loss) on investments	0.56		0.21		0.93		(1.44)		(5.36)
TOTAL FROM INVESTMENT OPERATIONS	0.57		0.19		0.90		(1.48)		(5.42)
Net Asset Value, End of Period	$8.13		$7.56		$7.37		$6.47		$7.95
Total Return [2]	7.54%		2.58%		13.91%		(18.62)%		(40.54)%

Ratios to Average Net Assets:
Net expenses	1.45	% [3]	1.44	% [3]	1.56	% [3]	1.46	% [3]	1.37%
Net investment income (loss)	0.07%		(0.31)%		(0.44)%		(0.47)%		(0.60)%
Expense waiver/reimbursement [4]	0.02%		0.01%		0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$104,837		$144,921		$148,090		$144,499		$228,433
Portfolio turnover	128%		103%		126%		233%		221%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.45%, 1.43%, 1.54%, and 1.44% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2005, which can be obtained free of charge.

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period:	$7.26		$7.13		$6.31		$7.82		$13.24
Income From Investment Operations:
Net investment income (loss)	(0.05	) [1]	(0.08	) [1]	(0.08	) [1]	(0.09	) [1]	(0.16)
Net realized and unrealized gain (loss) on investments	0.55		0.21		0.90		(1.42)		(5.26)
TOTAL FROM INVESTMENT OPERATIONS	0.50		0.13		0.82		(1.51)		(5.42)
Net Asset Value, End of Period	$7.76		$7.26		$7.13		$6.31		$7.82
Total Return [2]	6.89%		1.82%		13.00%		(19.31)%		(40.94)%

Ratios to Average Net Assets:
Net expenses	2.20	% [3]	2.19	% [3]	2.31	% [3]	2.21	% [3]	2.12%
Net investment income (loss)	(0.69)%		(1.06)%		(1.19)%		(1.22)%		(1.35)%
Expense waiver/reimbursement [4]	0.02%		0.01%		0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$78,152		$95,901		$116,166		$121,572		$205,699
Portfolio turnover	128%		103%		126%		233%		221%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.19%, 2.18%, 2.29%, and 2.19% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2005, which can be obtained free of charge.

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$7.26		$7.13		$6.31		$7.82		$13.23
Income From Investment Operations:
Net investment income (loss)	(0.05	) [1]	(0.08	) [1]	(0.08	) [1]	(0.09	) [1]	(0.15)
Net realized and unrealized gain (loss) on investments	0.55		0.21		0.90		(1.42)		(5.26)
TOTAL FROM INVESTMENT OPERATIONS	0.50		0.13		0.82		(1.51)		(5.41)
Net Asset Value, End of Period	$7.76		$7.26		$7.13		$6.31		$7.82
Total Return [2]	6.89%		1.82%		13.00%		(19.31)%		(40.89)%

Ratios to Average Net Assets:
Net expenses	2.20	% [3]	2.19	% [3]	2.31	% [3]	2.21	% [3]	2.12%
Net investment income (loss)	(0.69)%		(1.06)%		(1.19)%		(1.22)%		(1.35)%
Expense waiver/reimbursement [4]	0.02%		0.01%		0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$12,007		$13,866		$15,444		$16,067		$30,148
Portfolio turnover	128%		103%		126%		233%		221%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.19%, 2.18%, 2.29%, and 2.19% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2005, which can be obtained free of charge.

A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-4017

Federated
World-Class Investment Manager

Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

G02515-01 (12/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

FEDERATED LARGE CAP GROWTH FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectus for Federated Large Cap Growth Fund
(Fund), dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................2
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............2
                                  --------------------------------------------------
                                  What Do Shares Cost?.............................7
                                  --------------------------------------------------
                                  How is the Fund Sold?............................9
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................11
                                  --------------------------------------------------
                                  Subaccounting Services..........................11
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]11
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................11
                                  --------------------------------------------------
                                  Account and Share Information...................12
                                  --------------------------------------------------
                                  Tax Information.................................13
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..13
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........28
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............31
                                  --------------------------------------------------
                                  Financial Information...........................31
                                  --------------------------------------------------
                                  Investment Ratings..............................31
                                  --------------------------------------------------
                                  Addresses.........................................
                                  --------------------------------------------------
                                  Appendix..........................................
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares
(Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Global Investment Management Corp. (Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

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SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests:

Treasury Securities
Treasury securities are direct obligations of the federal government of the
United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.
These include the Government National Mortgage Association, Small Business
Administration, Farm Credit System Financial Assistance Corporation, Farmer's
Home Administration, Federal Financing Bank, General Services Administration,
Department of Housing and Urban Development, Export-Import Bank, Overseas
Private Investment Corporation, and Washington Metropolitan Area Transit
Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the
Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal
National Mortgage Association, Student Loan Marketing Association, and Tennessee
Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
These include the Farm Credit System, Financing Corporation, and Resolution
Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S.
branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities or preferred stocks that the
Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o     it (or its subsidiaries) derived in its most current fiscal year at least
      50% of its total assets, capitalization, gross revenue, or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o     Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o     Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBAs)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the
Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.


INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks
o     The value of equity securities in the Fund's portfolio will rise and fall.
      These fluctuations could be a sustained trend or a drastic movement. The
      Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

o     The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks
o     Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the
      Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

Liquidity Risks
o     Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o     OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Currency Risks
o     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o     The Adviser attempts to manage currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in American Depositary Receipts
o     Because the Fund may invest in ADRs issued by foreign companies, the
      Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements)
      as frequently or to as great an extent as companies in the United States.
      Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o     Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Interest Rate Risks
o     Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks
o     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o     Many fixed income securities receive credit ratings from services such as
      Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread)
      measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act), as amended.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration
In applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute
"concentration."

Investing in Commodities
For purposes of the commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items" and "bank instruments." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) As a
compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses. Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares and Class C Shares of the Fund and the amount retained by the
Distributor for the last three fiscal years ended October 31:

                                 2005                                2004                                  2003
                    Total Sales     Amount Retained      Total Sales          Amount           Total Sales          Amount
                      Charges                              Charges           Retained            Charges           Retained

---------------    -------------        $19,500          $355,254.18        $37,304.78         $270,574.50        $27,228.55
Class A Shares       $182,408

---------------    -------------           $0            $340,587.29            $0             $453,639.83            $0
Class B Shares       $147,259

---------------    -------------        $232.00           $9,349.21          $892.11            $6,817.90         $1,251.69
Class C Shares        $5,407


EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

 All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones
& Co., Maryland Heights, MO owned approximately 3,409,308 Shares (26.92%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC,
Jersey City, NJ owned approximately 1,080,912 Shares (11.02%) and Edward Jones
& Co., Maryland Heights, MO owned approximately 884,212 Shares (9.02%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S for the sole benefit of its customers, Jacksonville, FL owned approximately 212,470
Shares (13.88%), Edward Jones & Co., Maryland Heights, MO owned approximately 169,349 Shares (11.06%) and Pershing LLC, Jersey City, NJ owned approximately 98,244 Shares (6.42%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies LLP; organized in the state of Missouri.


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned approximately less than 1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                 ---------------
-----------------------

                                                                                  ------------------

         Name
      Birth Date                                                    Aggregate     Total Compensation
        Address             Principal Occupation(s) for Past      Compensation      From Trust and
  Positions Held with                 Five Years,                   From Fund       Federated Fund
         Trust                Other Directorships Held and        (past fiscal         Complex
  Date Service Began              Previous Position(s)                year)         (past calendar
                                                                                        year)
John F. Donahue*          Principal Occupations: Chairman and          $0                 $0
Birth Date: July 28,      Director or Trustee of the
1924                      Federated Fund Complex; Chairman
CHAIRMAN AND TRUSTEE      and Director, Federated Investors,
Began serving: April      Inc.
1984
                          Previous Positions: Trustee,
                         Federated Investment Management
                       Company and Chairman and Director,
                        Federated Investment Counseling.

J. Christopher Donahue*   Principal Occupations: Principal             $0                 $0
Birth Date: April 11,     Executive Officer and President of
1949                      the Federated Fund Complex;
PRESIDENT AND TRUSTEE     Director or Trustee of some of the
Began serving: January    Funds in the Federated Fund
2000                      Complex; President, Chief Executive
                         Officer and Director, Federated
                          Investors, Inc.; Chairman and
                          Trustee, Federated Investment
                          Management Company; Trustee,
                        Federated Investment Counseling;
                        Chairman and Director, Federated
                          Global Investment Management Corp.;
                          Chairman, Federated Equity
                          Management Company of Pennsylvania,
                          Passport Research, Ltd. and
                          Passport Research II, Ltd.;
                          Trustee, Federated Shareholder
                          Services Company; Director,
                          Federated Services Company.

                         Previous Positions: President,
                        Federated Investment Counseling;
                          President and Chief Executive
                          Officer, Federated Investment
                          Management Company, Federated
                       Global Investment Management Corp.
                          and Passport Research, Ltd.

Lawrence D. Ellis,        Principal Occupations: Director or         $324.50           $148,500
M.D.*                     Trustee of the Federated Fund
Birth Date: October       Complex; Professor of Medicine,
11, 1932                  University of Pittsburgh; Medical
3471 Fifth Avenue         Director, University of Pittsburgh
Suite 1111                Medical Center Downtown;
Pittsburgh, PA            Hematologist, Oncologist and
TRUSTEE                   Internist, University of Pittsburgh
Began serving: August     Medical Center.
1987
                        Other Directorships Held: Member,
                          National Board of Trustees,
                          Leukemia Society of America.

                          Previous Positions: Trustee,
                       University of Pittsburgh; Director,
                        University of Pittsburgh Medical
                          Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
--------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                      ---------------
                                                                                          ----------------
--------------------------

           Name                                                          Aggregate
        Birth Date                                                     Compensation            Total
         Address                Principal Occupation(s) for Past         From Fund          Compensation
Positions Held with Trust                 Five Years,                  (past fiscal        From Trust and
    Date Service Began            Other Directorships Held and             year)           Federated Fund
                                      Previous Position(s)                                    Complex
                                                                                           (past calendar
                                                                                               year)
Thomas G. Bigley              Principal Occupation: Director or           $356.94             $163,350
Birth Date: February 3,       Trustee of the Federated Fund
1934                          Complex.
15 Old Timber Trail
Pittsburgh, PA                Other Directorships Held: Director,
TRUSTEE                       Member of Executive Committee,
Began serving: October        Children's Hospital of Pittsburgh;
1995                          Director, University of Pittsburgh.

                              Previous Position: Senior Partner,
                             Ernst & Young LLP.

John T. Conroy, Jr.           Principal Occupations: Director or          $356.94             $163,350
Birth Date: June 23, 1937     Trustee of the Federated Fund
Investment Properties         Complex; Chairman of the Board,
Corporation                   Investment Properties Corporation;
3838 North Tamiami Trail      Partner or Trustee in private real
Suite 402                     estate ventures in Southwest
--------------------------    Florida.
Naples, FL
TRUSTEE                       Previous Positions: President,
Began serving: November       Investment Properties Corporation;
1991                          Senior Vice President, John R. Wood
                              and Associates, Inc., Realtors;
                           President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.

Nicholas P. Constantakis      Principal Occupation: Director or           $356.94             $163,350
Birth Date: September 3,      Trustee of the Federated Fund
1939                          Complex.
175 Woodshire Drive
Pittsburgh, PA                Other Directorships Held: Director
TRUSTEE                       and Member of the Audit Committee,
Began serving: February       Michael Baker Corporation
1998                          (engineering and energy services
                              worldwide).

                           Previous Position: Partner,
                             Andersen Worldwide SC.

John F. Cunningham            Principal Occupation: Director or           $324.50             $148,500
Birth Date: March 5, 1943     Trustee of the Federated Fund
353 El Brillo Way             Complex.
Palm Beach, FL
TRUSTEE                       Other Directorships Held: Chairman,
Began serving: January        President and Chief Executive
1999                          Officer, Cunningham & Co., Inc.
                              (strategic business consulting);
                              Trustee Associate, Boston College.

                          Previous Positions: Director,
                         Redgate Communications and EMC
                              Corporation (computer storage systems); Chairman
                              of the Board and Chief Executive Officer, Computer
                              Consoles, Inc.; President and Chief Operating
                              Officer, Wang Laboratories; Director, First
                              National Bank of Boston; Director, Apollo
                              Computer, Inc.

Peter E. Madden               Principal Occupation: Director or           $324.50             $148,500
Birth Date: March 16, 1942    Trustee of the Federated Fund
One Royal Palm Way            Complex.
100 Royal Palm Way
Palm Beach, FL                Other Directorships Held: Board of
TRUSTEE                       Overseers, Babson College.
Began serving: November
1991                          Previous Positions: Representative,
                              Commonwealth of Massachusetts General Court;
                              President, State Street Bank and Trust Company and
                              State Street Corporation (retired); Director, VISA
                              USA and VISA International; Chairman and Director,
                              Massachusetts Bankers Association; Director,
                              Depository Trust Corporation; Director, The Boston
                              Stock Exchange.

Charles F. Mansfield, Jr.     Principal Occupations: Director or          $356.94             $163,350
Birth Date: April 10, 1945    Trustee of the Federated Fund
80 South Road                 Complex; Management Consultant;
Westhampton Beach, NY         Executive Vice President, DVC
TRUSTEE                       Group, Inc. (marketing,
Began serving: January        communications and technology)
1999                          (prior to 9/1/00).

                              Previous Positions: Chief Executive Officer, PBTC
                              International Bank; Partner, Arthur Young &
                              Company (now Ernst & Young LLP); Chief
                              Financial Officer of Retail Banking Sector, Chase
                              Manhattan Bank; Senior Vice President, HSBC Bank
                              USA (formerly, Marine Midland Bank); Vice
                              President, Citibank; Assistant Professor of
                              Banking and Finance, Frank G. Zarb School of
                              Business, Hofstra University.

John E. Murray, Jr.,          Principal Occupations: Director or          $389.40             $178,200
J.D., S.J.D.                  Trustee of the Federated Fund
Birth Date: December 20,      Complex; Chancellor and Law
1932                          Professor, Duquesne University;
Chancellor, Duquesne          Partner, Murray, Hogue & Lannis.
University
Pittsburgh, PA                Other Directorships Held: Director,
TRUSTEE                       Michael Baker Corp. (engineering,
Began serving: February       construction, operations and
1995                          technical services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                              Professor of Law, University of
                              Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova
                            University School of Law.

Marjorie P. Smuts             Principal Occupations:  Director or         $324.50             $148,500
Birth Date: June 21, 1935     Trustee of the Federated Fund
4905 Bayard Street            Complex; Public Relations/Marketing
Pittsburgh, PA                Consultant/Conference Coordinator.
TRUSTEE
Began serving: April 1984     Previous Positions: National
                              Spokesperson, Aluminum Company of
                          America; television producer;
                         President, Marj Palmer Assoc.;
                              Owner, Scandia Bord.

John S. Walsh                 Principal Occupations:  Director or         $324.50             $148,500
Birth Date: November 28,      Trustee of the Federated Fund
1957                          Complex; President and Director,
2604 William Drive            Heat Wagon, Inc. (manufacturer of
Valparaiso, IN                construction temporary heaters);
TRUSTEE                       President and Director,
Began serving: January        Manufacturers Products, Inc.
1999                          (distributor of portable
                              construction heaters); President,
                              Portable Heater Parts, a division
                              of Manufacturers Products, Inc.

                              Previous Position: Vice President,
                             Walsh & Kelly, Inc.

--------------------------------------------------------------------------------------

OFFICERS**

               Name
            Birth Date
              Address
     Positions Held with Trust
-----------------------------------   Principal Occupation(s) and Previous Position(s)
        Date Service Began
John W. McGonigle                  Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938       Secretary of the Federated Fund Complex; Vice
EXECUTIVE VICE PRESIDENT AND       Chairman, Executive Vice President, Secretary and
SECRETARY                          Director, Federated Investors, Inc.
Began serving: April 1984
                                   Previous Positions: Trustee, Federated Investment
                                   Management Company and Federated Investment
                                   Counseling; Director, Federated Global Investment
                                   Management Corp., Federated Services Company and
                                   Federated Securities Corp.

Richard J. Thomas                  Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954          Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                          President, Federated Administrative Services.
Began serving: November 1998
                                   Previous Positions: Vice President, Federated
                                   Administrative Services; held various
                                   management positions within Funds Financial
                                   Services Division of Federated Investors,
                                   Inc.

Richard B. Fisher                  Principal Occupations: Vice Chairman or Vice President
Birth Date: May 17, 1923           of some of the Funds in the Federated Fund Complex;
VICE PRESIDENT                     Vice Chairman, Federated Investors, Inc.; Chairman,
Began serving: April 1984          Federated Securities Corp.

                                   Previous Positions: President and Director or Trustee
                                   of some of the Funds in the Federated Fund Complex;
                                   Executive Vice President, Federated Investors, Inc.
                                   and Director and Chief Executive Officer, Federated
                                Securities Corp.

Stephen F. Auth                    Principal Occupations: Chief Investment Officer of
Birth Date: September 3, 1956      this Fund and various other Funds in the Federated
CHIEF INVESTMENT OFFICER           Fund Complex; Executive Vice President, Federated
Began serving: November 2002       Investment Counseling, Federated Global Investment
                                   Management Corp., Federated Equity Management Company
                                   of Pennsylvania and Passport Research II, Ltd.

                                   Previous Positions: Executive Vice President,
                                   Federated Investment Management Company, and Passport
                                   Research, Ltd.; Senior Vice President, Global
                                   Portfolio Management Services Division; Senior Vice
                                   President, Federated Investment Management Company and
                                   Passport Research, Ltd.; Senior Managing Director and
                                   Portfolio Manager, Prudential Investments.

Lawrence Auriana                   Lawrence Auriana is Vice President of the Trust. Mr.
Birth Date: January 8, 1944        Auriana joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                     Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001       April 2001, Mr. Auriana was President and Treasurer of
                                   Edgemont Asset Management Corp., and Chairman of the
                                   Board and Portfolio Manager to The Kaufmann Fund, Inc.
                                   (predecessor to the Federated Kaufmann Fund). Mr.
                                   Auriana earned a B.S. in economics from Fordham
                                   University and has been engaged in the securities
                                   business since 1965.

James E. Grefenstette              James E. Grefenstette is Vice President of the Trust.
Birth Date: November 7, 1962       Mr. Grefenstette joined Federated in 1992 and has been
VICE PRESIDENT                     a Portfolio Manager since 1994. Mr. Grefenstette
Began serving: November 2001       became a Senior Vice President of the Fund's Adviser
                                   in January 2000. He served as a Vice President of the
                                   Fund's Adviser from 1996 through 1999 and was an
                                   Assistant Vice President of the Fund's Adviser from
                                   1994 until 1996. Mr. Grefenstette is a Chartered
                                   Financial Analyst; he received his M.S. in Industrial
                                   Administration from Carnegie Mellon University.

Hans P. Utsch                      Hans P. Utsch is Vice President of the Trust. Mr.
Birth Date: July 3, 1936           Utsch joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                     Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001       April 2001, Mr. Utsch was Chairman of the Board and
                                   Secretary of Edgemont Asset Management Corp., and
                                   President and Portfolio Manager to The Kaufmann Fund,
                                   Inc. (predecessor to the Federated Kaufmann Fund).
                                   Mr. Utsch graduated from Amherst College and holds an
                                   M.B.A. from Columbia University. He has been engaged
                                   in the securities business since 1962.

** Officers do not receive any compensation from the Fund.
--------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                                           Meetings Held
   Board              Committee                                                             During Last
 Committee             Members                        Committee Functions                   Fiscal Year
Executive      John F. Donahue           In between meetings of the full Board, the       Six
               John E. Murray, Jr.,      Executive Committee generally may exercise
               J.D., S.J.D.              all the powers of the full Board in the
                                         management and direction of the
                                         business and conduct of the affairs of
                                         the Trust in such manner as the
                                         Executive Committee shall deem to be in
                                         the best interests of the Trust.
                                         However, the Executive Committee cannot
                                         elect or remove Board members, increase
                                         or decrease the number of Trustees,
                                         elect or remove any Officer, declare
                                         dividends, issue shares or recommend to
                                         shareholders any action requiring
                                         shareholder approval.

Audit          Thomas G. Bigley          The purposes of the Audit Committee are to       Nine
               John T. Conroy, Jr.       oversee the accounting and financial
               Nicholas P.               reporting process of the Fund, the Fund`s
               Constantakis              internal control over financial reporting,
               Charles F. Mansfield,     and the quality, integrity and independent
               Jr.                       audit of the Fund`s financial statements.
                                         The Committee also oversees or assists
                                         the Board with the oversight of
                                         compliance with legal requirements
                                         relating to those matters, approves the
                                         engagement and reviews the
                                         qualifications, independence and
                                         performance of the Fund`s independent
                                         registered public accounting firm, acts
                                         as a liaison between the independent
                                         registered public accounting firm and
                                         the Board and reviews the Fund's
                                         internal audit function.

Nominating     Thomas G. Bigley          The Nominating Committee, whose members          One
               John T. Conroy, Jr.       consist of all Independent Trustees, selects
               Nicholas P.               and nominates persons for election to the
               Constantakis              Fund`s Board when vacancies occur. The
               John F. Cunningham        Committee will consider candidates
               Peter E. Madden           recommended by shareholders, Independent
               Charles F. Mansfield,     Trustees, officers or employees of any of the
               Jr.                       Fund`s agents or service providers and
               John E. Murray, Jr.       counsel to the Fund. Any shareholder who
               Marjorie P. Smuts         desires to have an individual considered for
               John S. Walsh             nomination by the Committee must submit a
                                         recommendation in writing to the
                                         Secretary of the Fund, at the Fund's
                                         address appearing on the back cover of
                                         this Statement of Additional
                                         Information. The recommendation should
                                         include the name and address of both
                                         the shareholder and the candidate and
                                         detailed information concerning the
                                         candidate's qualifications and
                                         experience. In identifying and
                                         evaluating candidates for
                                         consideration, the Committee shall
                                         consider such factors as it deems
                                         appropriate. Those factors will
                                         ordinarily include: integrity,
                                         intelligence, collegiality, judgment,
                                         diversity, skill, business and other
                                         experience, qualification as an
                                         "Independent Trustee" the existence of
                                         material relationships which may create
                                         the appearance of a lack of
                                         independence, financial or accounting
                                         knowledge and experience, and
                                         dedication and willingness to devote
                                         the time and attention necessary to
                                         fulfill Board responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------
                                                                       Aggregate
                                     Dollar Range of             Dollar Range of
                                       Shares Owned              Shares Owned in
Interested                          in Federated Large         Federated Family of
Board Member Name                    Cap Growth Fund          Investment Companies
John F. Donahue                       Over $100,000               Over $100,000
J. Christopher Donahue                Over $100,000               Over $100,000
Lawrence D. Ellis, M.D.                    None                   Over $100,000

Independent
Board Member Name
Thomas G. Bigley                           None                   Over $100,000
John T. Conroy, Jr.                        None                   Over $100,000
Nicholas P. Constantakis             $10,001-$50,000              Over $100,000
John F. Cunningham                         None                   Over $100,000
Peter E. Madden                            None                   Over $100,000
Charles F. Mansfield, Jr.            $10,001-$50,000              Over $100,000
John E. Murray, Jr., J.D.,                 None                   Over $100,000
S.J.D.
Marjorie P. Smuts                          None                   Over $100,000
John S. Walsh                              None                   Over $100,000

--------------------------------------------------------------------------------------

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


Portfolio Manager Information
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.

                                                                 Number of Other
                                                               Accounts Managed/
                                      Total Number of Other      Total Assets
Other Accounts Managed by               Accounts Managed/     that are Subject to
Philip Orlando                            Total Assets         Performance Fees
Registered Investment Companies                 0                      0
Other Pooled Investment Vehicles                0                      0
Other Accounts                          1 account / $.26      1 account / $17.60
                                             million                million

--------------------------------------------------------------------------------------

Dollar value range of shares owned in the Fund: none.

Philip Orlando is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are Four weighted performance categories in the Balanced
Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction
and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis versus the Fund's benchmark (i.e. Russell 1000 Growth Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Orlando is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. The IPP score can be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

In addition, Philip Orlando was awarded a grant of restricted Federated stock.
Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.



BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

On October 31, 2005, the Fund owned securities of the following regular broker/dealers:

Broker                   Value of Securities
Bank America                      $1,749,600
Morgan Stanley                    $3,351,656
Merrill Lynch                     $1,294,800

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $582,817,694 for which the
Fund paid $812,834 in brokerage commissions.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                           Average Aggregate Daily
    Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on
           the first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1%
           on the next $10 billion 0.075 of 1% on assets over $20 billion

--------------------------------------------------------------------------------------

The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Deloitte &
Touche LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

------------------------------           2005             -------------      --------------
For the Year Ended October 31                                 2004                2003
Advisory Fee Earned                   $1,789,817           $2,091,143          $1,986,288
Advisory Fee Reduction                    $0                   $0                  $0
Advisory Fee Reimbursement              $4,719                $798               $1,272
Brokerage Commissions                  $853,987             $785,085            $902,728
Administrative Fee                     $181,845             $212,460            $199,158
12b-1 Fee:
 Class A Shares                        $338,500                --                  --
 Class B Shares                        $672,733                --                  --
 Class C Shares                        $101,585                --                  --
Shareholder Services Fee:
  Class A Shares                          $0                   --                  --
  Class B Shares                       $224,244                --                  --
  Class C Shares                        $33,523                --                  --

--------------------------------------------------------------------------------------
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and Start of Performance periods ended October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                                                                           Start of
                                                                                        Performance on
                                  30-Day Period         1 Year           5 Years          12/29/1998
Class A Shares:
Total Return
  Before Taxes                         N/A               1.63%          (10.49)%           (3.78)%
  After Taxes on                       N/A               1.63%          (10.49)%           (3.78)%
  Distributions
  After Taxes on
  Distributions and Sale of            N/A               1.06%           (8.59)%           (3.15)%
  Shares
                                       N/A                N/A              N/A               N/A

--------------------------------------------------------------------------------------

                                                                                           Start of
                                                                                        Performance on
                                 30-Day Period          1 Year           5 Years          12/29/1998
Class B Shares:
Total Return
  Before Taxes                        N/A                1.39%          (10.50)%           (3.64)%
  After Taxes on                      N/A                1.39%          (10.50)%           (3.64)%
  Distributions
  After Taxes on
  Distributions and Sale of           N/A                0.90%           (8.59)%           (3.04)%
  Shares
Yield                                 N/A                 N/A              N/A               N/A

--------------------------------------------------------------------------------------
                                                                                           Start of
                                                                                        Performance on
                                 30-Day Period          1 Year           5 Years          12/29/1998
Class C Shares:
Total Return
  Before Taxes                        N/A                4.88%          (10.30)%           (3.78)%
  After Taxes on                      N/A                4.88%          (10.30)%           (3.78)%
  Distributions
  After Taxes on
  Distributions and Sale of           N/A                3.17%           (8.43)%           (3.15)%
  Shares
Yield                                 N/A                 N/A              N/A               N/A

--------------------------------------------------------------------------------------


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Dow Jones Industrial Average (DJIA)
Represents share prices of selected blue chip industrial corporations. The DJIA indicates daily changes in the average price of stocks of these corporations.
Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Financial Publications
The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes,
Fortune, and Money Magazines, among others-- provide performance statistics over specified time periods.

Lipper, Inc.
Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

Moody's Investors Service, Fitch Ratings and Standard & Poor's
Various publications.

Morningstar, Inc.
An independent rating service, is the publisher of the bi-weekly Mutual Fund
Values. Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500)
Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the
S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

Russell 1000 Growth Index
Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.


FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Large Cap Growth Fund dated October 31, 2005.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES

FEDERATED LARGE CAP GROWTH FUND

Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Global Investment Management Corp.
450 Lexington Avenue, Suite 3700
New York, NY 10017-3943

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
HSBC
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

LEGAL COUNSEL
Dickstein Shapiro Morin & Oshinsky, LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg
Factset
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Wilshire Associates, Inc.
Vestek

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Evaluation Associates
Fidelity-Strategic Advisors
Lipper
Morningstar
NASDAQ
Value Line
Thomson Financial
Wiesenberger/Thomson Financial

OTHER
Investment Company Institute

Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

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Risk/Return Summary	1
What are Fund’s Fees and Expenses?	5
What are Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Funds Invest?	10
What are the Specific Risks of Investing in the Funds?	17
What Do Shares Cost?	20
How are the Funds Sold?	29
Payments to Financial Intermediaries	29
How to Purchase Shares	32
How to Redeem and Exchange Shares	35
Account and Share Information	38
Who Manages the Funds?	42
Legal Proceedings	43
Financial Information	44

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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide moderate capital appreciation and high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic or foreign corporations or sovereign governmental entities, real estate investment trusts (REITs), securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the Fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Relating to Investing for Value. The Fund uses a “value” style of investing and, as a result, the Fund’s share price may lag that of other funds using a different investment style.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Emerging Market Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluation) than developed economies.
  Risks of Investing in Derivatives. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to a number of other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks. The Fund’s use of derivatives may also increase the taxable distributions to shareholders.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Risks Associated with Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

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  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 4.20%.

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Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 10.60% (quarter ended June 30, 2003). Its lowest quarterly return was (8.50)% (quarter ended September 30, 2002).

Average Annual Total Return Table

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The Average Annual Total Returns for the Fund's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Value Index (RMCV), the Russell 3000 Value Index (R3000V), a broad based market index and an index consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70% R3000V/30% ML91DTB). The Fund's Adviser has elected to change the benchmark index from the RMCV to the R3000V because the R3000V is more reflective of the securities in which the Fund invests. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(0.28)%	9.82%

Return After Taxes on Distributions[2]	(1.40)%	8.32%

Return After Taxes on Distributions and Sale of Fund Shares[2]	0.08%	7.59%

Class B Shares:

Return Before Taxes	(0.72)%	10.20%

Class C Shares:

Return Before Taxes	2.71%	10.26%

RMCV	23.71%	13.76%

R3000V	16.94%	6.87%

70% R3000V/30% ML91DTB	12.10%	5.71%

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1 The Fund’s Class A, Class B and Class C Shares start of performance date was December 4, 2000.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

What are the Fund’s Fees and Expenses?

FEDERATED MARKET OPPORTUNITY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A, Class B and Class C Shares.

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Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%[2]	0.75%	0.75%
Other Expenses[3]	0.50%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.50%	1.99%[4]	1.99%

1 The percentages shown are based on expenses for the entire year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider waived and reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.

Total Waiver of Fund Expenses	0.26%	0.00%	0.00%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.24%	1.99%	1.99%

2 Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended October 31, 2005. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2006.

3 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The shareholder services provider waived/reimbursed a portion of its fee. Total other operating expenses paid by the Fund’s Class A Shares (after the waiver/reimbursement) were 0.49% for the fiscal year ended October 31, 2005.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A, Class B and Class C Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$694	$998	$1,323	$2,242

Expenses assuming no redemption	$694	$998	$1,323	$2,242

Class B:

Expenses assuming redemption	$752	$1,024	$1,273	$2,188

Expenses assuming no redemption	$202	$624	$1,073	$2,188

Class C:

Expenses assuming redemption	$400	$718	$1,162	$2,394

Expenses assuming no redemption	$300	$718	$1,162	$2,394

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What are the Fund’s Investment Strategies?

The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described below, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the Fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

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With regard to equity securities, the Adviser primarily uses the “value” style of investing and selects securities primarily utilizing a bottom up approach to security analysis but also secondarily considers top down analysis and sector allocation. The Adviser does not generally consider the composition of market indices in its selection of equity securities. The Adviser’s use of the “value” style of investing seeks to identify and select securities that, in the Adviser’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

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Primarily using the bottom-up approach to security analysis, the Adviser searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, the Adviser seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, the Adviser considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, the Adviser assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. The Adviser determines the sector allocation of the Fund’s portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors. The Adviser also considers such factors as the dividend-paying potential of the companies in each sector.

The Adviser uses technical analysis of the market as an aid in timing purchases and sales. The Adviser sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The Adviser may increase the Fund’s cash position if the Adviser is unable to find a sufficient number of securities that the Adviser deems to be undervalued or out-of-favor or if the Adviser believes that overall equity market valuations (and risks) are at high levels. Additionally, the Adviser anticipates normally keeping a portion of the Fund’s portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The Fund’s cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities the Adviser invests in asset classes within the fixed-income market that it believes offers the best relative value. When searching for asset classes within the fixed-income market, the Adviser places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities the Adviser also considers the currency appreciation potential of a given market. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities.

The Adviser’s investment management approach may be described as contrarian in nature because the Adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on a security, sector, or with regard to markets in general.

In addition to investing in equity and fixed-income securities, the Adviser may invest in the following in attempting to achieve its investment objective:

  derivative contracts or hybrid instruments,
  convertible bonds,
  REITs, and
  securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The Fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The Fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Fund may use derivatives or hybrid instruments. First, the Fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the Fund based on the change in value of an underlying equity security. Second, the Fund may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Finally, the Fund may invest in derivatives contracts as part of its hedging strategies.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

Additionally, the Fund may buy put options on stock indices or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risk.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Corporate Debt Securities

The Fund may also invest in investment grade and high yield debt securities of foreign corporations. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.

The credit risks of corporate debt securities vary widely among issuers. The credit risk of an issuer’s debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

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DEPOSITARY RECEIPTS

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Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund’s exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, futures on individual securities and foreign currency forward contracts.

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Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, currencies (both U.S. and foreign) and other derivative instruments, such as futures contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

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Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

The Fund may invest in both investment grade and non-investment grade corporate debt securities. Lower-rated fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price, or which are automatically exchanged for equity securities after a specified conversion period. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities generally have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

ASSET COVERAGE

In order to secure its obligations in connection with derivative contracts, the Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund’s obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets to secure such obligations without terminating the derivative contracts.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

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The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund may also invest in securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

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As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard and Poor’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack financial controls and reporting standards, or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risks and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Fund may make significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

DERIVATIVES RISKS

The Fund’s use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus, such as stock market, interest rate, credit, liquidity and leverage risks.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

EMERGING MARKET RISKS

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their creditworthiness and consequently their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluation) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

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The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class B	$1,500/$100	None	5.50%

Class C	$1,500/$100	1.00%	1.00%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

Class C Shares:

All Purchases	1.00%	1.01%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

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Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); or
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Class B Shares only

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  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.
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How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

Class C Shares:

All Purchase Amounts	1.00%

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ADVANCE COMMISSIONS

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.50%

Class C Shares:

All Purchase Amounts	1.00%

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% for Class A Shares, 0.75% for Class B Shares and Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

BY AUTOMATIC INVESTMENTS

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You may establish an account with your financial intermediary to automatically purchase Shares on predetermined dates or when your bank account reaches a certain level. Under this program, participating financial intermediaries are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial intermediary’s agreement or materials describing this service.

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BY DIRECT DEPOSIT

You may complete an application with State Street Bank and Trust Company to have your Social Security, Railroad Retirement, VA Compensation or Pension, Civil Service Retirement and certain other retirement payments invested directly into the Fund. The application must be filed with State Street Bank and Trust Company before direct deposit may begin. Allow 60 to 90 days for the application to be processed.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

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The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Steven J. Lehman

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Steven J. Lehman has been the Fund’s Portfolio Manager since inception. Mr. Lehman joined the Fund’s Adviser in May 1997 as a Portfolio Manager and Vice President. He became a Senior Vice President of the Fund’s Adviser in January 2005. He has been a Senior Portfolio Manager since 1998. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class A Shares

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(For a Share Outstanding Throughout Each Period)

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	Year Ended October 31,				Period Ended 10/31/2001
	2005	2004	2003	2002	[1]

Net Asset Value, Beginning of Period	$13.48	$12.32	$10.77	$11.14	$10.00
Income From Investment Operations:
Net investment income	0.20	0.24 [2]	0.44	0.39 [3]	0.42
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.31	1.26	1.57	(0.30)[3]	1.13

TOTAL FROM INVESTMENT OPERATIONS	0.51	1.50	2.01	0.09	1.55

Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.40)	(0.42)	(0.41)
Distributions from net realized gain on investments, options and foreign currency transactions	(0.19)	--	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.51)	(0.34)	(0.46)	(0.46)	(0.41)

Net Asset Value, End of Period	$13.48	$13.48	$12.32	$10.77	$11.14

Total Return[4]	3.89%	12.29%	19.09%	0.56%	15.67%

Ratios to Average Net Assets:

Net expenses	1.24%[5]	1.23%[5]	1.29%[5]	1.31%[5]	1.28%[6]

Net investment income	1.67%	1.83%	3.90%	3.90%[3]	4.63%[6]

Expense waiver/reimbursement[7]	0.01%	0.01%	0.00%[8]	0.00%[8]	0.99%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,377,618	$997,231	$480,376	$189,611	$36,774

Portfolio turnover	61%	85%	115%	105%	60%

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

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.


2 Based on average shares outstanding.


3 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.75% to 3.90%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.


5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.24%, 1.23%, 1.28% and 1.31% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.


6 Computed on an annualized basis.


7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.


8 Represents less than 0.01%.


Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.


Financial Highlights–Class B Shares


(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended 10/31/2001
	2005	2004	2003	2002	[1]

Net Asset Value, Beginning of Period	$13.42	$12.27	$10.74	$11.12	$10.00
Income From Investment Operations:
Net investment income	0.10	0.14 [2]	0.34	0.35 [3]	0.38
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.31	1.25	1.57	(0.35)[3]	1.10

TOTAL FROM INVESTMENT OPERATIONS	0.41	1.39	1.91	0.00	1.48

Less Distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.32)	(0.34)	(0.36)
Distributions from net realized gain on investments, options and foreign currency transactions	(0.19)	--	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.41)	(0.24)	(0.38)	(0.38)	(0.36)

Net Asset Value, End of Period	$13.42	$13.42	$12.27	$10.74	$11.12

Total Return[4]	3.15%	11.46%	18.16%	(0.19)%	15.00%

Ratios to Average Net Assets:

Net expenses	1.99%[5]	1.98%[5]	2.04%[5]	2.06%[5]	2.03%[6]

Net investment income	0.89%	1.08%	3.14%	3.30%[3]	3.81%[6]

Expense waiver/reimbursement[7]	0.00%[8]	0.01%	0.00%[8]	0.00%[8]	0.99%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$459,181	$391,890	$248,695	$115,531	$33,481

Portfolio turnover	61%	85%	115%	105%	60%


1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.


2 Based on average shares outstanding.


3 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.16% to 3.30%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.


5 The expense net ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.99%, 1.98%, 2.03% and 2.06% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.


6 Computed on an annualized basis.


7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.


8 Represents less than 0.01%.


Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.


Financial Highlights–Class C Shares


(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended 10/31/2001
	2005	2004	2003	2002	[1]

Net Asset Value, Beginning of Period	$13.40	$12.25	$10.73	$11.11	$10.00
Income From Investment Operations:
Net investment income	0.12	0.14 [2]	0.32	0.36 [3]	0.37
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.29	1.26	1.58	(0.36)[3]	1.10

TOTAL FROM INVESTMENT OPERATIONS	0.41	1.40	1.90	0.00	1.47

Less Distributions:
Distributions from net investment income	(0.23)	(0.25)	(0.32)	(0.34)	(0.36)
Distributions from net realized gain on investments, options and foreign currency transactions	(0.19)	--	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.42)	(0.25)	(0.38)	(0.38)	(0.36)

Net Asset Value, End of Period	$13.39	$13.40	$12.25	$10.73	$11.11

Total Return[4]	3.10%	11.54%	18.11%	(0.20)%	14.90%

Ratios to Average Net Assets:

Net expenses	1.99%[5]	1.98%[5]	2.04%[5]	2.06%[5]	2.03%[6]

Net investment income	0.89%	1.07%	3.04%	3.29%[3]	3.80%[6]

Expense waiver/reimbursement[7]	0.00%[8]	0.01%	0.00%[8]	0.00%[8]	0.99%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$879,348	$554,661	$189,539	$56,586	$17,845

Portfolio turnover	61%	85%	115%	105%	60%


1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.


2 Based on average shares outstanding.


3 Effective November 1, 2001, the Fund adopted the provisions of the (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.15% to 3.29%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.


5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.99%, 1.99%, 2.03% and 2.06% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.


6 Computed on an annualized basis.


7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.


8 Represents less than 0.01%.


Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.


A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.


These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.


You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.


Federated Investors
World-Class Investment Manager

Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172743
Cusip 314172735
Cusip 314172727


25839 (12/05)


FEDERATED MARKET OPPORTUNITY FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectus for Federated Market Opportunity Fund
(Fund), dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?............................13
                                  --------------------------------------------------
                                  How is the Fund Sold?...........................13
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................15
                                  --------------------------------------------------
                                  Subaccounting Services..........................15
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]15
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................15
                                  --------------------------------------------------
                                  Account and Share Information...................15
                                  --------------------------------------------------
                                  Tax Information.................................16
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..17
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........27
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............28
                                  --------------------------------------------------
                                  Financial Information...........................29
                                  --------------------------------------------------
                                  Investment Ratings..............................29
                                  --------------------------------------------------
                                  Addresses.........................................
                                  --------------------------------------------------
                                  Appendix..........................................
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares (Shares).
This SAI relates to all classes of Shares. The Fund's investment adviser is
Federated Equity Management Company of Pennsylvania (Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.


SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests:

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities
Treasury securities are direct obligations of the federal government of the
United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.
These include the Government National Mortgage Association, Small Business
Administration, Farm Credit System Financial Assistance Corporation, Farmer's
Home Administration, Federal Financing Bank, General Services Administration,
Department of Housing and Urban Development, Export-Import Bank, Overseas
Private Investment Corporation and Washington Metropolitan Area Transit
Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the
Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal
National Mortgage Association, Student Loan Marketing Association and Tennessee
Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
These include the Farm Credit System, Financing Corporation and Resolution
Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price, or which are automatically exchanged for equity securities after a specified conversion period. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities generally have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Fund treats convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o  it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

MUNICIPAL SECURITIES
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.
Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates.
Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages.
As a result, the holders assume all the prepayment risks of the underlying mortgages.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, individual securities and foreign currency forward contracts.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and sell the following typess of options: indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar).

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o  Buy call options on indices, individual securities, index futures, currencies
   (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o  Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o  Buy put options on indices, individual securities, index futures, currencies
   (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o  Write put options on indices, portfolio securities, index futures, currencies
   (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT DEFAULT SWAPS
Credit default swaps are agreements between two parties whereby one party (the
"protection buyer") agrees to make regular payments over the term of the agreement to another party (the "protection seller"), provided that no designated event of default on an underlying obligation has occurred. If an event of default occurs, the protection seller must pay the protection buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the protection buyer or the protection seller in a credit default swap. If the Fund is a protection buyer and no event of default occurs, the Fund will lose its entire investment in the swap agreement (i.e., an amount equal to the payments made to the protection seller). However, if an event of default occurs, the Fund (as protection buyer)
will deliver the underlying obligation and receive a payment equal to the full notional value of the underlying asset, even though the underlying asset may have little or no value. If the Fund is the protection seller and no default occurs, then the Fund will receive a fixed rate of income throughout the term of the agreement. However, if an event of default occurs, the Fund (as protection seller) will pay the protection buyer the full notional value of the reference obligation and receive the underlying obligation. Credit default swaps may involve greater risks than if the Fund invested directly in the underlying obligation.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The
Fund may also invest in securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

The Fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, or market sector, or for reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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INVESTMENT RATINGS

Investment Ratings for Investment Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal
(default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the
Adviser will reevaluate the security, but will not be required to sell it.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks
o       The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations.
        Consequently, the Fund's Share price may decline.

o       The Adviser attempts to manage market risk by limiting the amount the
        Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Risks Related to Investing for Value
o       Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.
        Further, value stocks tend to have higher dividends than growth stocks.
        This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign
Issuers. o Because the Fund may invest in ADRs and other domestically traded securities of
      foreign companies, The Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.
      In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Liquidity Risks
o       Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o       Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants
        to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o       OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Company Size
o       Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

o       Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks of Foreign Investing
o       Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
        States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements)
        as frequently or to as great an extent as companies in the United States.
        Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
        These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o       Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Currency Risks
o       Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United
        States.

o       The Adviser attempts to manage currency risk by limiting the amount the
        Fund invests in securities denominated in a particular currency.
        However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks
o       The Fund may make significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU).
        Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

o       With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Leverage Risks
o       Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o       Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Credit Risks
o       Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Risks of Investing in Derivative Contracts
o     The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.
        Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  Derivative contracts may also involve other risks described in the prospectus or this SAI, such as stock market, credit, liquidity and leverage risks.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks
o       Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o       Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o       Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o       Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the
        Adviser's credit assessment.

o     Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread)
        measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o       Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o       Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o       If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks
o       Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held.

o       Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security and the Fund could incur losses.

Sector Risks
o       A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Risks Associated with Noninvestment Grade Securities
o       Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund's investment objective is to provide moderate capital appreciation and high current income. The investment objective may not be changed by the Fund's
Board without shareholder approval.

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (1940 Act), as amended, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

INVESTMENT LIMITATIONS
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration
In applying the concentration restriction, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b)
financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

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HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) As a
compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors.
The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares and
Class C Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended October 31:

                                    2005                                   2004                                 2003
                      Total Sales                              Total Sales                        Total Sales      Amount Retained
                        Charges        Amount Retained           Charges            Amount          Charges
                                                                                   Retained
 Class A Shares       $9,058,579           $945,522            $8,020,915          $828,762       $5,089,644           $524,720
 Class C Shares        $656,147            $81,799             $1,280,582             $0           $715,286               $0

--------------------------------------------------------------------------------------

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

 All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones &
Co., Maryland Heights, MO owned approximately 26,318,321 Shares (24.28%), MLPF &
S for the sole benefit of its customers, Jacksonville, FL owned approximately
12,413,192 Shares (11.45%) and Citigroup Global Markets Inc., New York, NY owned approximately 5,814,192 Shares (5.36%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Edward Jones &
Co., Maryland Heights, MO owned approximately 5,130,200 Shares (14.28%),
Pershing LLC, Jersey City, NJ owned approximately 4,472,646 Shares (12.45%),
MLPF & S for the sole benefit of its customers, Jacksonville, FL owned approximately 3,287,541 Shares (9.15%) and Citigroup Global Markets Inc., New
York, NY owned approximately 2,561,947 Shares (7.13%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF & S for the sole benefit of its customers, Jacksonville, FL owned approximately
16,213,282 Shares (23.00%), Citigroup Global Markets Inc., New York, NY owned approximately 14,058,003 Shares (19.94%) and Pershing LLC, Jersey City, NJ owned approximately 3,526,053 Shares (5.00%).


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                      ----------------
-------------------------

                                                                                          -------------------

          Name                                                                            Total Compensation
       Birth Date                                                        Aggregate          From Trust and
         Address                Principal Occupation(s) for Past        Compensation        Federated Fund
Positions Held with Trust                 Five Years,                    From Fund              Complex
   Date Service Began             Other Directorships Held and          (past fiscal        (past calendar
                                      Previous Position(s)                 year)                 year)
John F. Donahue*              Principal Occupations: Chairman and            $0                   $0
Birth Date: July 28, 1924     Director or Trustee of the
CHAIRMAN AND TRUSTEE          Federated Fund Complex; Chairman
Began serving: April 1984     and Director, Federated Investors,
                              Inc.

                          Previous Positions: Trustee,
                         Federated Investment Management
                              Company and Chairman and Director,
                              Federated Investment Counseling.

J. Christopher Donahue*       Principal Occupations: Principal               $0                   $0
Birth Date: April 11,         Executive Officer and President of
1949                          the Federated Fund Complex;
PRESIDENT AND TRUSTEE         Director or Trustee of some of the
Began serving: January        Funds in the Federated Fund
2000                          Complex; President, Chief Executive
                         Officer and Director, Federated
                          Investors, Inc.; Chairman and
                          Trustee, Federated Investment
                              Management Company; Trustee,
                              Federated Investment Counseling;
                              Chairman and Director, Federated
                              Global Investment Management Corp.;
                              Chairman, Federated Equity
                              Management Company of Pennsylvania,
                              Passport Research, Ltd. and
                              Passport Research II, Ltd.;
                              Trustee, Federated Shareholder
                              Services Company; Director,
                              Federated Services Company.

                              Previous Positions: President,
                              Federated Investment Counseling;
                              President and Chief Executive
                              Officer, Federated Investment
                              Management Company, Federated
                              Global Investment Management Corp.
                              and Passport Research, Ltd.

Lawrence D. Ellis, M.D.*      Principal Occupations: Director or         $1,562.59             $148,500
Birth Date: October 11,       Trustee of the Federated Fund
1932                          Complex; Professor of Medicine,
3471 Fifth Avenue             University of Pittsburgh; Medical
Suite 1111                    Director, University of Pittsburgh
Pittsburgh, PA                Medical Center Downtown;
TRUSTEE                       Hematologist, Oncologist and
Began serving: August         Internist, University of Pittsburgh
1987                          Medical Center.

                              Other Directorships Held: Member,
                           National Board of Trustees,
                          Leukemia Society of America.

                          Previous Positions: Trustee,
                              University of Pittsburgh; Director,
                              University of Pittsburgh Medical
                              Center.

--------------------------------------------------------------------------------------
* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                    ---------------
                                                                                         ----------------
-------------------------

          Name                                                         Aggregate              Total
       Birth Date                                                    Compensation          Compensation
         Address              Principal Occupation(s) for Past         From Fund          From Trust and
Positions Held with Trust               Five Years,                  (past fiscal         Federated Fund
   Date Service Began           Other Directorships Held and             year)               Complex
                                    Previous Position(s)                                  (past calendar
                                                                                              year)
Thomas G. Bigley            Principal Occupation: Director or          $1,718.84             $163,350
Birth Date: February 3,     Trustee of the Federated Fund
1934                        Complex.
15 Old Timber Trail
Pittsburgh, PA              Other Directorships Held: Director,
TRUSTEE                     Member of Executive Committee,
Began serving: October      Children's Hospital of Pittsburgh;
1995                        Director, University of Pittsburgh.

                       Previous Position: Senior Partner,
                            Ernst & Young LLP.

John T. Conroy, Jr.         Principal Occupations: Director or         $1,718.84             $163,350
Birth Date: June 23, 1937   Trustee of the Federated Fund
Investment Properties       Complex; Chairman of the Board,
Corporation                 Investment Properties Corporation;
3838 North Tamiami Trail    Partner or Trustee in private real
Suite 402                   estate ventures in Southwest
-------------------------   Florida.
Naples, FL
TRUSTEE                     Previous Positions: President,
Began serving: November     Investment Properties Corporation;
1991                        Senior Vice President, John R. Wood
                         and Associates, Inc., Realtors;
                           President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.

Nicholas P. Constantakis    Principal Occupation: Director or          $1,718.84             $163,350
Birth Date: September 3,    Trustee of the Federated Fund
1939                        Complex.
175 Woodshire Drive
Pittsburgh, PA              Other Directorships Held: Director
TRUSTEE                     and Member of the Audit Committee,
Began serving: February     Michael Baker Corporation
1998                        (engineering and energy services
                            worldwide).

                           Previous Position: Partner,
                            Andersen Worldwide SC.

John F. Cunningham          Principal Occupation: Director or          $1,562.59             $148,500
Birth Date: March 5, 1943   Trustee of the Federated Fund
353 El Brillo Way           Complex.
Palm Beach, FL
TRUSTEE                     Other Directorships Held: Chairman,
Began serving: January      President and Chief Executive
1999                        Officer, Cunningham & Co., Inc.
                            (strategic business consulting);
                       Trustee Associate, Boston College.

                          Previous Positions: Director,
                         Redgate Communications and EMC
                          Corporation (computer storage
                            systems); Chairman of the Board and
                        Chief Executive Officer, Computer
                       Consoles, Inc.; President and Chief
                            Operating Officer, Wang
                          Laboratories; Director, First
                       National Bank of Boston; Director,
                            Apollo Computer, Inc.

Peter E. Madden             Principal Occupation: Director or          $1,562.59             $148,500
Birth Date: March 16,       Trustee of the Federated Fund
1942                        Complex.
One Royal Palm Way
100 Royal Palm Way          Other Directorships Held: Board of
Palm Beach, FL              Overseers, Babson College.
TRUSTEE
Began serving: November     Previous Positions: Representative,
1991                        Commonwealth of Massachusetts General Court;
                            President, State Street Bank and Trust Company and
                            State Street Corporation (retired); Director, VISA
                            USA and VISA International; Chairman and Director,
                            Massachusetts Bankers Association; Director,
                            Depository Trust Corporation; Director, The Boston
                            Stock Exchange.

Charles F. Mansfield, Jr.   Principal Occupations: Director or         $1,718.84             $163,350
Birth Date: April 10,       Trustee of the Federated Fund
1945                        Complex; Management Consultant;
80 South Road               Executive Vice President, DVC
Westhampton Beach, NY       Group, Inc. (marketing,
TRUSTEE                     communications and technology)
Began serving: January      (prior to 9/1/00).
1999
                       Previous Positions: Chief Executive
                        Officer, PBTC International Bank;
                         Partner, Arthur Young & Company
                         (now Ernst & Young LLP); Chief
                       Financial Officer of Retail Banking
                          Sector, Chase Manhattan Bank;
                        Senior Vice President, HSBC Bank
                          USA (formerly, Marine Midland
                            Bank); Vice President, Citibank;
                       Assistant Professor of Banking and
                        Finance, Frank G. Zarb School of
                          Business, Hofstra University.

John E. Murray, Jr.,        Principal Occupations: Director or         $1,875.11             $178,200
J.D., S.J.D.                Trustee of the Federated Fund
Birth Date: December 20,    Complex; Chancellor and Law
1932                        Professor, Duquesne University;
Chancellor, Duquesne        Partner, Murray, Hogue & Lannis.
University
Pittsburgh, PA              Other Directorships Held: Director,
TRUSTEE                     Michael Baker Corp. (engineering,
Began serving: February     construction, operations and
1995                        technical services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                       Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova
                            University School of Law.

Marjorie P. Smuts           Principal Occupations:  Director or        $1,562.59             $148,500
Birth Date: June 21, 1935   Trustee of the Federated Fund
4905 Bayard Street          Complex; Public Relations/Marketing
Pittsburgh, PA              Consultant/Conference Coordinator.
TRUSTEE
Began serving: April 1984   Previous Positions: National
                        Spokesperson, Aluminum Company of
                          America; television producer;
                         President, Marj Palmer Assoc.;
                            Owner, Scandia Bord.

John S. Walsh               Principal Occupations:  Director or        $1,562.59             $148,500
Birth Date: November 28,    Trustee of the Federated Fund
1957                        Complex; President and Director,
2604 William Drive          Heat Wagon, Inc. (manufacturer of
Valparaiso, IN              construction temporary heaters);
TRUSTEE                     President and Director,
Began serving: January      Manufacturers Products, Inc.
1999                        (distributor of portable
                            construction heaters); President,
                        Portable Heater Parts, a division
                         of Manufacturers Products, Inc.

                       Previous Position: Vice President,
                            Walsh & Kelly, Inc.

--------------------------------------------------------------------------------------

OFFICERS**

               Name
            Birth Date
             Address
    Positions Held with Trust
----------------------------------   Principal Occupation(s) and Previous Position(s)
        Date Service Began
John W. McGonigle                 Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938      Secretary of the Federated Fund Complex; Vice
EXECUTIVE VICE PRESIDENT AND      Chairman, Executive Vice President, Secretary and
SECRETARY                         Director, Federated Investors, Inc.
Began serving: April 1984
                                  Previous Positions: Trustee, Federated Investment
                                  Management Company and Federated Investment
                                  Counseling; Director, Federated Global Investment
                                  Management Corp., Federated Services Company and
                                  Federated Securities Corp.

Richard J. Thomas                 Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954         Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                         President, Federated Administrative Services.
Began serving: November 1998
                                  Previous Positions: Vice President, Federated
                                  Administrative Services; held various
                                  management positions within Funds Financial
                                  Services Division of Federated Investors, Inc.

Richard B. Fisher                 Principal Occupations: Vice Chairman or Vice President
Birth Date: May 17, 1923          of some of the Funds in the Federated Fund Complex;
VICE PRESIDENT                    Vice Chairman, Federated Investors, Inc.; Chairman,
Began serving: April 1984         Federated Securities Corp.

                                  Previous Positions: President and Director or Trustee
                                  of some of the Funds in the Federated Fund Complex;
                                  Executive Vice President, Federated Investors, Inc.
                                  and Director and Chief Executive Officer, Federated
                                Securities Corp.

Stephen F. Auth                   Principal Occupations: Chief Investment Officer of
Birth Date: September 3, 1956     this Fund and various other Funds in the Federated
CHIEF INVESTMENT OFFICER          Fund Complex; Executive Vice President, Federated
Began serving: November 2002      Investment Counseling, Federated Global Investment
                                  Management Corp., Federated Equity Management Company
                                  of Pennsylvania and Passport Research II, Ltd.

                                  Previous Positions: Executive Vice President,
                                  Federated Investment Management Company, and Passport
                                  Research, Ltd.; Senior Vice President, Global
                                  Portfolio Management Services Division; Senior Vice
                                  President, Federated Investment Management Company and
                                  Passport Research, Ltd.; Senior Managing Director and
                                  Portfolio Manager, Prudential Investments.

Lawrence Auriana                  Lawrence Auriana is Vice President of the Trust. Mr.
Birth Date: January 8, 1944       Auriana joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                    Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001      April 2001, Mr. Auriana was President and Treasurer of
                                  Edgemont Asset Management Corp., and Chairman of the
                                  Board and Portfolio Manager to The Kaufmann Fund, Inc.
                                  (predecessor to the Federated Kaufmann Fund). Mr.
                                  Auriana earned a B.S. in economics from Fordham
                                  University and has been engaged in the securities
                                  business since 1965.

James E. Grefenstette             James E. Grefenstette is Vice President of the Trust.
Birth Date: November 7, 1962      Mr. Grefenstette joined Federated in 1992 and has been
VICE PRESIDENT                    a Portfolio Manager since 1994. Mr. Grefenstette
Began serving: November 1998      became a Senior Vice President of the Fund's Adviser
                                  in January 2000. He served as a Vice President of the
                                  Fund's Adviser from 1996 through 1999 and was an
                                  Assistant Vice President of the Fund's Adviser from
                                  1994 until 1996. Mr. Grefenstette is a Chartered
                                  Financial Analyst; he received his M.S. in Industrial
                                  Administration from Carnegie Mellon University.

Hans P. Utsch                     Hans P. Utsch is Vice President of the Trust. Mr.
Birth Date: July 3, 1936          Utsch joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                    Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001      April 2001, Mr. Utsch was Chairman of the Board and
                                  Secretary of Edgemont Asset Management Corp., and
                                  President and Portfolio Manager to The Kaufmann Fund,
                                  Inc. (predecessor to the Federated Kaufmann Fund).
                                  Mr. Utsch graduated from Amherst College and holds an
                                  M.B.A. from Columbia University. He has been engaged
                                  in the securities business since 1962.

** Officers do not receive any compensation from the Fund.
--------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                                         Meetings Held
Board Committee         Committee                                                         During Last
                         Members                      Committee Functions                 Fiscal Year
Executive         John F. Donahue        In between meetings of the full Board, the           Six
                  John E. Murray, Jr.,   Executive Committee generally may exercise
                  J.D., S.J.D.           all the powers of the full Board in the
                                         management and direction of the
                                         business and conduct of the affairs of
                                         the Trust in such manner as the
                                         Executive Committee shall deem to be in
                                         the best interests of the Trust.
                                         However, the Executive Committee cannot
                                         elect or remove Board members, increase
                                         or decrease the number of Trustees,
                                         elect or remove any Officer, declare
                                         dividends, issue shares or recommend to
                                         shareholders any action requiring
                                         shareholder approval.

Audit             Thomas G. Bigley       The purposes of the Audit Committee are to           Nine
                  John T. Conroy, Jr.    oversee the accounting and financial
                  Nicholas P.            reporting process of the Fund, the Fund`s
                  Constantakis           internal control over financial reporting,
                  Charles F.             and the quality, integrity and independent
                  Mansfield, Jr.         audit of the Fund`s financial statements.
                                         The Committee also oversees or assists
                                         the Board with the oversight of
                                         compliance with legal requirements
                                         relating to those matters, approves the
                                         engagement and reviews the
                                         qualifications, independence and
                                         performance of the Fund`s independent
                                         registered public accounting firm, acts
                                         as a liaison between the independent
                                         registered public accounting firm and
                                         the Board and reviews the Fund's
                                         internal audit function.

Nominating        Thomas G. Bigley       The Nominating Committee, whose members              One
                  John T. Conroy, Jr.    consist of all Independent Trustees, selects
                  Nicholas P.            and nominates persons for election to the
                  Constantakis           Fund`s Board when vacancies occur. The
                  John F. Cunningham     Committee will consider candidates
                  Peter E. Madden        recommended by shareholders, Independent
                  Charles F.             Trustees, officers or employees of any of
                  Mansfield, Jr.         the Fund`s agents or service providers and
                  John E. Murray, Jr.    counsel to the Fund. Any shareholder who
                  Marjorie P. Smuts      desires to have an individual considered for
                  John S. Walsh          nomination by the Committee must submit a
                                         recommendation in writing to the
                                         Secretary of the Fund, at the Fund's
                                         address appearing on the back cover of
                                         this Statement of Additional
                                         Information. The recommendation should
                                         include the name and address of both
                                         the shareholder and the candidate and
                                         detailed information concerning the
                                         candidate's qualifications and
                                         experience. In identifying and
                                         evaluating candidates for
                                         consideration, the Committee shall
                                         consider such factors as it deems
                                         appropriate. Those factors will
                                         ordinarily include: integrity,
                                         intelligence, collegiality, judgment,
                                         diversity, skill, business and other
                                         experience, qualification as an
                                         "Independent Trustee" the existence of
                                         material relationships which may create
                                         the appearance of a lack of
                                         independence, financial or accounting
                                         knowledge and experience, and
                                         dedication and willingness to devote
                                         the time and attention necessary to
                                         fulfill Board responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------

                                                            Aggregate
                                  Dollar Range of        Dollar Range of
                                   Shares Owned          Shares Owned in
Interested                         in Federated        Federated Family of
Board Member Name               Market Opportunity     Investment Companies
                                      Fund
John F. Donahue                        None               Over $100,000
J. Christopher Donahue             Over $100,000          Over $100,000
Lawrence D. Ellis, M.D.                None               Over $100,000

Independent
Board Member Name
Thomas G. Bigley                       None               Over $100,000
John T. Conroy, Jr.                    None               Over $100,000
Nicholas P. Constantakis            $1-$10,000            Over $100,000
John F. Cunningham                     None               Over $100,000
Peter E. Madden                    Over $100,000          Over $100,000
Charles F. Mansfield, Jr.           $1-$10,000            Over $100,000
John E. Murray, Jr., J.D.,             None               Over $100,000
S.J.D.
Marjorie P. Smuts                 $10,001-$50,000         Over $100,000
John S. Walsh                     $10,001-$50,000         Over $100,000

--------------------------------------------------------------------------------------


INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.

                                     Total Number of Other
     Other Accounts Managed by         Accounts Managed/
           Steven Lehman                 Total Assets*
  Registered Investment Companies  1 fund / $556.92 million
 Other Pooled Investment Vehicles              0
          Other Accounts                       0

--------------------------------------------------------------------------------------
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund:  $100,001-$500,000.

Steven Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are four weighted performance categories in the Balanced
Scorecard. Investment Product Performance ("IPP") is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction
and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis versus the a benchmark consisting of 70% Russell 3000 Value Index/30%
Merrill Lynch 91 Day Treasury Bill Index, and on a rolling 3 and 5 calendar year pre-tax total return basis versus a designated peer group of comparable funds.
In addition, with respect to the Fund and certain other accounts managed by Mr.
Lehman, IPP will also be measured on a rolling 3 and 5 calendar year pre-tax total return basis versus the adjusted performance of the Merrill Lynch 91 Day
Treasury Bill Index. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history may be excluded. As noted above, Steven
Lehman is also the portfolio manager for other accounts in addition to the Fund.
Such other accounts may have different benchmarks. Mr. Lehman's IPP score is calculated based on the performance of certain other accounts that he manages;
included accounts are equally weighted. The IPP score can be reduced based on management's assessment of the Fund's comparative total absolute volatility level.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.



BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

On October 31, 2005, the Fund owned securities of the following regular broker/dealers:

Broker                              Value

Morgan Stanley    Preferred Stock$69,417,317


Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $839,715,067 for which the
Fund paid $1,510,629 in brokerage commissions.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                    Average Aggregate Daily
Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the
        first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion
The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
--------------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Deloitte &
Touche LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

------------------------------          2005           -------------   -----------------
For the Period Ended October                               2004              2003
31
Advisory Fee Earned                  $17,676,620        $10,473,041       $4,636,674
Advisory Fee Reduction                   $0                 $0                $0
Advisory Fee Reimbursement             $2,048             $39,160           $17,181
Brokerage Commissions                $1,962,919         $1,429,142        $1,820,892
Administrative Fee                   $1,795,944         $1,064,061         $404,904
12b-1 Fee:
 Class A Shares                          $--                --                --
 Class B Shares                      $3,243,574             --                --
 Class C Shares                      $5,451,099             --                --
Shareholder Services Fee:
  Class A Shares                     $2,929,475             --                --
  Class B Shares                     $1,081,191             --                --
  Class C Shares                     $1,816,393             --                --

--------------------------------------------------------------------------------------

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.



HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five year and Start of Performance periods ended October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                                                        Start of
                                                                   Performance on
                                30-Day Period        1 Year          12/4/2000
Class A Shares:
Total Return
  Before Taxes                       N/A              1.79%            9.01%
  After Taxes on                     N/A             (2.72)%           7.73%
  Distributions
  After Taxes on
  Distributions and Sale             N/A             (0.83)%           7.05%
  of Shares
Yield                               1.74%              N/A              N/A

--------------------------------------------------------------------------------------

                                                                        Start of
                                                                    Performance on
                                30-Day Period        1 Year           12/4/2000
Class B Shares:
Total Return
  Before Taxes                       N/A             (2.35)%            9.19%
  After Taxes on                     N/A             (3.08)%            8.11%
  Distributions
  After Taxes on
  Distributions and Sale             N/A             (1.18)%            7.33%
  of Shares
Yield                               1.10%              N/A               N/A

--------------------------------------------------------------------------------------
                                                                        Start of
                                                                    Performance on
                                30-Day Period        1 Year           12/4/2000
Class C Shares:
Total Return
  Before Taxes                       N/A              1.04%             9.23%
  After Taxes on                     N/A              0.31%             8.16%
  Distributions
  After Taxes on
  Distributions and Sale             N/A              1.03%             7.37%
  of Shares
Yield                               1.09%              N/A               N/A

--------------------------------------------------------------------------------------


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Merrill Lynch 91 Day Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding original issue 2-Year
Treasury Note that matures closest to 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the month-end re-balancing date.

Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.
The stocks in this index are also members of the Russell 1000 Value index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.

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FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Market Opportunity Fund dated October 31, 2005.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES

FEDERATED MARKET OPPORTUNITY FUND
Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

LEGAL COUNSEL

Dickstein Shapiro Morin & Oshinsky LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg
FactSet
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Vestek
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Evaluation Associates
Fidelity-Strategic Advisors
Lipper, Inc.
Morningstar, Inc.
Morningstar Associates
NASDAQ
Thomson Financial
Value Line
Wiesenberger/Thomson Financial

OTHER
Investment Company Institute

Federated
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Mid Cap Growth Strategies Fund

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A Portfolio of Federated Equity Funds

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PROSPECTUS

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December 31, 2005

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking appreciation of capital by investing primarily in mid cap growth equity securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 5

What are the Fund's Investment Strategies? 6

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 9

What Do Shares Cost? 11

How is the Fund Sold? 18

Payments to Financial Intermediaries 18

How to Purchase Shares 22

How to Redeem and Exchange Shares 24

Account and Share Information 28

Who Manages the Fund? 31

Legal Proceedings 32

Financial Information 33

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is appreciation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects.

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Mid cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index, which as of October 31, 2005, ranged from $ 855 million to $ 16. 25 billion.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's return include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund's Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 10. 24%.

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Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 41.95% (quarter ended December 31, 1999). Its lowest quarterly return was (20.85)% (quarter ended December 31, 2000).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Midcap Growth Index (RMCGI), a broad-based market index, and the Lipper Mid-Cap Growth Fund Average (LMCGFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

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(For the Periods Ended December 31, 2004)

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	1 Year	5 Years	10 Years	Start of Performance [1]
Class A Shares:
Return Before Taxes	 8. 85%	 (6. 95)%	 11. 76%	--
Return After Taxes on Distributions [2]	 8. 85%	 ( 7. 21)%	 9. 60%	--
Return After Taxes on Distributions and Sale of Fund Shares [2]	 5. 75%	 (5. 80)%	 9. 25%	--
Class B Shares:
Return Before Taxes	 8. 82%	 (6. 96)%	--	 9. 56%
Class C Shares:
Return Before Taxes	 12. 16%	 (6. 75)%	--	 9. 40%
 RMCGI 3	 15. 48%	(3.36)%	 11. 23%	--
 LMCGFA 4	 13. 04%	( 10. 49)%	 9. 99%	--
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1 The Fund's Class B and Class C Shares start of performance date was August 16, 1995.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

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4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category. They do not reflect sales charges.

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What are the Fund's Fees and Expenses?

FEDERATED MID-CAP GROWTH STRATEGIES FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares, Class B Shares and Class C Shares.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement) [1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee [2]	0.7500%	0.7500%	0.7500%
Distribution (12b-1) Fee	None	0.7500%	0.7500%
Other Expenses [3]	0.5128%	0.5370%	0.5339%
Total Annual Fund Operating Expenses	1.2628%	2.0370% [4]	2.0339%

1 The percentages shown are based on anticipated expenses for the entire fiscal year ending October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser and shareholder services provider expect to waive/reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2006.
Total Waivers of Fund Expenses	0.2559%	0.2440%	0.2440%
Total Actual Annual Fund Operating Expenses (after anticipated waivers and reimbursement)	1.0069% [5]	1.7930% [5]	1.7899% [5]
2 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee will be reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010. As a separate matter, beginning January 1, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class A Shares, Class B Shares and Class C Shares exceed 0.9949%, 1.7449% and 1.7449%, respectively.
3 Includes a shareholder services/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider expects to reimburse a portion of its fee for Class A Shares. Total other operating expenses paid by the Fund's Class A Shares (after the anticipated reimbursement) are expected to be 0.5126% for the fiscal year ended October 31, 2006.
4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.
5 The total Actual Operating Expenses (after waivers and reimbursement) paid by the Fund's Class A Shares, Class B Shares and Class C Shares were 1.2100%, 2.0400% and 2.0400%, respectively, for the fiscal year ended October 31, 2005.

EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$ 672	$ 930	$1, 207	$ 1, 996
Expenses assuming no redemption	$ 672	$ 930	$1, 207	$ 1, 996
Class B
Expenses assuming redemption	$ 757	$1, 039	$1, 297	$2, 168
Expenses assuming no redemption	$ 207	$ 639	$1, 097	$2, 168
Class C
Expenses assuming redemption	$ 404	$ 731	$1, 184	$2, 439
Expenses assuming no redemption	$ 304	$ 731	$1, 184	$2, 439

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in common stock of mid cap companies that offer superior growth prospects. Using its own quantitative process, the Fund's investment adviser (Adviser) rates the future performance potential of companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, the Adviser selects the most promising companies for the Fund's portfolio. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

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Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies. As of October 31, 2005, the market capitalization of companies in the Russell Midcap Growth Index ranged from $ 855 million to $ 16. 25 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Defensive Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in United States markets.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate and stock market risks, and may also expose the fund to liquidity and leverage risks.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures and index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, or other developments, which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus or the Fund's Statement of Additional Information, such as stock market, credit, liquidity and leverage risks.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board. The Fund may use the fair value of a security to calculate its NAV when, for example: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

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Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

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In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

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There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
Class A	$1,500/$100	5.50%	0.00%
Class B	$1,500/$100	None	5.50%
Class C	$1,500/$100	1.00%	1.00%
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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

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3 See "Sales Charge When You Redeem."

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

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You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
Class C Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
All Purchases	1.00%	1.01%
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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
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Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.
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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees and employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); and
  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

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When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:
Purchase Amount	Dealer Reallowance as a percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
Class C Shares:
All Purchase Amounts	1.00%
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ADVANCE COMMISSIONS

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When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million)
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.50%
Class C Shares	Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.75% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class B Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds , note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging , the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com .. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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Who Manages the Fund?

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The Board of Trustees (the "Board") governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $ 179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1, 385 employees. Federated provides investment products to more than 5, 700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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James E. Grefenstette

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James E. Grefenstette has been the Fund's Portfolio Manager since December 1994. He is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net assets The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com ..

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees .

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The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$27.44		$25.14		$19.02		$23.34		$40.66
Income From Investment Operations:
Net investment income (loss)	(0.10	) [1]	(0.21	) [1]	(0.18	) [1]	(0.13	) [1]	(0.15	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.51		2.51		6.30		(4.19)		(14.48)
TOTAL FROM INVESTMENT OPERATIONS	4.41		2.30		6.12		(4.32)		(14.63)
Less Distributions:
Distributions from net realized gain on investments	--		--		--		--		(2.69)
Net Asset Value, End of Period	$31.85		$27.44		$25.14		$19.02		$23.34
Total Return [2]	16.07	% [3]	9.15	% [4]	32.18%		(18.51)%		(38.31)%

Ratios to Average Net Assets:
Net expenses [5]	1.21	% [6]	1.32	% [6]	1.39	% [6]	1.34	% [6]	1.27%
Net investment income (loss)	(0.32)%		(0.81)%		(0.86)%		(0.56)%		(0.51)%
Expense waiver/reimbursement [7]	0.06%		0.00	% [8]	--		--		--
Supplemental Data:
Net assets, end of period (000 omitted)	$537,322		$486,643		$504,998		$439,072		$665,021
Portfolio turnover	139%		144%		181%		207%		211%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.07% on the total return. See Notes to Financial Statements (Note 5).

4 During the period, the Fund was reimbursed by the adviser, which had an impact of 0.04% on total return.

5 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee will be reduced to 0.4975% effective January 1, 2006, and may not be increased until after December 31, 2010.

6 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.19%, 1.31%, 1.36% and 1.32% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$25.31		$23.36		$17.80		$22.02		$38.79
Income From Investment Operations:
Net investment income (loss)	(0.32	) [1]	(0.38	) [1]	(0.31	) [1]	(0.28	) [1]	(0.35	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.14		2.33		5.87		(3.94)		(13.73)
TOTAL FROM INVESTMENT OPERATIONS	3.82		1.95		5.56		(4.22)		(14.08)
Less Distributions:
Distributions from net realized gain on investments	--		--		--		--		(2.69)
Net Asset Value, End of Period	$29.13		$25.31		$23.36		$17.80		$22.02
Total Return [2]	15.09%		8.35	% [3]	31.24%		(19.16)%		(38.77)%

Ratios to Average Net Assets:
Net expenses [4]	2.04	% [5]	2.07	% [5]	2.14	% [5]	2.09	% [5]	2.02%
Net investment income (loss)	(1.13)%		(1.56)%		(1.61)%		(1.31)%		(1.26)%
Expense waiver/reimbursement [6]	0.00	% [7]	0.00	% [7]	--		--		--
Supplemental Data:
Net assets, end of period (000 omitted)	$129,155		$144,819		$162,097		$147,013		$237,630
Portfolio turnover	139%		144%		181%		207%		211%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the adviser, which had an impact of 0.09% on total return.

4 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee will be reduced to 0.4975% effective January 1, 2006, and may not be increased until after December 31, 2010.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.02%, 2.06%, 2.11% and 2.07% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$25.56		$23.59		$17.98		$22.23		$39.14
Income From Investment Operations:
Net investment income (loss)	(0.33	) [1]	(0.39	) [1]	(0.31	) [1]	(0.28	) [1]	(0.35	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.18		2.36		5.92		(3.97)		(13.87)
TOTAL FROM INVESTMENT OPERATIONS	3.85		1.97		5.61		(4.25)		(14.22)
Less Distributions:
Distributions from net realized gain on investments	--		--		--		--		(2.69)
Net Asset Value, End of Period	$29.41		$25.56		$23.59		$17.98		$22.23
Total Return [2]	15.06%		8.35	% [3]	31.20%		(19.12)%		(38.78)%

Ratios to Average Net Assets:
Net expenses [4]	2.04	% [5]	2.07	% [5]	2.14	% [5]	2.09	% [5]	2.02%
Net investment income (loss)	(1.13)%		(1.56)%		(1.61)%		(1.31)%		(1.26)%
Expense waiver/reimbursement [6]	0.00	% [7]	0.00	% [7]	--		--		0.00	% [7]
Supplemental Data:
Net assets, end of period (000 omitted)	$30,903		$33,015		$35,472		$30,194		$46,173
Portfolio turnover	139%		144%		181%		207%		211%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the adviser, which had an impact of 0.08% on total return.

4 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee will be reduced to 0.4975% effective January 1, 2006, and may not be increased until after December 31, 2010.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.02%, 2.06%, 2.11% and 2.07% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors. com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

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Investment Company Act File No. 811-4017

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Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305

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G01228-01 (12/ 05)

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Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

FEDERATED MID CAP GROWTH STRATEGIES FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectus for Federated Mid Cap Growth Strategies
Fund (Fund), dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?.............................9
                                  --------------------------------------------------
                                  How is the Fund Sold?............................9
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................11
                                  --------------------------------------------------
                                  Subaccounting Services..........................11
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]11
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................12
                                  --------------------------------------------------
                                  Account and Share Information...................12
                                  --------------------------------------------------
                                  Tax Information.................................12
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..13
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........24
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............26
                                  --------------------------------------------------
                                  Financial Information...........................27
                                  --------------------------------------------------
                                  Investment Ratings..............................27
                                  --------------------------------------------------
                                  Addresses.......................................31
                                  --------------------------------------------------
                                  Appendix........................................32
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

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HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Fund was
established on August 15, 1995. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Growth Strategies Fund to Federated Mid Cap Growth
Strategies Fund on June 30, 2004.

The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares (Shares).
This SAI relates to all classes of Shares. The Fund's investment adviser is
Federated Equity Management Company of Pennsylvania (Adviser).

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SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Treasury Securities
Treasury securities are direct obligations of the federal government of the
United States. Treasury securities are generally regarded as having the lowest credit risks.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities or preferred stocks that the
Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o     it (or its subsidiaries) derived in its most current fiscal year at least
      50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities
Foreign government securities generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
Examples of these include, but are not limited to, the International Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state, or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and stock market risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures and index futures.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o     Buy call options on indices, individual securities, index futures and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o     Write call options on indices, portfolio securities, index futures and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.
      If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities, index futures and financial futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities, index futures and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.
      In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated administers the program according to procedures approved by the
Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal
(default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Interest Rate Risks
o     Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks
o     Credit risk includes the possibility that a party to transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

o     Many fixed income securities receive credit ratings from services such as
      Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread)
      measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o     Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o     If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Noninvestment Grade Securities
o     Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements)
      as frequently or to as great an extent as companies in the United States.
      Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions, which could adversely affect the liquidity of the Fund's investments.

Currency Risks
o     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o     The Adviser attempts to manage currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the United States dollar relative to other currencies.

Liquidity Risks
o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is appreciation of capital. The investment objective may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act).

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration
In applying the concentration restriction (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute
"concentration."

Investing in Commodities
For purposes of the commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swaps transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swaps transactions and other financial contracts or derivative instruments.


Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items" and "bank instruments." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.
Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS B AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

 For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares and Class C Shares of the Fund and the amount retained by the
Distributor for the last three fiscal years ended October 31:

                                2005                                 2004                                 2003
                    Total Sales                          Total Sales
                      Charges           Amount             Charges            Amount       ----------------    ---------------
                                       Retained                              Retained        Total Sales       Amount Retained
                                                                                               Charges
Class A Shares
               ------------------       $21,539           $234,779           $24,093           $148,995            $13,202
                      $205,574
Class B Shares
               ------------------         $0                 $0           -----------------       $0                 $0
                         $0                                                     $0
Class C Shares
               ------------------         $90              $7,881         ---------------------------------        $1,096
                       $4,543                                                  $928             $4,528
----------------

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 12, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones &
Co., Maryland Heights, MO, owned approximately 1,954,368 Shares (11.96%).

As of December 12, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC,
Jersey City, NJ, owned approximately 418,811 Shares (9.91%) and Edward Jones &
Co., Maryland Heights, MO, owned approximately 392,074 Shares (9.28%).

As of December 12, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Edward Jones &
Co., Maryland Heights, MO, owned approximately 67,439 Shares (6.50%); Pershing
LLC, Jersey City, NJ, owned approximately 63,172 Shares (6.09%) and MLPF&S,
Jacksonville, FL, owned approximately 53,324 Shares (5.14%).


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 12, 2005 the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                                           Aggregate
                                                                         Compensation
                                                                           From Fund
                                                                         (past fiscal            Total
          Name                                                               year)            Compensation
       Birth Date                                                                            From Trust and
         Address                                                                             Federated Fund
Positions Held with Trust                                                                       Complex
   Date Service Began        Principal Occupation(s) for Past Five                           (past calendar
                                             Years,                                              year)
                             Other Directorships Held and Previous
                                          Position(s)
John F. Donahue*             Principal Occupations: Chairman and              $0                   $0
Birth Date: July 28, 1924    Director or Trustee of the Federated
CHAIRMAN AND TRUSTEE         Fund Complex; Chairman and Director,
Began serving: April 1984    Federated Investors, Inc.
                             --------------------------------------

                          Previous Positions: Trustee,
                         Federated Investment Management
                             Company and Chairman and Director,
                        Federated Investment Counseling.

J. Christopher Donahue*      Principal Occupations: Principal                 $0                   $0
Birth Date: April 11,        Executive Officer and President of
1949                         the Federated Fund Complex; Director
PRESIDENT AND TRUSTEE        or Trustee of some of the Funds in
Began serving: January       the Federated Fund Complex;
2000                         President, Chief Executive Officer
                             and Director, Federated Investors,
                             Inc.; Chairman and Trustee, Federated
                             Investment Management Company;
                             Trustee, Federated Investment
                             Counseling; Chairman and Director,
                             Federated Global Investment
                             Management Corp.; Chairman, Federated
                             Equity Management Company of
                             Pennsylvania, Passport Research, Ltd.
                             and Passport Research II, Ltd.;
                             Trustee, Federated Shareholder
                             Services Company; Director, Federated
                             Services Company.

                         Previous Positions: President,
                        Federated Investment Counseling;
                          President and Chief Executive
                          Officer, Federated Investment
                             Management Company, Federated Global
                         Investment Management Corp. and
                             Passport Research, Ltd.

Lawrence D. Ellis, M.D.*     Principal Occupations: Director or             $626.44             $148,500
Birth Date: October 11,      Trustee of the Federated Fund
1932                         Complex; Professor of Medicine,
3471 Fifth Avenue            University of Pittsburgh; Medical
Suite 1111                   Director, University of Pittsburgh
Pittsburgh, PA               Medical Center Downtown;
TRUSTEE                      Hematologist, Oncologist and
Began serving: August        Internist, University of Pittsburgh
1987                         Medical Center.

                             Other Directorships Held: Member,
                             National Board of Trustees, Leukemia
                             Society of America.

                          Previous Positions: Trustee,
                             University of Pittsburgh; Director,
                        University of Pittsburgh Medical
                             Center.

--------------------------------------------------------------------------------------
* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                           Aggregate
                                                                         Compensation
                                                                           From Fund
                                                                         (past fiscal            Total
Name                                                                         year)            Compensation
Birth Date                                                                                   From Trust and
Address                                                                                      Federated Fund
Positions Held with Trust                                                                       Complex
Date Service Began           Principal Occupation(s) for Past Five                           (past calendar
                             Years,                                                              year)
                             Other Directorships Held and Previous
                             Position(s)
Thomas G. Bigley             Principal Occupation: Director or              $689.08             $163,350
Birth Date: February 3,      Trustee of the Federated Fund Complex.
1934
15 Old Timber Trail          Other Directorships Held: Director,
Pittsburgh, PA               Member of Executive Committee,
-------------------------    Children's Hospital of Pittsburgh;
TRUSTEE                      Director, University of Pittsburgh.
Began serving: October
1995                         Previous Position: Senior Partner,
                             Ernst & Young LLP.

John T. Conroy, Jr.          Principal Occupations: Director or             $689.08             $163,350
Birth Date: June 23, 1937    Trustee of the Federated Fund
Investment Properties        Complex; Chairman of the Board,
Corporation                  Investment Properties Corporation;
3838 North Tamiami Trail     Partner or Trustee in private real
Suite 402                    estate ventures in Southwest Florida.
Naples, FL
TRUSTEE                      Previous Positions: President,
Began serving: November      Investment Properties Corporation;
1991                         Senior Vice President, John R. Wood
                         and Associates, Inc., Realtors;
                           President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.

Nicholas P. Constantakis     Principal Occupation: Director or              $689.08             $163,350
Birth Date: September 3,     Trustee of the Federated Fund Complex.
1939
175 Woodshire Drive          Other Directorships Held: Director
Pittsburgh, PA               and Member of the Audit Committee,
TRUSTEE                      Michael Baker Corporation
Began serving: February      (engineering and energy services
1998                         worldwide).

                             Previous Position: Partner, Andersen
                             Worldwide SC.

John F. Cunningham           Principal Occupation: Director or              $626.44             $148,500
Birth Date: March 5, 1943    Trustee of the Federated Fund Complex.
353 El Brillo Way
Palm Beach, FL               Other Directorships Held: Chairman,
TRUSTEE                      President and Chief Executive
Began serving: January       Officer, Cunningham & Co., Inc.
1999                         (strategic business consulting);
                             Trustee Associate, Boston College.

                             Previous Positions: Director, Redgate
                             Communications and EMC Corporation
                             (computer storage systems); Chairman
                             of the Board and Chief Executive
                             Officer, Computer Consoles, Inc.;
                             President and Chief Operating
                             Officer, Wang Laboratories; Director,
                             First National Bank of Boston;
                             Director, Apollo Computer, Inc.

Peter E. Madden              Principal Occupation: Director or              $626.44             $148,500
Birth Date: March 16,        Trustee of the Federated Fund
1942                         Complex.
One Royal Palm Way
100 Royal Palm Way           Other Directorships Held: Board of
Palm Beach, FL               Overseers, Babson College.
TRUSTEE
Began serving: November      Previous Positions: Representative,
1991                         Commonwealth of Massachusetts General Court;
                             President, State Street Bank and Trust Company and
                             State Street Corporation (retired); Director, VISA
                             USA and VISA International; Chairman and Director,
                             Massachusetts Bankers Association; Director,
                             Depository Trust Corporation; Director, The Boston
                             Stock Exchange.

Charles F. Mansfield, Jr.    Principal Occupations: Director or             $689.08             $163,350
Birth Date: April 10,        Trustee of the Federated Fund
1945                         Complex; Management Consultant;
80 South Road                Executive Vice President, DVC Group,
Westhampton Beach, NY        Inc. (marketing, communications and
TRUSTEE                      technology) (prior to 9/1/00).
Began serving: January
1999                         Previous Positions: Chief Executive
                             Officer, PBTC International Bank; Partner, Arthur
                             Young & Company (now Ernst & Young LLP); Chief
                             Financial Officer of Retail Banking Sector, Chase
                             Manhattan Bank; Senior Vice President, HSBC Bank
                             USA (formerly, Marine Midland Bank); Vice
                             President, Citibank; Assistant Professor of Banking
                             and Finance, Frank G. Zarb School of Business,
                             Hofstra University.

John E. Murray, Jr.,         Principal Occupations: Director or             $751.71             $178,200
J.D., S.J.D.                 Trustee of the Federated Fund
Birth Date: December 20,     Complex; Chancellor and Law
1932                         Professor, Duquesne University;
Chancellor, Duquesne         Partner, Murray, Hogue & Lannis.
University
Pittsburgh, PA               Other Directorships Held: Director,
TRUSTEE                      Michael Baker Corp. (engineering,
Began serving: February      construction, operations and
1995                         technical services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                             Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova
                            University School of Law.

Marjorie P. Smuts            Principal Occupations:  Director or            $626.44             $148,500
Birth Date: June 21, 1935    Trustee of the Federated Fund
4905 Bayard Street           Complex; Public Relations/Marketing
Pittsburgh, PA               Consultant/Conference Coordinator.
TRUSTEE
Began serving: April 1984    Previous Positions: National
                             Spokesperson, Aluminum Company of
                          America; television producer;
                             President, Marj Palmer Assoc.; Owner,
                             Scandia Bord.

John S. Walsh                Principal Occupations:  Director or            $626.44             $148,500
Birth Date: November 28,     Trustee of the Federated Fund
1957                         Complex; President and Director, Heat
2604 William Drive           Wagon, Inc. (manufacturer of
Valparaiso, IN               construction temporary heaters);
TRUSTEE                      President and Director, Manufacturers
Began serving: January       Products, Inc. (distributor of
1999                         portable construction heaters);
                             President, Portable Heater Parts, a
                             division of Manufacturers Products,
                             Inc.

                       Previous Position: Vice President,
                             Walsh & Kelly, Inc.

--------------------------------------------------------------------------------------

OFFICERS**

                 Name
              Birth Date
               Address
      Positions Held with Trust
--------------------------------------   Principal Occupation(s) and Previous Position(s)
          Date Service Began
John W. McGonigle                     Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938          Secretary of the Federated Fund Complex; Vice
EXECUTIVE VICE PRESIDENT AND SECRETARYChairman, Executive Vice President, Secretary and
Began serving: April 1984             Director, Federated Investors, Inc.

                                      Previous Positions: Trustee, Federated Investment
                                      Management Company and Federated Investment
                                      Counseling; Director, Federated Global Investment
                                      Management Corp., Federated Services Company and
                                      Federated Securities Corp.

Richard J. Thomas                     Principal Occupations: Principal Financial Officer and
Birth Date: June 17, 1954             Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                             President, Federated Administrative Services.
Began serving: November 1998
                                      Previous Positions: Vice President, Federated
                                      Administrative Services; held various
                                      management positions within Funds
                                      Financial Services Division of Federated
                                      Investors, Inc.

Richard B. Fisher                     Principal Occupations: Vice Chairman or Vice President
Birth Date: May 17, 1923              of some of the Funds in the Federated Fund Complex;
VICE PRESIDENT                        Vice Chairman, Federated Investors, Inc.; Chairman,
Began serving: April 1984             Federated Securities Corp.

                                      Previous Positions: President and Director or Trustee
                                      of some of the Funds in the Federated Fund Complex;
                                      Executive Vice President, Federated Investors, Inc.
                                      and Director and Chief Executive Officer, Federated
                                      Securities Corp.

Stephen F. Auth                       Principal Occupations: Chief Investment Officer of
Birth Date: September 3, 1956         this Fund and various other Funds in the Federated
CHIEF INVESTMENT OFFICER              Fund Complex; Executive Vice President, Federated
Began serving: November 2002          Investment Counseling, Federated Global Investment
                                      Management Corp., Federated Equity Management Company
                                      of Pennsylvania and Passport Research II, Ltd.

                                      Previous Positions: Executive Vice President,
                                      Federated Investment Management Company, and Passport
                                      Research, Ltd.; Senior Vice President, Global
                                      Portfolio Management Services Division; Senior Vice
                                      President, Federated Investment Management Company and
                                      Passport Research, Ltd.; Senior Managing Director and
                                      Portfolio Manager, Prudential Investments.

Lawrence Auriana                      Lawrence Auriana is Vice President of the Trust. Mr.
Birth Date: January 8, 1944           Auriana joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                        Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001          April 2001, Mr. Auriana was President and Treasurer of
                                      Edgemont Asset Management Corp., and Chairman of the
                                      Board and Portfolio Manager to The Kaufmann Fund, Inc.
                                      (predecessor to the Federated Kaufmann Fund). Mr.
                                      Auriana earned a B.S. in economics from Fordham
                                      University and has been engaged in the securities
                                      business since 1965.

James E. Grefenstette                 James E. Grefenstette has been the Fund's Portfolio
Birth Date: November 7, 1962          Manager since December 1994. He is Vice President of
VICE PRESIDENT                        the Trust. Mr. Grefenstette joined Federated in 1992
Began serving: November 1998          and has been a Portfolio Manager since 1994. Mr.
                                      Grefenstette became a Senior Vice President of the
                                      Fund's Adviser in January 2000. He served as a Vice
                                      President of the Fund's Adviser from 1996 through 1999
                                      and was an Assistant Vice President of the Fund's
                                      Adviser from 1994 until 1996. Mr. Grefenstette is a
                                      Chartered Financial Analyst; he received his M.S. in
                                      Industrial Administration from Carnegie Mellon
                                      University.

Hans P. Utsch                         Hans P. Utsch is Vice President of the Trust. Mr.
Birth Date: July 3, 1936              Utsch joined Federated in April 2001 as Co-Head of
VICE PRESIDENT                        Investments/Federated Kaufmann. From August 1984 to
Began serving: November 2001          April 2001, Mr. Utsch was Chairman of the Board and
                                      Secretary of Edgemont Asset Management Corp., and
                                      President and Portfolio Manager to The Kaufmann Fund,
                                      Inc. (predecessor to the Federated Kaufmann Fund).
                                      Mr. Utsch graduated from Amherst College and holds an
                                      M.B.A. from Columbia University. He has been engaged
                                      in the securities business since 1962.

--------------------------------------------------------------------------------------
** Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD

                                                                                              Meetings Held
Board Committee          Committee                                                             During Last
                          Members                        Committee Functions                   Fiscal Year
Executive          John F. Donahue           In between meetings of the full Board, the            Six
                   John E. Murray, Jr.,      Executive Committee generally may exercise
                   J.D., S.J.D.              all the powers of the full Board in the
                                             management and direction of the
                                             business and conduct of the affairs
                                             of the Trust in such manner as the
                                             Executive Committee shall deem to
                                             be in the best interests of the
                                             Trust. However, the Executive
                                             Committee cannot elect or remove
                                             Board members, increase or decrease
                                             the number of Trustees, elect or
                                             remove any Officer, declare
                                             dividends, issue shares or
                                             recommend to shareholders any
                                             action requiring shareholder
                                             approval.

Audit              Thomas G. Bigley          The purposes of the Audit Committee are to            Nine
                   John T. Conroy, Jr.       oversee the accounting and financial
                   Nicholas P.               reporting process of the Fund, the Fund`s
                   Constantakis              internal control over financial reporting,
                   Charles F.                and the quality, integrity and independent
                   Mansfield, Jr.            audit of the Fund`s financial statements.
                                             The Committee also oversees or
                                             assists the Board with the
                                             oversight of compliance with legal
                                             requirements relating to those
                                             matters, approves the engagement
                                             and reviews the qualifications,
                                             independence and performance of the
                                             Fund`s independent registered
                                             public accounting firm, acts as a
                                             liaison between the independent
                                             registered public accounting firm
                                             and the Board and reviews the
                                             Fund`s internal audit function.

Nominating         Thomas G. Bigley          The Nominating Committee, whose members               One
                   John T. Conroy, Jr.       consist of all Independent Trustees,
                   Nicholas P.               selects and nominates persons for election
                   Constantakis              to the Fund`s Board when vacancies occur.
                   John F. Cunningham        The Committee will consider candidates
                   Peter E. Madden           recommended by shareholders, Independent
                   Charles F.                Trustees, officers or employees of any of
                   Mansfield, Jr.            the Fund`s agents or service providers and
                   John E. Murray, Jr.       counsel to the Fund. Any shareholder who
                   Marjorie P. Smuts         desires to have an individual considered
                   John S. Walsh             for nomination by the Committee must submit
                                             a recommendation in writing to the
                                             Secretary of the Fund, at the Fund
                                             's address appearing on the back
                                             cover of this Statement of
                                             Additional Information. The
                                             recommendation should include the
                                             name and address of both the
                                             shareholder and the candidate and
                                             detailed information concerning the
                                             candidate's qualifications and
                                             experience. In identifying and
                                             evaluating candidates for
                                             consideration, the Committee shall
                                             consider such factors as it deems
                                             appropriate. Those factors will
                                             ordinarily include: integrity,
                                             intelligence, collegiality,
                                             judgment, diversity, skill,
                                             business and other experience,
                                             qualification as an "Independent
                                             Trustee," the existence of material
                                             relationships which may create the
                                             appearance of a lack of
                                             independence, financial or
                                             accounting knowledge and
                                             experience, and dedication and
                                             willingness to devote the time and
                                             attention necessary to fulfill
                                             Board responsibilities.

--------------------------------------------------------------------------------------

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004

                                                                          Aggregate
                                                                       Dollar Range of
                                          Dollar Range of              Shares Owned in
         Interested                        Shares Owned              Federated Family of
      Board Member Name                in Federated Mid Cap          Investment Companies
                                      Growth Strategies Fund
John F. Donahue                            Over $100,000                Over $100,000
J. Christopher Donahue                     Over $100,000                Over $100,000
Lawrence D. Ellis, M.D.                    $1 - $10,000                 Over $100,000

Independent
Board Member Name
Thomas G. Bigley                               None                     Over $100,000
John T. Conroy, Jr.                            None                     Over $100,000
Nicholas P. Constantakis                       None                     Over $100,000
John F. Cunningham                             None                     Over $100,000
Peter E. Madden                                None                     Over $100,000
Charles F. Mansfield, Jr.                      None                     Over $100,000
John E. Murray, Jr., J.D.,                     None                     Over $100,000
S.J.D.
Marjorie P. Smuts                              None                     Over $100,000
John S. Walsh                              $1 - $10,000                 Over $100,000

--------------------------------------------------------------------------------------

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                               ---------------------------------------------

      Other Accounts Managed by James E.         Total Number of Other Accounts Managed /
                 Grefenstette                                 Total Assets*

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

       Registered Investment Companies                   1 fund / $54.74 million
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

       Other Pooled Investment Vehicles                             0
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

                Other Accounts                                      0
--------------------------------------------------------------------------------------------

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

James Grefenstette is paid a fixed base salary and a variable annual incentive.
Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are Four weighted performance categories in the Balanced
Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction
and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Russell Mid Cap Growth Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Grefenstette is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. The IPP score can be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $1,643,673,750 for which the Fund paid $2,239,329 in brokerage commissions.


ADMINISTRATOR

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                         Average Aggregate Daily
Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the
        first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion

--------------------------------------------------------------------------------------

The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Deloitte &
Touche LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES

For the Year Ended October 31
                                          2005                  2004                 2003
Advisory Fee Earned                    $5,289,345            $5,198,504           $4,638,351
Advisory Fee Reduction                     $0                    $0                   $0
Advisory Fee Reimbursement                $210                 $7,377               $7,668
Brokerage Commissions                  $2,660,398            $3,311,457           $5,251,370
Administrative Fee                      $537,397              $528,168             $465,089
12b-1 Fee:
 Class B Shares                        $1,067,117                --                   --
 Class C Shares                         $248,338                 --                   --
Shareholder Services Fee:
  Class A Shares                        $927,292                 --                   --
  Class B Shares                        $335,706                 --                   --
  Class C Shares                        $81,910                  --                   --

--------------------------------------------------------------------------------------
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and ten-year periods ended
October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                  30-Day Period         1 Year         5 Years       10 Years
Class A Shares:
Total Return
  Before Taxes                         N/A              9.68%          (4.47)%        9.24%
  After Taxes on                       N/A              9.68%          (4.47)%        7.16%
  Distributions
  After Taxes on
  Distributions and Sale of            N/A              6.29%          (3.79)%        6.95%
  Shares
Yield                                  N/A               N/A             N/A           N/A

--------------------------------------------------------------------------------------

                                                                                   ------------
                                  30-Day Period         1 Year         5 Years
                                                                                     10 Years
Class B Shares:
Total Return
  Before Taxes                         N/A              9.59%          (4.48)%        9.18%
  After Taxes on                       N/A              9.59%          (4.77)%        7.07%
  Distributions
  After Taxes on
  Distributions and Sale of            N/A              6.24%          (3.80)%        6.91%
  Shares
Yield                                  N/A               N/A             N/A           N/A

--------------------------------------------------------------------------------------

                                                                                   ------------
                                  30-Day Period         1 Year         5 Years
                                                                                     10 Years
Class C Shares:
Total Return
  Before Taxes                         N/A              12.91%         (4.32)%        8.97%
  After Taxes on                       N/A              12.91%         (4.60)%        6.88%
  Distributions
  After Taxes on
  Distributions and Sale of            N/A              8.39%          (3.66)%        6.73%
  Shares
Yield                                  N/A               N/A             N/A           N/A

--------------------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Standard & Poor's Low-Priced Index
Standard & Poor's Low-Priced Index compares a group of approximately twenty actively traded stocks priced under $25 for one month periods and year-to-date.

Value Line Mutual Fund Survey
Value Line Mutual Fund Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

CDA Mutual Fund Report
CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Dow Jones Industrial Average (DJIA)
DJIA represents share prices of selected blue chip industrial corporations. The
DJIA indicates daily changes in the average price of stocks of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Financial Publications
The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes,
Fortune, and Money Magazines, among others--provide performance statistics over specified time periods.

Lipper, Inc.
Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specified period of time.

Morningstar, Inc.
Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values, which rates more than 1,000
NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500) The S&P
500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. It can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

Russell Midcap Growth Index
Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
The stocks are also members of the Russell 1000 Growth index.

Lipper Growth Fund Average
Lipper Growth Fund Average is an average of the total returns for 580 growth funds tracked by Lipper, Inc., an independent mutual fund rating service.

Lipper Growth Fund Index
Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper, Inc., an independent mutual fund rating service.

Strategic Insight Mutual Fund Research and Consulting
Strategic Insight Mutual Fund Research and Consulting, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specified period of time. From time to time, the Fund will quote its Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

Mutual Fund Source Book
Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk and total return for equity and fixed income funds.

Value Line Composite Index
Value Line Composite Index consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

Strategic Insight Growth Funds Index
Strategic Insight Growth Funds Index consists of mutual funds that invest in well-established companies primarily for long-term capital gains rather than current income.


WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Mid Cap Growth Strategies Fund dated October 31, 2005.

INVESTMENT RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .
ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.


ADDRESSES

FEDERATED MID CAP GROWTH STRATEGIES FUND

Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116


APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

LEGAL COUNSEL
Reed Smith LLP
Dickstein Shapiro Morin & Oshinsky, LLP

SERVICE PROVIDERS
Bloomberg
Factset
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Fidelity-Strategic Advisors
Lipper
Morningstar
Morningstar Associates
NASDAQ
Value Line
Wiesenberger/Thomson Financial

OTHER
Astec Consulting Group
Investment Company Institute

p>Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Strategic Value Fund

A Portfolio of Federated Equity Funds

PROSPECTUS


December 31, 2005


CLASS A SHARES
CLASS C SHARES

A mutual fund seeking to provide income and long-term capital appreciation by investing primarily in income-producing value stocks.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	3
What are the Fund’s Investment Strategies?	4
What are the Principal Securities in Which the Fund Invests?	6
What are the Specific Risks of Investing in the Fund?	9
What Do Shares Cost?	11
How is the Fund Sold?	18
Payments to Financial Intermediaries	18
How to Purchase Shares	21
How to Redeem and Exchange Shares	23
Account and Share Information	26
Who Manages the Fund?	29
Legal Proceedings	30
Financial Information	31

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide income and long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?


The Fund pursues its investment objective by investing primarily in income-producing value stocks. The Fund emphasizes mid-cap value stocks, although both large-cap value and small-cap value stocks may also be held. Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Value Index, which as of October 31, 2005 ranged from $658 million to $16.25 billion. These securities will typically be dividend-paying stocks, and the Fund seeks to maintain a dividend yield that is substantially higher than the market average. Generally the Fund’s securities selection process involves analysis of numerical data to prioritize stocks for further review. The Fund then uses fundamental research to select stocks for the portfolio.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Investing in Derivative Contracts. Changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or, if they are correlated, may move in the opposite direction than originally anticipated. Also, derivative contracts may involve other risks described in this prospectus or the Statement of Additional Information, such as stock market, interest rate, credit, liquidity, and leverage risks.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund’s Fees and Expenses?

FEDERATED STRATEGIC VALUE FUND

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class C Shares.

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%
Distribution (12b-1) Fee	0.25%[3]	0.75%
Other Expenses[4]	0.81%	0.81%
Total Annual Fund Operating Expenses[5]	1.81%	2.31%

1 The percentages shown above are annualized based on anticipated expenses for the entire fiscal year ending October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and its affiliates expect to waive and reimburse certain amounts. Shown below are the anticipated waivers and reimbursements, along with the annualized net expenses the Fund expects to pay for the month ending October 31, 2006.

Total Reimbursements/Waivers of Fund Expenses	0.81%	0.56%
Total Anticipated Annualized Fund Operating Expenses (after reimbursements/waivers)	1.00%	1.75%

For the months of November and December 2005, total expenses after reimbursements and waivers were at the annualized rate of 0.50% for Class A Shares and 1.25% for Class C Shares. It is anticipated that the Adviser and its affiliates will adjust their waivers and reimbursements so that total expenses after reimbursements and waivers will increase by 0.10% per month beginning in January 2006 until reaching 1.00% for Class A Shares and 1.75% for Class C Shares for the month ending May 31, 2006. These levels of expenses after reimbursements and waivers are expected to continue thereafter at least through October 31, 2006. At any time after October 31, 2006, there may be further adjustments to the voluntary waivers and reimbursements until total expenses after waivers and reimbursements are 1.24% for Class A Shares and 1.99% for Class C Shares. Although the anticipated voluntary waivers and reimbursements can be terminated at any time, it is presently anticipated that after reaching these levels, total expenses after waivers and reimbursements will continue at these levels thereafter.

2 The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund’s Class A Shares and Class C Shares (after the anticipated voluntary waiver) is expected to be 0.19% for the fiscal year ending October 31, 2006.

3 The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Class A Shares for the fiscal year ending October 31, 2006.

4 Includes a shareholder services fee/account adminstration fee which is used to compensate intermediaries for shareholder services or account adminstration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

5 Total Actual Annual Fund Operating Expenses paid by the Fund’s Class A Shares and Class C Shares (after voluntary waivers and reimbursements) were 0.47% and 1.22%, respectively, for the fiscal year ended October 31, 2005.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$724	$1,088	$1,476	$2,560

Expenses assuming no redemption	$724	$1,088	$1,476	$2,560

Class C:

Expenses assuming redemption	$432	$814	$1,323	$2,719

Expenses assuming no redemption	$332	$814	$1,323	$2,719

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What are the Fund’s Investment Strategies?

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The Fund’s strategy seeks to produce high dividend yield with low correlation to the S&P 500 Index (S&P 500). As a result, the pattern of price movements of the Fund’s investments is expected to differ from that of the S&P 500. The strategy seeks to maintain a dividend yield which is substantially higher than the market average. Additionally, the strategy seeks to achieve favorable returns relative to the S&P 500 and the Russell Midcap Value Index over time, while targeting significantly less risk.

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The Fund’s investment adviser (Adviser) believes a strategic emphasis on high dividend yielding stocks can enhance both relative and absolute performance over time. Additionally, investment results can be enhanced by focusing on stocks possessing strong value characteristics as well as catalysts for positive investor sentiment change.

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The Fund’s investment approach is bottom-up, emphasizing overlooked stocks that exhibit strong income and total return potential. The Fund emphasizes, but is not limited to, mid-cap value stocks. The Fund may also invest in large-cap value and small-cap value stocks. Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Value Index, which as of October 31, 2005 ranged from $658 million to $16.25 billion.

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Stocks selected from a broad market universe of companies are subjected to a disciplined quantitative process that prioritizes stocks based on a set of proprietary investment criteria, including:

  Dividend yield
  Dividend growth
  Performance during periods of market weakness
  Valuation
  Investor neglect
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  Financial condition
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Highly ranked stocks are rigorously analyzed to identify potential candidates for purchase. This process is driven primarily by bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.

The Adviser’s focus on stocks with high dividend yields is designed to reduce risk. In addition, diversification is sought by exposure to multiple sectors and industries. The Fund generally adheres to position size limits which may be adjusted over time designed to further control portfolio risk.

The Adviser’s sell discipline is a critical component of the investment process. Generally a stock is reviewed for sale when one or more of the following occur:

  The target price is reached
  The stock no longer ranks attractively in our screening system
  The reasons for the original purchase no longer apply
  An alternate investment with superior upside potential is identified
  The stocks weighting in the portfolio exceeds internal guidelines

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate, and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

American Depositary Receipts (ADRs) and Domestically Traded Securities of Foreign Issuers

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices, or other assets or instruments. Some derivative contracts (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund’s exposure to stock market risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or “exercises”) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF FOREIGN INVESTING

Foreign securities, including ADRs and domestically traded securities of foreign issuers, pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions, or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments, which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS

The Fund’s use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus or the Statement of Additional Information, such as stock market, credit, liquidity, and leverage risks.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

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Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

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In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	1.00%	1.00%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $1 million or more of Class C Shares will be invested in Class A Shares instead of Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that a relatively low front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

The Fund also offers by separate prospectus an additional class of Shares which may be preferable for investors purchasing $50,000 or more. For more information concerning the additional Share class, contact your investment professional or call 1-800-341-7400.

SALES CHARGE WHEN YOU PURCHASE

The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

Class C Shares:

All Purchases	1.00%	1.01%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
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  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).
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The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

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Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

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  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
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  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees and employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; and
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
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How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:

Purchase Amount	Dealer Reallowance as a percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

Class C Shares:

All Purchase Amounts	1.00%

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ADVANCE COMMISSIONS

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets of the Fund’s Class A Shares and up to 0.75% of average net assets of the Fund’s Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan andor Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund andor other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, andor granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.
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You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

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An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A or Class C Shares subject to a sales charge while redeeming Shares using this program.

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ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semi-annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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Who Manages the Fund?

The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Walter C. Bean

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Walter C. Bean has been the Fund’s Portfolio Manager since inception. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed account portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class A Shares

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(For a Share Outstanding Throughout Each Period)

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Period Ended 10/31/2005 [1]

Net Asset Value, Beginning of Period	$5.00
Income From Investment Operations:
Net investment income	0.12 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.19

TOTAL FROM INVESTMENT OPERATIONS	0.31

Less Distributions:
Distributions from net investment income	(0.10)

Net Asset Value, End of Period	$5.21

Total Return[3]	6.12%

Ratios to Average Net Assets:

Net expenses	0.47%[4]

Net investment income	3.96%[4]

Expense waiver/reimbursement[5]	1.45%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$103,674

Portfolio Turnover	16%

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1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

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2 Per share numbers have been calculated using the average shares method.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 Computed on an annualized basis.

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5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class C Shares

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(For a Share Outstanding Throughout Each Period)

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Period Ended 10/31/2005 [1]

Net Asset Value, Beginning of Period	$5.00
Income From Investment Operations:
Net investment income	0.10 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.20

TOTAL FROM INVESTMENT OPERATIONS	0.30

Less Distributions:
Distributions from net investment income	(0.08)

Net Asset Value, End of Period	$5.22

Total Return[3]	5.92%

Ratios to Average Net Assets:

Net expenses	1.22%[4]

Net investment income	3.26%[4]

Expense waiver/reimbursement[5]	1.43%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$23,418

Portfolio Turnover	16%

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1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

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2 Per share numbers have been calculated using the average shares method.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 Computed on an annualized basis.

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5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172586
Cusip 314172578

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32101 (12/05)

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Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Strategic Value Fund

A Portfolio of Federated Equity Funds

PROSPECTUS

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December 31, 2005

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INSTITUTIONAL SHARES

A mutual fund seeking to provide income and long-term capital appreciation by investing primarily in income-producing value stocks.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

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Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	3
What are the Fund’s Investment Strategies?	4
What are the Principal Securities in Which the Fund Invests?	6
What are the Specific Risks of Investing in the Fund?	9
What Do Shares Cost?	11
How is the Fund Sold?	13
Payments to Financial Intermediaries	13
How to Purchase Shares	14
How to Redeem and Exchange Shares	16
Account and Share Information	19
Who Manages the Fund?	22
Legal Proceedings	24
Financial Information	25

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Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide income and long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in income-producing value stocks. The Fund emphasizes mid-cap value stocks, although both large-cap value and small-cap value stocks may also be held. Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Value Index, which as of October 31, 2005 ranged from $658 million to $16.25 billion. These securities will typically be dividend-paying stocks, and the Fund seeks to maintain a dividend yield that is substantially higher than the market average. Generally the Fund’s securities selection process involves analysis of numerical data to prioritize stocks for further review. The Fund then uses fundamental research to select stocks for the portfolio.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Investing in Derivative Contracts. Changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or, if they are correlated, may move in the opposite direction than originally anticipated. Also, derivative contracts may involve other risks described in this prospectus or the Statement of Additional Information, such as stock market, interest rate, credit, liquidity, and leverage risks.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund’s Fees and Expenses?

FEDERATED STRATEGIC VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Other Expenses[3]	0.56%
Total Annual Fund Operating Expenses[4]	1.31%

1 The percentages shown above are annualized based on anticipated expenses for the entire fiscal year ending October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and its affiliates expect to waive and reimburse certain amounts. Shown below are the anticipated waivers and reimbursements, along with the annualized net expenses the Fund expects to pay for the month ending October 31, 2006.

Total Reimbursements/Waivers of Fund Expenses	0.56%
Total Anticipated Annualized Fund Operating Expenses (after reimbursements/waivers)	0.75%

For the months of November and December 2005, total expenses after reimbursements and waivers were at the annualized rate of 0.35% for Institutional Shares. It is anticipated that the Adviser and its affiliates will adjust their waivers and reimbursements so that total expenses after reimbursements and waivers will increase by 0.10% per month beginning in January 2006 until reaching 0.75% for Institutional Shares for the month ending May 31, 2006. This level of expenses after reimbursements and waivers is expected to continue thereafter at least through October 31, 2006. At any time after October 31, 2006, there may be further adjustments to the voluntary waivers and reimbursements until total expenses after waivers and reimbursements are 0.99% for Institutional Shares. Although the anticipated voluntary waivers and reimbursements can be terminated at any time, it is presently anticipated that after reaching this level, total expenses after waivers and reimbursements will continue at this level thereafter.

2 The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.19% for the fiscal year ending October 31, 2006.

3 Includes an account administration fee which is used to compensate intermediaries for account administration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financials Intermediaries” herein.

4 Total Actual Annual Fund Operating Expenses paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) were 0.21% for the fiscal year ended October 31, 2005.
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EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$133

3 Years	$415

5 Years	$718

10 Years	$1,579

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What are the Fund’s Investment Strategies?

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The Fund’s strategy seeks to produce high dividend yield with low correlation to the S&P 500 Index (S&P 500). As a result, the pattern of price movements of the Fund’s investments is expected to differ from that of the S&P 500. The strategy seeks to maintain a dividend yield which is substantially higher than the market average. Additionally, the strategy seeks to achieve favorable returns relative to the S&P 500 and the Russell Midcap Value Index over time, while targeting significantly less risk.

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The Fund’s investment adviser (Adviser) believes a strategic emphasis on high dividend yielding stocks can enhance both relative and absolute performance over time. Additionally, investment results can be enhanced by focusing on stocks possessing strong value characteristics as well as catalysts for positive investor sentiment change.

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The Fund’s investment approach is bottom-up, emphasizing overlooked stocks that exhibit strong income and total return potential. The Fund emphasizes, but is not limited to, mid-cap value stocks. The Fund may also invest in large-cap value and small-cap value stocks. Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Value Index, which as of October 31, 2005 ranged from $658 million to $16.25 billion.

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Stocks selected from a broad market universe of companies are subjected to a disciplined quantitative process that prioritizes stocks based on a set of proprietary investment criteria, including:

  Dividend yield
  Dividend growth
  Performance during periods of market weakness
  Valuation
  Investor neglect
  Financial condition
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Highly ranked stocks are rigorously analyzed to identify potential candidates for purchase. This process is driven primarily by bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.

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The Adviser’s focus on stocks with high dividend yields is designed to reduce risk. In addition, diversification is sought by exposure to multiple sectors and industries. The Fund generally adheres to position size limits which may be adjusted over time that are designed to further control portfolio risk.

The Adviser’s sell discipline is a critical component of the investment process. Generally a stock is reviewed for sale when one or more of the following occur:

  The target price is reached
  The stock no longer ranks attractively in our screening system
  The reasons for the original purchase no longer apply
  An alternate investment with superior upside potential is identified
  The stock’s weighting in the portfolio exceeds internal guidelines

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Real Estate Investment Trusts

REITs are real estate investment trusts that lease, operate, and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REITs’ ability to respond to changes in the commercial real estate market.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

American Depositary Receipts (ADRs) and Domestically Traded Securities of Foreign Issuers

ADRs, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in United States markets.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange-traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund’s exposure to stock market risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell index futures.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF FOREIGN INVESTING

Foreign securities, including ADRs and domestically traded securities of foreign issuers, pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments, which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS

The Fund’s use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus or the Statement of Additional Information, such as stock market, credit, liquidity, and leverage risks.

What Do Shares Cost?

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You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

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The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

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Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

The required minimum initial investment for Fund Shares is $50,000. There is no required minimum subsequent investment amount.

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An account may be opened with a smaller amount as long as the $50,000 minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to accounts for which financial institutions act in a fiduciary capacity or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.
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You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

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An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

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THROUGH AN EXCHANGE

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You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

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How to Redeem and Exchange Shares

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You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

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You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

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If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

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You may redeem or exchange Shares by sending a written request to the Fund.

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You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
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  amount to be redeemed or exchanged;
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  signatures of all shareholders exactly as registered; and
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  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
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  your redemption will be sent to an address of record that was changed within the last 30 days;
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  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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EXCHANGE PRIVILEGE

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You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

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  ensure that the account registrations are identical;
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  meet any minimum initial investment requirements; and
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  receive a prospectus for the fund into which you wish to exchange.
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An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

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The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

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ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

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You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

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DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

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FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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Who Manages the Fund?

The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Walter C. Bean

Walter C. Bean has been the Fund’s Portfolio Manager since inception. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed account portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2005.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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Period Ended 10/31/2005 [1]

Net Asset Value, Beginning of Period	$5.00
Income From Investment Operations:
Net investment income	0.13 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.19

TOTAL FROM INVESTMENT OPERATIONS	0.32

Less Distributions:
Distributions from net investment income	(0.10)

Net Asset Value, End of Period	$5.22

Total Return[3]	6.45%

Ratios to Average Net Assets:

Net expenses	0.22%[4]

Net investment income	4.37%[4]

Expense waiver/reimbursement[5]	1.50%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$21,698

Portfolio turnover	16%

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1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

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2 Per share numbers have been calculated using the average shares method.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 Computed on an annualized basis.

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5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 ©Federated Investors, Inc.

Cusip 314172560

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32103 (12/05)

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FEDERATED STRATEGIC VALUE FUND
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectuses for Class A Shares, Class C Shares and
Institutional Shares of Federated Strategic Value Fund (Fund), dated December
31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS          [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?.............................9
                                  --------------------------------------------------
                                  How is the Fund Sold?............................9
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................11
                                  --------------------------------------------------
                                  Subaccounting Services..........................11
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]11
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................11
                                  --------------------------------------------------
                                  Account and Share Information...................11
                                  --------------------------------------------------
                                  Tax Information.................................12
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..12
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........22
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............24
                                  --------------------------------------------------
                                  Financial Information...........................24
                                  --------------------------------------------------
                                  Addresses.......................................25
                                  --------------------------------------------------
                                  Appendix........................................26
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

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HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Fund was
established on November 18, 2004. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares
(Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

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SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities or preferred stocks that the
Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is  organized  under  the laws of,  or has a  principal  office  located  in, another country;

o     the principal trading market for its securities is in another country; or

o  it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers
ADRs, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United
States. ADRs provide a way to buy shares of foreign based companies in the
United States rather than in overseas markets. ADRs are also traded in U.S.
dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in
U.S. dollars in United States markets.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to stock market, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell index futures.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways: o Buy call options on indices, individual securities and index futures in
      anticipation of an increase in the value of the underlying asset or instrument;
      and

o     Write call options on indices, portfolio securities and index futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities and index futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities and index futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the
Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.


Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.


Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating
Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks
o  The value of equity securities in the Fund's portfolio will rise and fall.
   These fluctuations could be a sustained trend or a drastic movement. The
   Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.
o  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Risks Related to Investing for Value
o  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size
o  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
o  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks of Foreign Investing
o  Foreign securities, including ADRs and domestically traded securities of foreign issuers, pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
o  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United
   States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S.
   companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United
   States.
o  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Currency Risks
o  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.
o  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Sector Risks
o  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the
   Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks
o  Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the
   Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
o  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
o  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks
o  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
o  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Credit Risks
o  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Risks of Investing in Derivative Contracts
o  The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.
   Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this SAI, such as stock market, credit, liquidity and leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide income and long-term capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS
Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act), any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the
Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.
Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of
Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities
Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A and Class C
Shares of the Fund and the amount retained by the Distributor for the fiscal year ended October 31:

                                      2005

                  ---------------            Amount Retained
                    Total Sales
                      Charges
Class A             $1,434,449                  $154,779
Shares
Class B               $77,597                      --
Shares

EXCHANGING SECURITIES FOR SHARES
--------------------------------------------------------------------------------------

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones
& Co., Maryland Heights, MO, owned approximately 3,771,603 Shares (16.72%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Pershing LLC,
Jersey City, NJ, owned approximately 802,571 Shares (15.28%).

As of December 5, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: United
Bank Inc., Parkersburg, WV, owned approximately 1,330,236 Shares (29.35%).;
Citizens National, Butler, PA, owned approximately 469,615 Shares (10.36%); IITC
& Co., Boulder, CO, owned approximately 428,503 Shares (9.46%) and Churchill
Partners, Saginaw, MI, owned approximately 274,400 Shares (6.06%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

United Bank Inc. is organized in the state of Virginia and is a subsidiary of United
Bankshares Inc.; organized in the state of West Virginia.


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005, the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                          Aggregate
                                                         Compensation
                                                          From Fund
                                                            (past           Total
  Name                                                      fiscal       Compensation
  Birth Date                                                year)+      From Trust and
  Address                                                               Federated Fund
  Positions Held                                                           Complex
  with Trust            Principal Occupation(s) for                     (past calendar
  Date Service Began    Past Five Years,                                    year)
                        Other Directorships Held and
                        Previous Position(s)
  John F. Donahue*      Principal Occupations:                $0              $0
  Birth Date: July      Chairman and Director or
  28, 1924              Trustee of the Federated Fund
  CHAIRMAN AND          Complex; Chairman and
  TRUSTEE               Director, Federated Investors,
  Began serving:        Inc.
  April 1984          ---------------------------------

                        Previous Positions: Trustee,
                        Federated Investment
                        Management Company and
                        Chairman and Director,
                        Federated Investment
                        Counseling.

  J. Christopher        Principal Occupations:                $0              $0
  Donahue*              Principal Executive Officer
  Birth Date: April     and President of the Federated
  11, 1949              Fund Complex; Director or
  PRESIDENT AND         Trustee of some of the Funds
  TRUSTEE               in the Federated Fund Complex;
  Began serving:        President, Chief Executive
  January 2000          Officer and Director,
                        Federated Investors, Inc.;
                        Chairman and Trustee,
                        Federated Investment
                        Management Company; Trustee,
                        Federated Investment
                        Counseling; Chairman and
                        Director, Federated Global
                        Investment Management Corp.;
                        Chairman, Federated Equity
                        Management Company of
                        Pennsylvania, Passport
                        Research, Ltd. and Passport
                        Research II, Ltd.; Trustee,
                        Federated Shareholder Services
                        Company; Director, Federated
                        Services Company.

                        Previous Positions: President,
                        Federated Investment
                        Counseling; President and
                        Chief Executive Officer,
                        Federated Investment
                        Management Company, Federated
                        Global Investment Management
                        Corp. and Passport Research,
                        Ltd.

  Lawrence D.           Principal Occupations:               N/A           $148,500
  Ellis, M.D.*          Director or Trustee of the
  Birth Date:           Federated Fund Complex;
  October 11, 1932      Professor of Medicine,
  3471 Fifth Avenue     University of Pittsburgh;
  Suite 1111            Medical Director, University
  Pittsburgh, PA        of Pittsburgh Medical Center
  TRUSTEE               Downtown; Hematologist,
  Began serving:        Oncologist and Internist,
  August 1987           University of Pittsburgh
                        Medical Center.

                        Other Directorships Held:
                        Member, National Board of
                        Trustees, Leukemia Society of
                        America.

                        Previous Positions: Trustee,
                        University of Pittsburgh;
                        Director, University of
                        Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
--------------------------------------------------------------------------------------
+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                          Aggregate
                                                         Compensation
                                                          From Fund
                                                            (past           Total
  Name                                                      fiscal       Compensation
  Birth Date                                                year)+      From Trust and
  Address                                                               Federated Fund
  Positions Held                                                           Complex
  with Trust            Principal Occupation(s) for                     (past calendar
  Date Service Began    Past Five Years,                                    year)
                        Other Directorships Held and
                        Previous Position(s)
  Thomas G. Bigley      Principal Occupation: Director       N/A           $163,350
  Birth Date:           or Trustee of the Federated
  February 3, 1934      Fund Complex.
  15 Old Timber
  Trail                 Other Directorships Held:
  Pittsburgh, PA        Director, Member of Executive
--------------------    Committee, Children's Hospital
  TRUSTEE               of Pittsburgh; Director,
  Began serving:        University of Pittsburgh.
  October 1995
                        Previous Position: Senior
                        Partner, Ernst & Young LLP.

  John T. Conroy,       Principal Occupations:               N/A           $163,350
  Jr.                   Director or Trustee of the
  Birth Date: June      Federated Fund Complex;
  23, 1937              Chairman of the Board,
  Investment            Investment Properties
  Properties            Corporation; Partner or
  Corporation           Trustee in private real estate
  3838 North            ventures in Southwest Florida.
  Tamiami Trail
  Suite 402             Previous Positions: President,
  Naples, FL            Investment Properties
  TRUSTEE               Corporation; Senior Vice
  Began serving:        President, John R. Wood and
  November 1991         Associates, Inc., Realtors;
                        President, Naples Property
                        Management, Inc. and Northgate
                        Village Development
                        Corporation.

  Nicholas P.           Principal Occupation: Director       N/A           $163,350
  Constantakis          or Trustee of the Federated
  Birth Date:           Fund Complex.
  September 3, 1939
  175 Woodshire         Other Directorships Held:
  Drive                 Director and Member of the
  Pittsburgh, PA        Audit Committee, Michael Baker
  TRUSTEE               Corporation (engineering and
  Began serving:        energy services worldwide).
  February 1998
                        Previous Position: Partner,
                        Andersen Worldwide SC.

  John F. Cunningham    Principal Occupation: Director       N/A           $148,500
  Birth Date: March     or Trustee of the Federated
  5, 1943               Fund Complex.
  353 El Brillo Way
  Palm Beach, FL        Other Directorships Held:
  TRUSTEE               Chairman, President and Chief
  Began serving:        Executive Officer, Cunningham
  January 1999          & Co., Inc. (strategic
                        business consulting); Trustee
                        Associate, Boston College.

                        Previous Positions: Director,
                        Redgate Communications and EMC
                        Corporation (computer storage
                        systems); Chairman of the
                        Board and Chief Executive
                        Officer, Computer Consoles,
                        Inc.; President and Chief
                        Operating Officer, Wang
                        Laboratories; Director, First
                        National Bank of Boston;
                        Director, Apollo Computer, Inc.

  Peter E. Madden       Principal Occupation: Director       N/A           $148,500
  Birth Date: March     or Trustee of the Federated
  16, 1942              Fund Complex.
  One Royal Palm Way
  100 Royal Palm Way    Other Directorships Held:
  Palm Beach, FL        Board of Overseers, Babson
  TRUSTEE               College.
  Began serving:
  November 1991         Previous Positions:
                        Representative, Commonwealth
                        of Massachusetts General
                        Court; President, State Street
                        Bank and Trust Company and
                        State Street Corporation
                        (retired); Director, VISA USA
                        and VISA International;
                        Chairman and Director,
                        Massachusetts Bankers
                        Association; Director,
                        Depository Trust Corporation;
                        Director, The Boston Stock
                        Exchange.

  Charles F.            Principal Occupations:               N/A           $163,350
  Mansfield, Jr.        Director or Trustee of the
  Birth Date: April     Federated Fund Complex;
  10, 1945              Management Consultant;
  80 South Road         Executive Vice President, DVC
  Westhampton           Group, Inc. (marketing,
  Beach, NY             communications and technology)
  TRUSTEE               (prior to 9/1/00).
  Began serving:
  January 1999          Previous Positions: Chief
                        Executive Officer, PBTC
                        International Bank; Partner,
                        Arthur Young & Company
                        (now Ernst & Young LLP);
                        Chief Financial Officer of
                        Retail Banking Sector, Chase
                        Manhattan Bank; Senior Vice
                        President, HSBC Bank USA
                        (formerly, Marine Midland
                        Bank); Vice President,
                        Citibank; Assistant Professor
                        of Banking and Finance, Frank
                        G. Zarb School of Business,
                        Hofstra University.

  John E. Murray,       Principal Occupations:               N/A           $178,200
  Jr., J.D., S.J.D.     Director or Trustee of the
  Birth Date:           Federated Fund Complex;
  December 20, 1932     Chancellor and Law Professor,
  Chancellor,           Duquesne University; Partner,
  Duquesne              Murray, Hogue & Lannis.
  University
  Pittsburgh, PA        Other Directorships Held:
  TRUSTEE               Director, Michael Baker Corp.
  Began serving:        (engineering, construction,
  February 1995         operations and technical
                        services).

                        Previous Positions: President,
                        Duquesne University; Dean and
                        Professor of Law, University
                        of Pittsburgh School of Law;
                        Dean and Professor of Law,
                        Villanova University School of
                        Law.

  Marjorie P. Smuts     Principal Occupations:               N/A           $148,500
  Birth Date: June      Director or Trustee of the
  21, 1935              Federated Fund Complex; Public
  4905 Bayard Street    Relations/Marketing
  Pittsburgh, PA        Consultant/Conference
  TRUSTEE               Coordinator.
  Began serving:
  April 1984            Previous Positions: National
                        Spokesperson, Aluminum Company
                        of America; television
                        producer; President, Marj
                        Palmer Assoc.; Owner, Scandia
                        Bord.

  John S. Walsh         Principal Occupations:               N/A           $148,500
  Birth Date:           Director or Trustee of the
  November 28, 1957     Federated Fund Complex;
  2604 William Drive    President and Director, Heat
  Valparaiso, IN        Wagon, Inc. (manufacturer of
  TRUSTEE               construction temporary
  Began serving:        heaters); President and
  January 1999          Director, Manufacturers
                        Products, Inc. (distributor of
                        portable construction
                        heaters); President, Portable
                        Heater Parts, a division of
                        Manufacturers Products, Inc.

                        Previous Position: Vice
                        President, Walsh & Kelly,
                        Inc.

+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.
--------------------------------------------------------------------------------------

OFFICERS**

  Name
  Birth Date
  Address
  Positions Held with Trust
-----------------------------  Principal Occupation(s) and Previous Position(s)
  Date Service Began
  John W. McGonigle            Principal Occupations: Executive Vice President and
  Birth Date: October 26,      Secretary of the Federated Fund Complex; Vice
  1938                         Chairman, Executive Vice President, Secretary and
  EXECUTIVE VICE PRESIDENT     Director, Federated Investors, Inc.
  AND SECRETARY
  Began serving: April 1984    Previous Positions: Trustee, Federated Investment
                               Management Company and Federated Investment
                               Counseling; Director, Federated Global Investment
                               Management Corp., Federated Services Company and
                           Federated Securities Corp.

  Richard J. Thomas            Principal Occupations: Principal Financial Officer
  Birth Date: June 17, 1954    and Treasurer of the Federated Fund Complex; Senior
  TREASURER                    Vice President, Federated Administrative Services.
  Began serving: November
  1998                         Previous Positions: Vice President, Federated
                               Administrative Services; held various management
                               positions within Funds Financial Services
                               Division of Federated Investors, Inc.

  Richard B. Fisher            Principal Occupations: Vice Chairman or Vice
  Birth Date: May 17, 1923     President of some of the Funds in the Federated Fund
  VICE PRESIDENT               Complex; Vice Chairman, Federated Investors, Inc.;
  Began serving: April 1984    Chairman, Federated Securities Corp.

                               Previous Positions: President and Director or
                               Trustee of some of the Funds in the Federated Fund
                               Complex; Executive Vice President, Federated
                               Investors, Inc. and Director and Chief Executive
                               Officer, Federated Securities Corp.

  Stephen F. Auth              Principal Occupations: Chief Investment Officer of
  Birth Date: September 3,     this Fund and various other Funds in the Federated
  1956                         Fund Complex; Executive Vice President, Federated
  CHIEF INVESTMENT OFFICER     Investment Counseling, Federated Global Investment
  Began serving: November      Management Corp., Federated Equity Management
  2002                         Company of Pennsylvania and Passport Research II,
                               Ltd.

                               Previous Positions: Executive Vice President,
                               Federated Investment Management Company, and
                               Passport Research, Ltd.; Senior Vice President,
                               Global Portfolio Management Services Division;
                               Senior Vice President, Federated Investment
                               Management Company and Passport Research, Ltd.;
                               Senior Managing Director and Portfolio Manager,
                               Prudential Investments.

  Lawrence Auriana             Lawrence Auriana is Vice President of the Trust. Mr.
  Birth Date: January 8, 1944  Auriana joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Auriana was President and Treasurer
  2001                         of Edgemont Asset Management Corp., and Chairman of
                               the Board and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Auriana earned a B.S. in economics from
                               Fordham University and has been engaged in the
                               securities business since 1965.

  James E. Grefenstette        James E. Grefenstette is Vice President of the
  Birth Date: November 7,      Trust. Mr. Grefenstette joined Federated in 1992 and
  1962                         has been a Portfolio Manager since 1994. Mr.
  VICE PRESIDENT               Grefenstette became a Senior Vice President of the
  Began serving: November      Fund's Adviser in January 2000. He served as a Vice
  1998                         President of the Fund's Adviser from 1996 through
                               1999 and was an Assistant Vice President of the
                               Fund's Adviser from 1994 until 1996. Mr.
                               Grefenstette is a Chartered Financial Analyst; he
                               received his M.S. in Industrial Administration from
                               Carnegie Mellon University.

  Hans P. Utsch                Hans P. Utsch is Vice President of the Trust. Mr.
  Birth Date: July 3, 1936     Utsch joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Utsch was Chairman of the Board and
  2001                         Secretary of Edgemont Asset Management Corp., and
                               President and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Utsch graduated from Amherst College and
                               holds an M.B.A. from Columbia University. He has
                               been engaged in the securities business since 1962.

** Officers do not receive any compensation from the Fund.
--------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                            Meetings
 Board       Committee                                                         Held
 Committee   Members            Committee Functions                         During
                                                                               Last
                                                                            Fiscal
                                                                               Year
 Executive   John F. Donahue    In between meetings of the full Board,         Six
             John E. Murray,    the Executive Committee generally may
             Jr., J.D.,         exercise all the powers of the full Board
             S.J.D.             in the management and direction of the
                                business and conduct of the affairs of the Trust
                                in such manner as the Executive Committee shall
                                deem to be in the best interests of the Trust.
                                However, the Executive Committee cannot elect or
                                remove Board members, increase or decrease the
                                number of Trustees, elect or remove any Officer,
                                declare dividends, issue shares or recommend to
                                shareholders any action requiring shareholder
                                approval.

 Audit       Thomas G. Bigley   The purposes of the Audit Committee are        Nine
             John T. Conroy,    to oversee the accounting and financial
             Jr.                reporting process of the Fund, the Fund`s
             Nicholas P.        internal control over financial
             Constantakis       reporting, and the quality, integrity and
             Charles F.         independent audit of the Fund`s financial
             Mansfield, Jr.     statements.  The Committee also oversees
                                or assists the Board with the oversight of
                                compliance with legal requirements relating to
                                those matters, approves the engagement and
                                reviews the qualifications, independence and
                                performance of the Fund`s independent registered
                                public accounting firm, acts as a liaison
                                between the independent registered public
                                accounting firm and the Board and reviews the
                                Fund`s internal audit function.

             Thomas G. Bigley   The Nominating Committee, whose members        One
 Nominating  John T. Conroy,    consist of all Independent Trustees,
             Jr.                selects and nominates persons for
             Nicholas P.        election to the Fund`s Board when
             Constantakis       vacancies occur. The Committee will
             John F.            consider candidates recommended by
             Cunningham         shareholders, Independent Trustees,
             Peter E. Madden    officers or employees of any of the
             Charles F.         Fund`s agents or service providers and
             Mansfield, Jr.     counsel to the Fund. Any shareholder who
             John E. Murray,    desires to have an individual considered
             Jr.                for nomination by the Committee must
             Marjorie P.        submit a recommendation in writing to the
             Smuts              Secretary of the Fund, at the Fund 's
             John S. Walsh      address appearing on the back cover of
                                this Statement of Additional Information. The
                                recommendation should include the name and
                                address of both the shareholder and the
                                candidate and detailed information concerning
                                the candidate's qualifications and experience.
                                In identifying and evaluating candidates for
                                consideration, the Committee shall consider such
                                factors as it deems appropriate. Those factors
                                will ordinarily include: integrity,
                                intelligence, collegiality, judgment, diversity,
                                skill, business and other experience,
                                qualification as an "Independent Trustee," the
                                existence of material relationships which may
                                create the appearance of a lack of independence,
                                financial or accounting knowledge and
                                experience, and dedication and willingness to
                                devote the time and attention necessary to
                                fulfill Board responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004             TO BE PROVIDED LATER
--------------------------------------------------------------------------------------
                                                                       Aggregate
                                                                   Dollar Range of
                                         Dollar Range of           Shares Owned in
Interested                                 Shares Owned          Federated Family of
Board Member Name                     in Federated Strategic         Investment
                                            Value Fund                Companies
John F. Donahue                                None                 Over $100,000
J. Christopher Donahue                         None                 Over $100,000
Lawrence D. Ellis, M.D.                        None                 Over $100,000

Independent
Board Member Name
Thomas G. Bigley                               None                 Over $100,000
John T. Conroy, Jr.                            None                 Over $100,000
Nicholas P. Constantakis                       None                 Over $100,000
John F. Cunningham                             None                 Over $100,000
Peter E. Madden                                None                 Over $100,000
Charles F. Mansfield,                          None                 Over $100,000
Jr.
John E. Murray, Jr.,                           None                 Over $100,000
J.D., S.J.D.
Marjorie P. Smuts                              None                 Over $100,000
John S. Walsh                                  None                 Over $100,000

INVESTMENT ADVISER
--------------------------------------------------------------------------------------
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                         Total Number of Other
 Other Accounts Managed by                 Accounts Managed/
 Walter C. Bean                              Total Assets*
 Registered Investment                             0
 Companies
 Other Pooled Investment                           0
 Vehicles
 Other Accounts                         5 Accounts / $73 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: none.

Walter Bean is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are four weighted performance categories in the Balanced
Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Client Satisfaction and Service, and
Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., Russell Mid Cap Value Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. For certain accounts, IPP is also measured vs. the Standard and Poor's Daily Stock Price Index of 500 Common
Stocks with respect to specific factors (such as dividend yield and total volatility). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Bean is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. The IPP score can be reduced based on management's assessment of the
Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's
Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if
Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $8,488,192 for which the
Fund paid $76,035 in brokerage commissions.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                         Average Aggregate Daily
Maximum Net Assets of the Federated Funds Administrative Fee 0.150 of 1% on the
first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
--------------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst &
Young LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Period Ended
October 31                                                  2005
Advisory Fee Earned                                       $262,459
Advisory Fee Reduction                                    $262,459
Advisory Fee Reimbursement                                   --
Brokerage Commissions                                        --
Administrative Fee                                        $77,879
12b-1 Fee:
 Class A Shares                                              --
 Class C Shares                                           $50,563
Shareholder Services Fee:
  Class A Shares                                          $51,309
  Class C Shares                                          $16,800
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.
--------------------------------------------------------------------------------------

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the Start of Performance period ended October 31,
2005.

Yield is given for the 30-day period ended October 31, 2005.

                                                           Start of
                                                        Performance on
                                   30-Day Period        March 30, 2005
Class A Shares:
Total Return
  Before Taxes                          N/A                 0.31%
  After Taxes on                        N/A                (0.33)%
  Distributions
  After Taxes on
  Distributions and                     N/A                 0.20%
  Sale of Shares
Yield                                  3.84%                 N/A

--------------------------------------------------------------------------------------
                                                           Start of
                                                        Performance on
                                   30-Day Period        March 30, 2005
Class C Shares:
Total Return
  Before Taxes                          N/A                 3.88%
  After Taxes on                        N/A                 3.35%
  Distributions
  After Taxes on
  Distributions and                     N/A                 2.52%
  Sale of Shares
Yield                                  3.30%                 N/A

--------------------------------------------------------------------------------------
                                                           Start of
                                                        Performance on
                                   30-Day Period        March 30, 2005
Institutional
Shares:
Total Return
  Before Taxes                          N/A                 6.45%
  After Taxes on                        N/A                 5.73%
  Distributions
  After Taxes on
  Distributions and                     N/A                 4.19%
  Sale of Shares
Yield                                  4.31%                 N/A

--------------------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.
When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Russell Midcap Value Index
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The stocks are also members of the Russell 1000 Value index.

S&P 500 Index
An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Lipper, Inc.
Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.
Morningstar, Inc.
Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values, which rates more than 1,000
NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.


FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Strategic Value Fund dated October 31, 2005.


ADDRESSES

FEDERATED STRATEGIC VALUE FUND

Class A Shares
Class C Shares
Institutional Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro Morin & Oshinsky LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg
FactSet
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Fidelity-Strategic Advisors
Lipper, Inc.
Morningstar, Inc.
Morningstar Associates
NASDAQ
Value Line
Wiesenberger/Thomson Financial

OTHER
Astec Consulting Group Inc.
Investment Company Institute


Federated Investors
World-Class Investment Manager

Federated Investors 50 Years of Growth & Innovation

Federated Technology Fund

A Portfolio of Federated Equity Funds

PROSPECTUS


December 31, 2005


CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to achieve capital appreciation by investing primarily in companies that rely extensively on technology in their products, services or operations.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary	1
What are the Fund’s Fees and Expenses?	5
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	8
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	12
How is the Fund Sold?	20
Payments to Financial Intermediaries	20
How to Purchase Shares	24
How to Redeem and Exchange Shares	26
Account and Share Information	30
Who Manages the Fund?	33
Legal Proceedings	35
Financial Information	36


Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to achieve capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in equity securities of companies that rely extensively on technology in their products, services or operations. These are companies engaged in information technology or other technology related businesses. The Adviser seeks companies that have a likelihood of growth and that therefore offer the potential for capital appreciation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Sector Risks. Because the Fund may allocate relatively more of its assets to one or more industry sectors than to other sectors, the Fund’s performance will be more susceptible to any developments which affect the sectors emphasized by the Fund. The technology related industries in which the Fund invests may be significantly affected by intense competition, rapid obsolescence, failure to obtain, or delay in obtaining, financing or regulatory approval, the success or failure of research and development, product compatibility, and customer preferences.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or services base and limited access to capital, they may be more likely to fail than larger companies.
  Risks Related to Investing for Growth. The Fund generally uses a “growth” style of investing and, as a result, the stocks in which the Fund invests may experience greater volatility in price, and may pay lower dividends, than stocks invested in by funds using a different investment style.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the U.S.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was (1.10)%.

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Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 25.71% (quarter ended June 30, 2003). Its lowest quarterly return was (39.32)% (quarter ended December 31, 2000).

Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the NASDAQ Composite Index (NCI), a broad-based market index, the Merrill Lynch 100 Technology Index (MLT 100), an index measuring the performance of a cross section of large, actively traded technology stocks and ADRs, and the Lipper Science & Technology Funds Average (LSTFA), an average of funds with similar objectives. The LSTFA returns do not reflect taxes and sales charges but do reflect other expenses and fees that the SEC requires to be reflected in a fund’s performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

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(For the periods ended December 31, 2004)

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	1 Year	5 Years	Start of Performance[1]

Class A Shares:

Return Before Taxes	5.84%	(22.73)%	(11.81)%

Return After Taxes on Distributions[2]	5.84%	(22.73)%	(11.83)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	5.84%	(17.42)%	(9.58)%

Class B Shares:

Return Before Taxes	(0.48)%	(22.77)%	(11.70)%

Class C Shares:

Return Before Taxes	2.79%	(22.64)%	(11.73)%

NCI[3]	9.15%	(11.44)%	(4.45)%

MLT 100[3]	7.37%	(14.39)%	(5.63)%

LSTFA[4]	4.71%	(16.28)%	(11.32)%

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1 The Fund’s Class A, Class B and Class C Shares start of performance date was September 21, 1999.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The NCI is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The MLT 100 is an unmanaged, equal dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The index was developed with a base value of 200 as of January 30, 1998.

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4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.

What are the Fund’s Fees and Expenses?

FEDERATED TECHNOLOGY FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A, Class B and Class C Shares.

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Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%	0.75%	0.75%
Other Expenses[3]	1.16%	1.41%	1.41%
Total Annual Fund Operating Expenses	2.16%	2.91%[4]	2.91%

1 The percentages shown are based on expenses for the entire fiscal year ended October 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser and administrator waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2005.

Total Waivers of Fund Expenses	0.16%	0.16%	0.16%
Total Actual Annual Fund Operating Expenses (after waivers)	2.00%	2.75%	2.75%

2 The adviser voluntarily waived/reimbursed a portion of the management fee for Class A, Class B and Class C Shares. The adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.63% for the fiscal year ended October 31, 2005.

3 Includes a shareholder services/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other operating expenses paid by the Fund (after the voluntary waiver) were 1.12%, 1.37%, and 1.37% for the Fund’s Class A Shares, Class B Shares, and Class C shares, respectively, for the fiscal year ended October 31, 2005.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

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EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund’s Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A, Class B, and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$757	$1,189	$1,646	$2,906

Expenses assuming no redemption	$757	$1,189	$1,646	$2,906

Class B:

Expenses assuming redemption	$844	$1,301	$1,733	$3,056

Expenses assuming no redemption	$294	$901	$1,533	$3,056

Class C:

Expenses assuming redemption	$491	$992	$1,618	$3,301

Expenses assuming no redemption	$391	$992	$1,618	$3,301

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What are the Fund’s Investment Strategies?

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The Fund’s investment adviser (Adviser) invests the Fund’s assets, under normal market conditions, primarily in securities of companies considered by the Adviser at the time of the investment to rely extensively on technology in their products, services or operations. Technology related businesses include information technology, telecommunications services, Internet, media, biotechnology, medical technologies, defense and aerospace. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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The Adviser attempts to identify those areas within the technology industries which present the best opportunities for growth. The Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term growth potential for the Fund’s portfolio. In selecting securities, the Adviser focuses primarily on the projected future cash flow and earnings of the issuing company, in addition to examining each issuer’s current financial condition, business and product strength, competitive position, and management expertise. In general, issuers selected by the Adviser will have a market capitalization of at least $100 million.

Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund invests primarily in the information technology sector and in other technology related industries. Under normal market conditions, the Adviser attempts to diversify investments by allocating among companies in different technology-related industries both within and outside the information technology sector and by limiting the amount invested in any one issuer.

In addition, the Adviser may invest a portion of the Fund’s assets in securities of companies based outside the United States to diversify the Fund’s holdings and to take advantage of opportunities in the foreign market. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than those of U.S. companies.

Because the Fund refers to technology investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in technology investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if: it is organized under the laws of, or has a principal office located in, another country; the principal trading market for its securities is in another country; or it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DERIVATIVES CONTRACTS

Derivatives contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivatives contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivatives contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivatives contract is referred to as a counterparty.

Many derivatives contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivatives contracts and the relationships between the market value of a derivatives contract and the underlying asset or instrument, derivatives contracts may increase or decrease the Fund’s exposure to interest rate, stock market and currency risks, and may also expose the fund to liquidity and leverage risks.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts.

Options

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivatives instruments, such as futures contracts.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include interest rate swaps and currency swaps.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

  The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.
  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector. Because information technology and the other technology related industries in which the Fund invests are rapidly changing fields, companies in these industries are subject to significant competitive pressures, and their products or operations may rapidly become obsolete. Technology companies may also be significantly affected by failure to obtain, or delay in obtaining, financing or regulatory approval, the success or failure of research and development, product compatibility, and customer preferences.

RISKS RELATED TO COMPANY SIZE

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.
  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

  The Fund’s use of derivatives contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivatives contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivatives contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivatives contracts may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information, such as stock market, credit, liquidity and leverage risks.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.

NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund’s current NAV and public offering price may be found in the mutual funds section of certain local newspapers under “Federated.”

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price or based on market quotations.

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The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class B	$1,500/$100	None	5.50%

Class C	$1,500/$100	1.00%	1.00%

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1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of a financial intermediary may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

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As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares (or that a relatively low front- end charge is imposed on purchases of Class C Shares) does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

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The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

Class C Shares:

All Purchases	1.00%	1.01%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;
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Concurrent and Accumulated Purchases

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  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

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  within 120 days of redeeming Shares of an equal or greater amount;
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  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
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  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
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  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
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  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

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SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

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Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

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If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

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Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

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  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
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  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
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  purchased by Trustees and employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
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  purchased through a financial intermediary that did not receive an advance commission on the purchase;
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  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); and
  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as Broker/Dealers, Banks, Investment Advisers or Third-Party Administrators) whose customers are shareholders of the Fund.

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FRONT-END SALES CHARGE REALLOWANCES

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The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

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Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

Class C Shares:

All Purchase Amounts	1.00%

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ADVANCE COMMISSIONS

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When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

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Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

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Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

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Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.50%

Class C Shares:

All Purchase Amounts	1.00%

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets of the Fund’s Class A Shares and up to 0.75% of average net assets of the Fund’s Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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SERVICE FEES

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

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The Fund may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries that are unregistered banks for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

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RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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THROUGH A FINANCIAL INTERMEDIARY

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  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

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DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

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You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

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How to Redeem and Exchange Shares

You should redeem or exchange Shares:

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  through a financial intermediary if you purchased Shares through a financial intermediary; or
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  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

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THROUGH A FINANCIAL INTERMEDIARY

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Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

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DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
66 Brooks Drive
Braintree, MA 02184

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
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Call your financial intermediary or the Fund if you need special instructions.

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Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.
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You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A or Class C Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the “Products” section, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link. A user is required to register on the website the first time the user accesses this information.

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You may also access from the “Products” section of the website portfolio information as of the end of the Fund’s fiscal quarters. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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Who Manages the Fund?

The Board of Trustees (the “Board”) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779

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The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of foreign securities the Sub-adviser manages. The Sub-Adviser’s address is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Michael R. Tucker

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Michael R. Tucker has been the Fund’s Portfolio Manager since March 2000. Mr. Tucker joined Federated in June 1993 as a Research Assistant. He became a Vice President of the Fund’s Adviser in January 2005 and served as Assistant Vice President to the Fund’s Adviser from March 2000 through 2004. Mr. Tucker has been a Portfolio Manager since March 2000. He served as an Analyst from December 1995 to May 1999 and became a Senior Investment Analyst in June 1999. Mr. Tucker earned his Master of Science in Industrial Administration with an emphasis on Finance and Strategy from Carnegie Mellon University.

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Dana L. Meissner

Dana L. Meissner has been the Fund’s Portfolio Manager since January 2003. Mr. Meissner joined Federated in May 2000 as an Investment Analyst of the Fund’s Adviser. Mr. Meissner was an engineering consultant with AEA Technology Engineering Software from December 1994 through August 1998. Mr. Meissner is a Chartered Financial Analyst and received an M.S. in Industrial Administration, with concentrations in Finance and Accounting, from Carnegie Mellon University in May 2000. He also holds an M.S. and B.S. in Mechanical Engineering from the University of Toledo.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Adviser receives an annual investment advisory fee of 0.75% of the Fund’s average daily net assets The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Legal Proceedings

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Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights–Class A Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.06	$4.96	$3.33	$4.76	$14.64
Income From Investment Operations:
Net investment income (loss)	(0.07)	(0.09)[1]	(0.06)[1]	(0.08)[1]	(0.11)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.21	0.19	1.69	(1.35)	(9.77)

TOTAL FROM INVESTMENT OPERATIONS	0.14	0.10	1.63	(1.43)	(9.88)

Net Asset Value, End of Period	$5.20	$5.06	$4.96	$3.33	$4.76

Total Return[2]	2.77%	2.02%[3]	48.95%	(30.04)%	(67.49)%

Ratios to Average Net Assets:

Net expenses	2.00%[4]	2.01%[4]	2.01%[4]	2.04%[4]	1.67%

Net investment income (loss)	(1.24)%	(1.72)%	(1.66)%	(1.68)%	(1.29)%

Expense waiver/reimbursement[5]	0.16%[6]	0.19%	0.35%	0.12%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$27,412	$33,111	$43,274	$29,632	$58,423

Portfolio turnover	71%	78%	96%	174%	224%

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1 Per share numbers have been calculated using the average shares method.

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2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

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4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.99%, 2.00%, 2.01%, and 2.04% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

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5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class B Shares

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(For a Share Outstanding Throughout Each Period)

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Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$4.87	$4.81	$3.25	$4.68	$14.53
Income From Investment Operations:
Net investment income (loss)	(0.12)	(0.12)[1]	(0.09)[1]	(0.11)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.22	0.18	1.65	(1.32)	(9.69)

TOTAL FROM INVESTMENT OPERATIONS	0.10	0.06	1.56	(1.43)	(9.85)

Net Asset Value, End of Period	$4.97	$4.87	$4.81	$3.25	$4.68

Total Return[2]	2.05%	1.25%[3]	48.00%	(30.56)%	(67.79)%

Ratios to Average Net Assets:

Net expenses	2.75%[4]	2.76%[4]	2.76%[4]	2.79%[4]	2.42%

Net investment income (loss)	(1.98)%	(2.47)%	(2.41)%	(2.43)%	(2.04)%

Expense waiver/reimbursement[5]	0.16%	0.19%	0.35%	0.12%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$51,836	$68,981	$84,252	$66,179	$126,320

Portfolio turnover	71%	78%	96%	174%	224%

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1 Per share numbers have been calculated using the average shares method.

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2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

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4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.74%, 2.75%, 2.76%, and 2.79% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

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5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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Financial Highlights–Class C Shares

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(For a Share Outstanding Throughout Each Period)

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
Year Ended October 31	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$4.87	$4.81	$3.25	$4.68	$14.52
Income From Investment Operations:
Net investment income (loss)	(0.12)	(0.12)[1]	(0.09)[1]	(0.11)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.22	0.18	1.65	(1.32)	(9.68)

TOTAL FROM INVESTMENT OPERATIONS	0.10	0.06	1.56	(1.43)	(9.84)

Net Asset Value, End of Period	$4.97	$4.87	$4.81	$3.25	$4.68

Total Return[2]	2.05%	1.25%[3]	48.00%	(30.56)%	(67.77)%

Ratios to Average Net Assets:

Net expenses	2.75%[4]	2.76%[4]	2.76%[4]	2.79%[4]	2.42%

Net investment income (loss)	(1.97)%	(2.47)%	(2.41)%	(2.43)%	(2.04)%

Expense waiver/reimbursement[5]	0.16%	0.19%	0.35%	0.12%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,265	$12,551	$16,096	$13,055	$25,186

Portfolio turnover	71%	78%	96%	174%	224%

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1 Per share numbers have been calculated using the average shares method.

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2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

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4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.74%, 2.75%, 2.76%, and 2.79% after taking into account these expense reductions for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

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5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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

Further Information about the Fund’s performance is contained in the Annual Report, dated October 31, 2005, which can be obtained free of charge.

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

A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Federated is a registered mark of Federated Investors, Inc.
2005 © Federated Investors, Inc.

Cusip 314172818
Cusip 314172792
Cusip 314172784

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G02681-01 (12/05)

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Federated Technology Fund
A Portfolio of Federated Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this
SAI in conjunction with the prospectus for Federated Technology Fund (Fund), dated December 31, 2005.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

                                            CONTENTS          [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  How is the Fund Organized?.......................1
                                  --------------------------------------------------
                                  Securities in Which the Fund Invests.............1
                                  --------------------------------------------------
                                  What Do Shares Cost?............................11
                                  --------------------------------------------------
                                  How is the Fund Sold?...........................11
                                  --------------------------------------------------
                                  Exchanging Securities for Shares................13
                                  --------------------------------------------------
                                  Subaccounting Services..........................13
                                  --------------------------------------------------
                                  Redemption in Kind                                [GRAPHIC OMITTED][GRAPHIC OMITTED]13
                                  ------------------                                                                  --
                                  Massachusetts Partnership Law...................14
                                  --------------------------------------------------
                                  Account and Share Information...................14
                                  --------------------------------------------------
                                  Tax Information.................................14
                                  --------------------------------------------------
                                  Who Manages and Provides Services to the Fund?..15
                                  --------------------------------------------------
                                  How Does the Fund Measure Performance?..........26
                                  --------------------------------------------------
                                  Who is Federated Investors, Inc.?...............28
                                  --------------------------------------------------
                                  Financial Information...........................29
                                  --------------------------------------------------
                                  Investment Ratings..............................29
                                  --------------------------------------------------
                                  Addresses.......................................33
                                  --------------------------------------------------
                                  Appendix........................................34
                                  --------------------------------------------------
                                                                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

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HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Fund was
established on August 19, 1999. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Communications Technology Fund to Federated Technology
Fund on December 31, 2003.

The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares (Shares).
This SAI relates to all classes of Shares. The Fund's investment adviser is
Federated Equity Management Company of Pennsylvania (Adviser) and the Fund's
sub-adviser is Federated Global Investment Management Corp.

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SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests In Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities
Treasury securities are direct obligations of the federal government of the
United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States.
These include the Government National Mortgage Association, Small Business
Administration, Farm Credit System Financial Assistance Corporation, Farmer's
Home Administration, Federal Financing Bank, General Services Administration,
Department of Housing and Urban Development, Export-Import Bank, Overseas
Private Investment Corporation, and Washington Metropolitan Area Transit
Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the
Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal
National Mortgage Association, Student Loan Marketing Association, and Tennessee
Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
These include the Farm Credit System, Financing Corporation, and Resolution
Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as
Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.
Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, Interest Only or
IOs and Principal Only or POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the
Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the
Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.
The Fund considers an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o     it (or its subsidiaries) derived in its most current fiscal year at least
      50% of its total assets, capitalization, gross revenue, or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund's exposure to currency risks.

DERIVATIVES CONTRACTS
Derivatives contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivatives contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivatives contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivatives contract is referred to as a counterparty.

Many derivatives contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price.
Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make
(or collect) daily payments to the margin accounts to reflect losses (or gains)
in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivatives contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivatives contracts and the relationships between the market value of a derivatives contract and the underlying asset, derivatives contracts may increase or decrease the Fund's exposure to interest rate, stock market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivatives contracts:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivatives instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy/sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o     Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o     Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o     Buy put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o     Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive
(or pay) only the amount by which its payment under the contract is less than
(or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The
Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivatives contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivatives contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades.
All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank
Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

 Stock Market Risks
o     The value of equity securities in the Fund's portfolio will rise and fall.
      These fluctuations could be a sustained trend or a drastic movement. The
      Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

o     The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks
o     Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the
      Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector. Because information technology and the other technology related industries in which the Fund invests are rapidly changing fields, companies in these industries are subject to significant competitive pressures, and their products or operations may rapidly become obsolete. Technology companies may also be significantly affected by failure to obtain, or delay in obtaining, financing or regulatory approval, the success or failure of research and development, product compatibility, and customer preferences.

Risks Related to Investing for Growth
o     Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.
      This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Liquidity Risks
o     Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants
      to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. OTC derivatives contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Company Size
o     Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

o     Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Currency Risks
o     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o     The Adviser attempts to manage currency risk by limiting the amount the
      Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks
o     The Fund may make significant investments in securities denominated in the
      Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

o     With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Foreign Investing
o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United
      States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements)
      as frequently or to as great an extent as companies in the United States.
      Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
      These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Leverage Risks
o     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o     Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Credit Risks
o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FIXED INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks
o     Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o     Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o     Many fixed-income securities receive credit ratings from services such as
      Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o     Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread)
      measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the
      Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o     Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o     If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks
o     Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held.

o     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security and the Fund could incur losses.

Sector Risks
o     A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Risks Associated with Noninvestment Grade Securities
o     Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS
o     The Fund's use of derivatives contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivatives contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.
      Finally, derivatives contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivatives contracts may also involve other risks described in this prospectus or the Fund's Statement of Additional
      Information, such as stock market, credit, liquidity and leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE
The investment objective of the Fund is to achieve capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the
Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies)
if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration
The Fund will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the communications technology industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act), any rule or order thereunder, or any SEC staff interpretation thereof.

Lending
The Fund may not make loans, provided that this restriction does not prevent the
Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser. The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives instruments.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

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DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed-income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

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TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

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HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated
Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) As a
compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell
Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the
Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While NASD regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other
Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the
Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell
Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and
payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell
Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education;
plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares, Class
B Shares and Class C Shares of the Fund and the amount retained by the
Distributor for the last three fiscal years ended October 31:

                    2005                      2004                     2003
           Total                       Total
           Sales         Amount        Sales       Amount     -----------  ----------
            Charges     Retained      Charges     Retained       Total     Amount
                                                                 Sales      Retained
                                                                         Charges
Class A    $2,834,226   $312,809      $93,339      $4,816      $213,128     $11,243
Shares
Class B    $1,053,858      --        $493,110        --        $367,902        --
Shares
Class C     $70,371     $13,572       $12,868      $2,993       $17,400     $24,971
Shares

EXCHANGING SECURITIES FOR SHARES
--------------------------------------------------------------------------------------

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares.
This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such
Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of December 5, 2005 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: MLPF&S, Jacksonville, FL, owned approximately 263,767 Shares (5.09%).

As of December 5, 2005 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC, Jersey City,
NJ, owned approximately 1,116,926 Shares (11.00%).

As of December 5, 2005 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S, Jacksonville, FL, owned approximately 186,514 Shares (10.17%) and Citigroup Global Markets Inc.,
New York, NY, owned approximately 108,105 Shares (5.89%).


TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue
Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.
However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year.
Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty
Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 44 investment companies
(comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of December 5, 2005 the Fund's Board and Officers as a group owned less than
1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

                                                         ------------

                                                                       ----------------
--------------------
  Name                                                                      Total
  Birth Date                                              Aggregate      Compensation
  Address               Principal Occupation(s) for      Compensation   From Trust and
  Positions Held        Past Five Years,                  From Fund     Federated Fund
  with Trust            Other Directorships Held and        (past          Complex
  Date Service Began    Previous Position(s)             fiscal year)   (past calendar
                                                                            year)
  John F. Donahue*      Principal Occupations:                $0              $0
  Birth Date: July      Chairman and Director or
  28, 1924              Trustee of the Federated Fund
  CHAIRMAN AND          Complex; Chairman and
  TRUSTEE               Director, Federated Investors,
  Began serving:        Inc.
  April 1984
                        Previous Positions: Trustee,
                        Federated Investment
                        Management Company and
                        Chairman and Director,
                        Federated Investment
                        Counseling.

  J. Christopher        Principal Occupations:                $0              $0
  Donahue*              Principal Executive Officer
  Birth Date: April     and President of the Federated
  11, 1949              Fund Complex; Director or
  PRESIDENT AND         Trustee of some of the Funds
  TRUSTEE               in the Federated Fund Complex;
  Began serving:        President, Chief Executive
  January 2000          Officer and Director,
                        Federated Investors, Inc.;
                        Chairman and Trustee,
                        Federated Investment
                        Management Company; Trustee,
                        Federated Investment
                        Counseling; Chairman and
                        Director, Federated Global
                        Investment Management Corp.;
                        Chairman, Federated Equity
                        Management Company of
                        Pennsylvania, Passport
                        Research, Ltd. and Passport
                        Research II, Ltd.; Trustee,
                        Federated Shareholder Services
                        Company; Director, Federated
                        Services Company.

                        Previous Positions: President,
                        Federated Investment
                        Counseling; President and
                        Chief Executive Officer,
                        Federated Investment
                        Management Company, Federated
                        Global Investment Management
                        Corp. and Passport Research,
                        Ltd.

  Lawrence D.           Principal Occupations:             $218.98         $148,500
  Ellis, M.D.*          Director or Trustee of the
  Birth Date:           Federated Fund Complex;
  October 11, 1932      Professor of Medicine,
  3471 Fifth Avenue     University of Pittsburgh;
  Suite 1111            Medical Director, University
  Pittsburgh, PA        of Pittsburgh Medical Center
  TRUSTEE               Downtown; Hematologist,
  Began serving:        Oncologist and Internist,
  August 1987           University of Pittsburgh
                        Medical Center.

                        Other Directorships Held:
                        Member, National Board of
                        Trustees, Leukemia Society of
                        America.

                        Previous Positions: Trustee,
                        University of Pittsburgh;
                        Director, University of
                        Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
--------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                         ------------

                                                                       ----------------
--------------------
   Name                                                                     Total
   Birth Date                                             Aggregate      Compensation
   Address               Principal Occupation(s) for     Compensation   From Trust and
   Positions Held        Past Five Years,                 From Fund     Federated Fund
   with Trust            Other Directorships Held and       (past          Complex
   Date Service          Previous Position(s)            fiscal year)   (past calendar
   Began                                                                    year)
   Thomas G. Bigley      Principal Occupation:             $240.88         $163,350
   Birth Date:           Director or Trustee of the
   February 3, 1934      Federated Fund Complex.
   15 Old Timber
   Trail                 Other Directorships Held:
   Pittsburgh, PA        Director, Member of Executive
   TRUSTEE               Committee, Children's
   Began serving:        Hospital of Pittsburgh;
   October 1995          Director, University of
                         Pittsburgh.

                         Previous Position: Senior
                         Partner, Ernst & Young
                         LLP.

   John T. Conroy,       Principal Occupations:            $240.88         $163,350
   Jr. Director or Trustee of the Birth Date: June Federated Fund Complex; 23,
   1937 Chairman of the Board, Investment Investment Properties Properties
   Corporation; Partner or Corporation Trustee in private real 3838 North estate ventures in Southwest
   Tamiami Trail         Florida.
   Suite 402
   Naples, FL            Previous Positions:
   TRUSTEE               President, Investment
   Began serving:        Properties Corporation;
   November 1991         Senior Vice President, John
                         R. Wood and Associates, Inc.,
                         Realtors; President, Naples
                          Property Management, Inc. and
                          Northgate Village Development
                         Corporation.

   Nicholas P.           Principal Occupation:             $240.88         $163,350
   Constantakis          Director or Trustee of the
   Birth Date:           Federated Fund Complex.
   September 3, 1939
   175 Woodshire         Other Directorships Held:
   Drive                 Director and Member of the
   Pittsburgh, PA        Audit Committee, Michael
   TRUSTEE               Baker Corporation
   Began serving:        (engineering and energy
   February 1998         services worldwide).

                         Previous Position: Partner,
                         Andersen Worldwide SC.

   John F.               Principal Occupation:             $218.98         $148,500
   Cunningham            Director or Trustee of the
   Birth Date:           Federated Fund Complex.
   March 5, 1943
   353 El Brillo Way     Other Directorships Held:
   Palm Beach, FL        Chairman, President and Chief
   TRUSTEE               Executive Officer, Cunningham
   Began serving:        & Co., Inc. (strategic
   January 1999          business consulting); Trustee
                         Associate, Boston College.

                         Previous Positions: Director,
                         Redgate Communications and
                         EMC Corporation (computer
                         storage systems); Chairman of
                         the Board and Chief Executive
                         Officer, Computer Consoles,
                         Inc.; President and Chief
                         Operating Officer, Wang
                         Laboratories; Director, First
                         National Bank of Boston;
                         Director, Apollo Computer,
                         Inc.

   Peter E. Madden       Principal Occupation:             $218.98         $148,500
   Birth Date:           Director or Trustee of the
   March 16, 1942        Federated Fund Complex.
   One Royal Palm
   Way                   Other Directorships Held:
   100 Royal Palm        Board of Overseers, Babson
   Way                   College.
   Palm Beach, FL
   TRUSTEE               Previous Positions:
   Began serving:        Representative, Commonwealth
   November 1991         of Massachusetts General
                         Court; President, State Street Bank and Trust Company
                         and State Street Corporation (retired); Director, VISA
                         USA and VISA International; Chairman and Director,
                         Massachusetts Bankers Association; Director, Depository
                         Trust Corporation; Director, The Boston Stock Exchange.

   Charles F.            Principal Occupations:            $240.88         $163,350
   Mansfield, Jr.        Director or Trustee of the
   Birth Date:           Federated Fund Complex;
   April 10, 1945        Management Consultant;
   80 South Road         Executive Vice President, DVC
   Westhampton           Group, Inc. (marketing,
   Beach, NY             communications and
   TRUSTEE               technology) (prior to 9/1/00).
   Began serving:
   January 1999          Previous Positions: Chief
                         Executive Officer, PBTC
                         International Bank; Partner,
                         Arthur Young & Company
                         (now Ernst & Young LLP);
                         Chief Financial Officer of
                         Retail Banking Sector, Chase
                         Manhattan Bank; Senior Vice
                         President, HSBC Bank USA
                         (formerly, Marine Midland
                         Bank); Vice President,
                         Citibank; Assistant Professor
                         of Banking and Finance, Frank
                         G. Zarb School of Business,
                         Hofstra University.

   John E. Murray,       Principal Occupations:            $262.78         $178,200
   Jr., J.D., S.J.D.     Director or Trustee of the
   Birth Date:           Federated Fund Complex;
   December 20, 1932     Chancellor and Law Professor,
   Chancellor,           Duquesne University; Partner,
   Duquesne              Murray, Hogue & Lannis.
   University
   Pittsburgh, PA        Other Directorships Held:
   TRUSTEE               Director, Michael Baker Corp.
   Began serving:        (engineering, construction,
   February 1995         operations and technical
                         services).

                         Previous Positions:
                         President, Duquesne
                         University; Dean and
                         Professor of Law, University
                         of Pittsburgh School of Law;
                         Dean and Professor of Law,
                         Villanova University School
                         of Law.

   Marjorie P. Smuts     Principal Occupations:            $218.98         $148,500
   Birth Date: June      Director or Trustee of the
   21, 1935              Federated Fund Complex;
   4905 Bayard           Public Relations/Marketing
   Street                Consultant/Conference
   Pittsburgh, PA        Coordinator.
   TRUSTEE
   Began serving:        Previous Positions: National
   April 1984            Spokesperson, Aluminum
                         Company of America;
                         television producer;
                         President, Marj Palmer
                         Assoc.; Owner, Scandia Bord.

   John S. Walsh         Principal Occupations:            $218.98         $148,500
   Birth Date:           Director or Trustee of the
   November 28, 1957     Federated Fund Complex;
   2604 William          President and Director, Heat
   Drive                 Wagon, Inc. (manufacturer of
   Valparaiso, IN        construction temporary
   TRUSTEE               heaters); President and
   Began serving:        Director, Manufacturers
   January 1999          Products, Inc. (distributor
                         of portable construction
                          heaters); President, Portable
                         Heater Parts, a division of
                         Manufacturers Products, Inc.

                         Previous Position: Vice
                          President, Walsh & Kelly,
                         Inc.

OFFICERS**
--------------------------------------------------------------------------------------

  Name
  Birth Date
  Address
  Positions Held with Trust
-----------------------------  Principal Occupation(s) and Previous Position(s)
  Date Service Began
  John W. McGonigle            Principal Occupations: Executive Vice President and
  Birth Date: October 26,      Secretary of the Federated Fund Complex; Vice
  1938                         Chairman, Executive Vice President, Secretary and
  EXECUTIVE VICE PRESIDENT     Director, Federated Investors, Inc.
  AND SECRETARY
  Began serving: April 1984    Previous Positions: Trustee, Federated Investment
                               Management Company and Federated Investment
                               Counseling; Director, Federated Global Investment
                               Management Corp., Federated Services Company and
                           Federated Securities Corp.

  Richard J. Thomas            Principal Occupations: Principal Financial Officer
  Birth Date: June 17, 1954    and Treasurer of the Federated Fund Complex; Senior
  TREASURER                    Vice President, Federated Administrative Services.
  Began serving: November
  1998                         Previous Positions: Vice President, Federated
                               Administrative Services; held various management
                               positions within Funds Financial Services
                               Division of Federated Investors, Inc.

  Richard B. Fisher            Principal Occupations: Vice Chairman or Vice
  Birth Date: May 17, 1923     President of some of the Funds in the Federated Fund
  VICE PRESIDENT               Complex; Vice Chairman, Federated Investors, Inc.;
  Began serving: April 1984    Chairman, Federated Securities Corp.

                               Previous Positions: President and Director or
                               Trustee of some of the Funds in the Federated Fund
                               Complex; Executive Vice President, Federated
                               Investors, Inc. and Director and Chief Executive
                               Officer, Federated Securities Corp.

  Stephen F. Auth              Principal Occupations: Chief Investment Officer of
  Birth Date: September 3,     this Fund and various other Funds in the Federated
  1956                         Fund Complex; Executive Vice President, Federated
  CHIEF INVESTMENT OFFICER     Investment Counseling, Federated Global Investment
  Began serving: November      Management Corp., Federated Equity Management
  2002                         Company of Pennsylvania and Passport Research II,
                               Ltd.

                               Previous Positions: Executive Vice President,
                               Federated Investment Management Company, and
                               Passport Research, Ltd.; Senior Vice President,
                               Global Portfolio Management Services Division;
                               Senior Vice President, Federated Investment
                               Management Company and Passport Research, Ltd.;
                               Senior Managing Director and Portfolio Manager,
                               Prudential Investments.

  Lawrence Auriana             Lawrence Auriana is Vice President of the Trust. Mr.
  Birth Date: January 8, 1944  Auriana joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Auriana was President and Treasurer
  2001                         of Edgemont Asset Management Corp., and Chairman of
                               the Board and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Auriana earned a B.S. in economics from
                               Fordham University and has been engaged in the
                               securities business since 1965.

  James E. Grefenstette        James E. Grefenstette is Vice President of the
  Birth Date: November 7,      Trust. Mr. Grefenstette joined Federated in 1992 and
  1962                         has been a Portfolio Manager since 1994. Mr.
  VICE PRESIDENT               Grefenstette became a Senior Vice President of the
  Began serving: November      Fund's Adviser in January 2000. He served as a Vice
  1998                         President of the Fund's Adviser from 1996 through
                               1999 and was an Assistant Vice President of the
                               Fund's Adviser from 1994 until 1996. Mr.
                               Grefenstette is a Chartered Financial Analyst; he
                               received his M.S. in Industrial Administration from
                               Carnegie Mellon University.

  Hans P. Utsch                Hans P. Utsch is Vice President of the Trust. Mr.
  Birth Date: July 3, 1936     Utsch joined Federated in April 2001 as Co-Head of
  VICE PRESIDENT               Investments/Federated Kaufmann. From August 1984 to
  Began serving: November      April 2001, Mr. Utsch was Chairman of the Board and
  2001                         Secretary of Edgemont Asset Management Corp., and
                               President and Portfolio Manager to The Kaufmann
                               Fund, Inc. (predecessor to the Federated Kaufmann
                               Fund). Mr. Utsch graduated from Amherst College and
                               holds an M.B.A. from Columbia University. He has
                               been engaged in the securities business since 1962.

** Officers do not receive any compensation from the Fund.
--------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                           Meetings
 Board     Committee                                                          Held
 Committee Members             Committee Functions                         During
                                                                              Last
                                                                           Fiscal
                                                                              Year
           John F. Donahue     In between meetings of the full Board,         Six
 Executive John E. Murray,     the Executive Committee generally may
           Jr., J.D.,          exercise all the powers of the full
           S.J.D.              Board in the management and direction of
                               the business and conduct of the affairs of the
                               Trust in such manner as the Executive Committee
                               shall deem to be in the best interests of the
                               Trust. However, the Executive Committee cannot
                               elect or remove Board members, increase or
                               decrease the number of Trustees, elect or remove
                               any Officer, declare dividends, issue shares or
                               recommend to shareholders any action requiring
                               shareholder approval.

 Audit     Thomas G. Bigley    The purposes of the Audit Committee are        Nine
           John T. Conroy,     to oversee the accounting and financial
           Jr.                 reporting process of the Fund, the
           Nicholas P.         Fund`s internal control over financial
           Constantakis        reporting, and the quality, integrity
           Charles F.          and independent audit of the Fund`s
           Mansfield, Jr.      financial statements.  The Committee
                               also oversees or assists the Board with the
                               oversight of compliance with legal requirements
                               relating to those matters, approves the
                               engagement and reviews the qualifications,
                               independence and performance of the Fund`s
                               independent registered public accounting firm,
                               acts as a liaison between the independent
                               registered public accounting firm and the Board
                               and reviews the Fund`s internal audit function.

           Thomas G. Bigley    The Nominating Committee, whose members        One
 NominatingJohn T. Conroy,     consist of all Independent Trustees,
           Jr.                 selects and nominates persons for
           Nicholas P.         election to the Fund`s Board when
           Constantakis        vacancies occur. The Committee will
           John F.             consider candidates recommended by
           Cunningham          shareholders, Independent Trustees,
           Peter E. Madden     officers or employees of any of the
           Charles F.          Fund`s agents or service providers and
           Mansfield, Jr.      counsel to the Fund. Any shareholder who
           John E. Murray,     desires to have an individual considered
           Jr.                 for nomination by the Committee must
           Marjorie P.         submit a recommendation in writing to
           Smuts               the Secretary of the Fund, at the Fund
           John S. Walsh       's address appearing on the back cover
                               of this Statement of Additional Information. The
                               recommendation should include the name and
                               address of both the shareholder and the candidate
                               and detailed information concerning the
                               candidate's qualifications and experience. In
                               identifying and evaluating candidates for
                               consideration, the Committee shall consider such
                               factors as it deems appropriate. Those factors
                               will ordinarily include: integrity, intelligence,
                               collegiality, judgment, diversity, skill,
                               business and other experience, qualification as
                               an "Independent Trustee," the existence of
                               material relationships which may create the
                               appearance of a lack of independence, financial
                               or accounting knowledge and experience, and
                               dedication and willingness to devote the time and
                               attention necessary to fulfill Board
                               responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------
                                                                       Aggregate
                                                                 Dollar Range of
                                         Dollar Range of         Shares Owned in
Interested                                Shares Owned           Federated Family
Board Member Name                         in Federated                  of
                                         Technology Fund            Investment
                                                                       Companies
John F. Donahue                               None                Over $100,000
J. Christopher Donahue                        None                Over $100,000
Lawrence D. Ellis, M.D.                       None                Over $100,000

Independent
Board Member Name
Thomas G. Bigley                              None                Over $100,000
John T. Conroy, Jr.                           None                Over $100,000
Nicholas P. Constantakis                      None                Over $100,000
John F. Cunningham                            None                Over $100,000
Peter E. Madden                               None                Over $100,000
Charles F. Mansfield,                         None                Over $100,000
Jr.
John E. Murray, Jr.,                          None                Over $100,000
J.D., S.J.D.
Marjorie P. Smuts                             None                Over $100,000
John S. Walsh                                 None                Over $100,000

INVESTMENT ADVISER
--------------------------------------------------------------------------------------
The Adviser conducts investment research and makes investment decisions for the
Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information
The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                           Total Number of Other
 Other Accounts Managed by                   Accounts Managed/
 Michael R. Tucker                             Total Assets*
 Registered Investment                               0
 Companies
 Other Pooled Investment                             0
 Vehicles
 Other Accounts                                      0
* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: none.

Michael Tucker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are three weighted performance categories in the Balanced
Scorecard; Investment Product Performance (IPP) and Research Performance are the
predominant factors; Financial Success is of lesser importance. The total
Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured by applying three components. The first component is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. The second component includes certain additional accounts for which Mr.
Tucker provides research and analytical support, measured on a rolling 1, 3, and
5 calendar year, pre-tax gross return basis vs. designated peer groups of comparable funds and, for certain of these accounts, on a rolling 1, 3, and 5 calendar year, pre-tax gross return basis vs. fund benchmarks. Investment performance is calculated with an equal weighting of each account measured by these two components. The third component is an assessment by the Chief
Investment Officer in charge of Mr. Tucker's group (CIO) of the impact that Mr.
Tucker's stock recommendations had over the most recent calendar year on certain aspects of performance in the accounts for which he provides research and analytical support.

Research Performance is measured by applying two components. The first component is a series of measurements designed to assess Mr. Tucker's stock selection on a rolling 1 and 3 calendar year basis. The second component is an assessment by the Head of Research and the CIO of the quality and quantity of his research coverage, investment skills, and contributions in the areas of leadership, teamwork, and communication.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth in assets under management and revenues attributable to the portfolio manager's Department, net fund flows relative to industry trends for the product category, and
Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

                                         Total Number of Other
 Other Accounts Managed by                 Accounts Managed/
 Dana L.Meissner                             Total Assets*
 Registered Investment                             0
 Companies
 Other Pooled Investment                           0
 Vehicles
 Other Accounts                                    0
* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: none.

Dana Meissner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a
Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.
(Federated). There are three weighted performance categories in the Balanced
Scorecard; Investment Product Performance (IPP) and Research Performance are the
predominant factors; Financial Success is of lesser importance. The total
Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured by applying three components. The first component is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. The second component includes certain additional accounts for which Mr.
Meissner provides research and analytical support, measured on a rolling 1, 3, and 5 calendar year, pre-tax gross return basis vs. designated peer groups of comparable funds and, for certain of these accounts, on a rolling 1, 3, and 5 calendar year, pre-tax gross return basis vs. fund benchmarks. Investment performance is calculated with an equal weighting of each account measured by these two components. The third component is an assessment by the Chief
Investment Officer in charge of Mr. Meissner's group (CIO) of the impact that
Mr. Meissner's stock recommendations had over the most recent calendar year on certain aspects of performance in the accounts for which he provides research and analytical support.

Research Performance is measured by applying two components. The first component is a series of measurements designed to assess Mr. Meissner's stock selection on a rolling 1 and 3 calendar year basis. The second component is an assessment by the Head of Research and the CIO of the quality and quantity of his research coverage, investment skills, and contributions in the areas of leadership, teamwork, and communication.

Financial success is assessed to tie the portfolio manager's bonus, in part, to
Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth in assets under management and revenues attributable to the portfolio manager's Department, net fund flows relative to industry trends for the product category, and
Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

In addition, Mr. Meissner was awarded a grant of restricted Federated stock.
Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).
However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote. Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website. Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month
(except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on
"Portfolio Holdings" and select the appropriate link opposite the name of the
Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition"
link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the
"Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party
(other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of
the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the
Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the
Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, October 31, 2005, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $112,407,339 for which the
Fund paid $179,114 in brokerage commissions.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                             Average Aggregate Daily
Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the
first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion

--------------------------------------------------------------------------------------

The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street
Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Deloitte &
Touche LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES
For the Year Ended
October 31                          2005                2004        ------------
                                                                            2003
Advisory Fee Earned               $767,361            $1,000279       $886,003
Advisory Fee Reduction            $119,691            $211,703        $414,287
Advisory Fee Reimbursement         $4,348              $1,234          $1,960
Brokerage Commissions             $259,276            $373,889        $430,911
Administrative Fee                $186,022            $186,336        $185,000
12b-1 Fee:
 Class A Shares                   $76,265                --              --
 Class B Shares                   $456,550               --              --
 Class C Shares                   $82,017                --              --
Shareholder Services Fee:
  Class A Shares                    $--                  --              --
  Class B Shares                  $152,183               --              --
  Class C Shares                  $27,136                --              --
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.
--------------------------------------------------------------------------------------

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield.
The performance of Shares depends upon such variables as: portfolio quality;
average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares'
expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and Start of Performance periods ended October 31, 2005.

Yield is given for the 30-day period ended October 31, 2005.

                                                                        Start of
                                                                    Performance on
                               30-Day        1 Year     5 Years        9/21/1999
                               Period
Class A Shares:
Total Return
  Before Taxes                   N/A         (2.80)%   (19.61)%        (10.95)%
  After Taxes on                 N/A         (2.80)%   (19.61)%        (10.96)%
  Distributions
  After Taxes on
  Distributions and              N/A         (1.82)%   (15.32)%         (8.83)%
  Sale of Shares
Yield                            N/A           N/A        N/A             N/A

--------------------------------------------------------------------------------------
                                                                        Start of
                                                                     Performance on
                               30-Day        1 Year     5 Years         9/21/1999
                               Period
Class B Shares:
Total Return
  Before Taxes                   N/A         (3.45)%   (19.64)%         (10.79)%
  After Taxes on                 N/A         (3.45)%   (19.64)%         (10.80)%
  Distributions
  After Taxes on
  Distributions and              N/A         (2.24)%   (15.34)%          (8.71)%
  Sale of Shares
Yield                            N/A           N/A        N/A              N/A

--------------------------------------------------------------------------------------
                                                                        Start of
                                                                   Performance on
                             30-Day         1 Year     5 Years     9/21/1999
                             Period
Class C Shares:
Total Return
  Before Taxes               N/A            0.03%      (19.46)%    (10.93)%
  After Taxes on             N/A            0.03%      (19.46)%    (10.94)%
  Distributions
  After Taxes on
  Distributions and          N/A            0.02%      (15.22)%    (8.82)%
  Sale of Shares
Yield                        N/A            N/A        N/A         N/A

--------------------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of
Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per
Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and
Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

NASDAQ Composite Index
The NASDAQ Composite Index (Composite) measures all NASDAQ domestic and non-U.S.
based common stocks listed on The NASDAQ Stock Market. The index is market value weighted. This means that each company's security affects the index in proportion to its market value. The market value, which is the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Today, the Composite includes over 5,000 companies, more than most other stock market indexes.
Because it is so broad-based, the Composite is one of the most widely followed and quoted major market indexes.

NASDAQ Telecommunications Index
NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500)
Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500)
is a composite index of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.
In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

Goldman Sachs Technology Industry Composite Index Goldman Sachs Technology
Industry Composite Index is a modified capitalization-weighted index of selected technology stocks.

Merrill Lynch 100 Technology Index
The Merrill Lynch 100 Technology Index is an unmanaged, equally weighted index of the 100 largest technology stocks, as defined by the market capitalization and trading volume.

Lipper Averages
Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.


WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt,
Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.

FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2004, Federated managed 34 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.

Taxable Fixed Income
As of December 31, 2004, Federated managed 31 taxable bond funds including:
high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $17.7 billion.

Tax Free Fixed Income
As of December 31, 2004, Federated managed 15 municipal bond funds with approximately $3.4 billion in assets and 22 municipal money market funds with approximately $24.4 billion in total assets.

Money Market Funds
As of December 31, 2004, Federated managed $110.6 billion in assets across 53 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $43.9 billion, $42.1 billion, $24.4 billion and $58.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global
Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA,
for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market
Funds.

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended October 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders of
Federated Technology Fund dated October 31, 2005.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due.
These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in
A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier
("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing)
and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.


ADDRESSES

FEDERATED TECHNOLOGY FUND

Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116


APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Custodian
State Street Bank and Trust Company

Securities Lending Agent
State Street Bank and Trust Company

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Legal Counsel
ReedSmith LLP
Dickstein, Shapiro, Morin & Oshinsky LLP

Service Providers
Bloomberg
Factset
Institutional Shareholder Services, Inc.
Investor Responsibility Research Center
Willshire Associates, Inc.

Security Pricing Services
FT Interactive Data
Reuters

Ratings Agencies
Standard & Poor's

Performance Reporting/Publications
Fidelity-Strategic Advisors
Lipper
Morningstar
Morningstar Associates
NASDAQ
Value Line
Wiesenberger/Thomson Financial

Other
Astec Consulting Group Inc.
Investment Company Institute


PART C.    OTHER INFORMATION.

Item 23.    Exhibits
            (a)            (i) Conformed copy of Amended and Restated
                           Declaration of Trust of the Registrant; (12)
                  (ii)     Conformed copies of Amendment Nos. 4-7 of the
                           Amendment and Restated Declaration of Trust of the
                           Registrant; (31)
                  (iii)    Conformed copy of Amendment No. 8 of the Amended and
                           Restated Declaration of Trust of the Registrant; (19)
                  (iv)     Conformed copy of Amendment No. 9 of the Amended and
                           Restated Declaration of Trust of the Registrant; (21)
                  (v)      Conformed copy of Amendment No. 10 of the Amended and
                           Restated Declaration of Trust of the Registrant; (21)
                  (vi)     Conformed copy of Amendment No. 11 of the Amended and
                           Restated Declaration of Trust of the Registrant; (21)
                  (vii)    Conformed copy of Amendment No. 12 of the Amended and
                           Restated Declaration of Trust of the Registrant; (23)
                  (viii)   Conformed copy of Amendment No. 13 of the Amended and
                           Restated Declaration of Trust of the Registrant; (23)
                  (ix)     Conformed copy of Amendment No. 14 of the Amended and
                           Restated Declaration of Trust of the Registrant; (24)
                  (x)      Conformed copy of Amendment No. 15 of the Amended and
                           Restated Declaration of Trust of the Registrant; (24)
                  (xi)     Conformed copy of Amendment No. 16 of the Amended and
                           Restated Declaration of Trust of the Registrant; (24)
                  (xii)    Conformed copy of Amendment No. 17 of the Amended and
                           Restated Declaration of the Trust of the Registrant;
                           (24)
                  (xiii)   Conformed copy of Amendment No. 18 of the Amended and
                           Restated Declaration of Trust of the Registrant; (25)
                  (xiv)    Conformed copy of Amendment No. 19 of the Amended and
                           Restated Declaration of Trust of the Registrant; (29)
                  (xv)     Conformed copies of Amendment Nos. 20-21 of the
                           Amended and Restated Declaration of Trust of the
                           Registrant; (31)
                  (xvi)    Conformed copies of Amendment No. 22 of the Amended
                           and Restated Declaration of Trust of the Registrant;
                           (33)
                  (xvii)   Conformed copies of Amendment No. 23 of the Amended
                           and Restated Declaration of Trust of the Registrant;
                           (34)
                  (xviii)  Conformed copy of amendment No. 24 of the Amended and
                           Restated Declaration of Trust of the Registrant; (36)
            (b)            (i) Copy of Amended and Restated By-Laws of the
                           Registrant; (12)
                  (ii)     Copy of Amendment No. 5 to Amended and Restated
                           By-Laws of the Registrant; (18)
                  (iii)    Copy of Amendment No. 6 to Amended and Restated
                           By-Laws of the Registrant; (18)
                  (iv)     Copy of Amendment No. 7 to Amended and Restated
                           By-Laws of the Registrant; (18)
                  (v)      Copy of Amendment No. 8 to Amended and Restated
                           By-Laws of the Registrant; (24)
                  (vi)     Copy of Amendment No. 9 to Amended and Restated
                           By-Laws of the Registrant; (29)
                  (vii)    Copy of Amendment No. 10 to Amended and Restated
                           By-Laws of the Registrant; (32)
                  (viii)   Copy of Amendment No. 11 to Amended and Restated
                           By-Laws of the Registrant; (37)
            (c)            (i) Copy of Specimen Certificate for Shares of
                           Beneficial Interest of the Registrant (Federated
                           Small Cap Strategies Fund); (7)
                  (ii)     Copy of Specimen Certificate for Shares of Beneficial
                           Interest of the Registrant (Federated Mid Cap Growth
                           Strategies Fund); (8)
                  (iii)    Copy of Specimen Certificate for Shares of Beneficial
                           Interest of the Registrant (Federated Capital
                           Appreciation Fund); (9)
            (d)            (i) Conformed copy of Investment Advisory Contract of
                           the Registrant (Federated Mid Cap Growth Strategies
                           Fund); (5)
                  (ii)     Conformed copy of Investment Advisory Contract on
                           behalf of the Registrant, which includes Exhibit B
                           for Federated Capital Appreciation Fund; (10)
                  (iii)    Conformed copies of Exhibits D & E for Federated
                           Large Cap Growth Fund and Federated Technology Fund,
                           respectively; (19)
                  (iv)     Conformed copy of Exhibit G to the Investment
                           Advisory Contract for Federated Kaufmann Fund; (23)
(v)                        Conformed copy of Exhibit I to the Investment
                           Advisory Contract for Federated Market Opportunity
                           Fund; (23)
                  (vi)     Conformed copy of Amendment to Investment Advisory
                           Contract of the Registrant; (23)
                  (vii)    Conformed copy of Sub-Advisory Agreement for
                           Federated Kaufmann Fund, which includes Exhibit A,
                           dated December 1, 2001; (23)
                  (viii)   Conformed copy of Sub-Advisory Agreement for
                           Federated Kaufmann Small Cap Fund, which includes
                           Exhibit A; (24)
                  (ix)     Conformed copy of Exhibit J to the Investment
                           Advisory Contract for Federated Kaufmann Small Cap
                           Fund; (24)
                  (x)      Conformed copy of Sub-Advisory Contract for Federated
                           Market Opportunity Fund, which includes Exhibit A;
                           (31)
                  (xi)     Conformed copy of Sub-Advisory Contract for Federated
                           Technology Fund, which includes Exhibit A; (31)
                  (xii)    Conformed copy of Assignments of Federated Investment
                           Management Company to Federated Equity Management
                           Company of Pennsylvania for Advisory and Sub-Advisory
                           Contracts of Federated Capital Appreciation Fund,
                           Federated Kaufmann Fund, Federated Small Cap Kaufmann
                           Fund, Federated Market Opportunity Fund, and
                           Federated Technology Fund; (31)
                  (xiii)   Conformed copy of Assignment of Federated Investment
                           Management Company to Federated Global Investment
                           Management Company for Advisory Contract of Federated
                           Large Cap Growth Fund; (31)
                  (xiv)    Conformed copy of Assignment of Federated Investment
                           Management Company to Federated Equity Management
                           Company of Pennsylvania for Advisory Contract of
                           Federated Mid Cap Growth Strategies Fund; (31)
                  (xv)     Conformed copy of Investment Advisory Contract of the
                           Registrant, which includes Exhibit A (Federated
                           Strategic Value Fund); (33)
                  (xvi)    Conformed copy of the Sub-Advisory Contract for
                           Federated Absolute Advantage Fund; (36)
                  (xvii)   Conformed copy of Exhibit B to the Investment
                           Advisory of the Registrant; (36)
            (e)            (i) Conformed copy of Distributor's Contract of the
                           Registrant; (10)
                  (ii)     Conformed copies of Exhibits D and F to the
                           Distributor's Contract for Federated Mid Cap Growth
                           Strategies Fund, (Class A and C Shares); (10)
                  (iii)    Conformed copies of Exhibits G and I to the
                           Distributor's Contract for Federated Capital
                           Appreciation Fund, (Class A and C Shares); (10)
                  (iv)     Conformed copy of Distributor's Contract (Class B
                           Shares); (16)
                  (v)      Conformed copies of Exhibits M and N to the
                           Distributor's Contract for Federated Large Cap Growth
                           Fund, (Class A and C Shares); (19)
                  (vi)     Conformed copies of Exhibits O and P to the
                           Distributor's Contract for Federated Communications
                           Technology Fund, (Class A and C Shares); (19)
                  (vii)    Conformed copy of Exhibits S & T to the
                           Distributor's Contract for for Federated Market
                           Opportunity Fund (Class A and Class C Shares); (22)
                  (viii)   Conformed copy of Exhibit U to the Distributor's
                           Contract for Federated Kaufmann Fund (Class K
                           Shares); (23)
                  (ix)     Conformed copy of Exhibits V & W to the
                           Distributor's Contract for Federated Kaufmann Fund
                           (Class A and Class C Shares); (22)
                  (x)      Conformed copy of Amendment to the Distributor's
                           Contract of the Registrant, dated June 1, 2001; (23)
                  (xi)     Conformed copy of Exhibit X to the Distributor's
                           Contract for Federated Kaufmann Small Cap Fund (Class
                           A Shares); (24)
                  (xii)    Conformed copy of Exhibit Y to the Distributor's
                           Contract for Federated Kaufmann Small Cap Fund (Class
                           C Shares); (24)
                  (xiii)   Conformed copy of Exhibit Z to the Distributor's
                           Contract for Federated Capital Appreciation Fund
                           (Class K Shares); (28)
                  (xiv)    The Registrant hereby incorporates the conformed copy
                           of the specimen Mutual Funds Sales and Service
                           Agreement; Mutual Funds Service Agreement; and Plan
                           Trustee/Mutual Funds Service Agreement from Item
                           24(b)(6)(ii)-(iv) of the Cash Trust Series II
                           Registration Statement on Form N-1A, filed with the
                           Commission on July 24, 1995. (File No. 33-38550 and
                           811-6269)
                  (xv)     Conformed copy of Amendment to the Distributor's
                           Contract of the Registrant, dated October 1, 2003;
                           (31)
                  (xvi)    Conformed copy of Amendment to the Distributor's
                           Contract (Class B Shares) of the Registrant, dated
                           June 1, 2001; (31)
                  (xvii)   Conformed copy of Amendment to the Distributor's
                           Contract (Class B Shares) of the Registrant, dated
                           October 1, 2003; (31)
                  (xviii)  Conformed copy of Exhibit AA and BB to the
                           Distributor's Contract for Federated Strategic Value
                           Fund (Class A and Class C Shares); (33)
                  (xix)    Conformed copy of Exhibit CC to the Distributors
                           Contract for Federated Strategic Value Fund
                           (Institutional Shares); (35)
                  (xx)     Conformed copy of Exhibits, DD, EE, FF and GG to the
                           Distributors Contract for Federated Absolute
                           Advantage Fund; (36)
            (f) Not applicable;
            (g)            (i) Conformed Copy of the Custodian Agreement of the
                           Registrant; (6)
                  (ii) Conformed copy of Custodian Fee Schedule; (15) (h) (i)
            Conformed copy of Amended and Restated Agreement for
                           Fund Accounting Services, Administrative Services,
                           Shareholder Transfer Agency Services and Custody
                           Services Procurement; (17)
                  (ii)     Conformed copy of Amendment to Agreement for Fund
                           Accounting Services, Administrative Services,
                           Shareholder Transfer Agency Services and Custody
                           Services Procurement; (23)
                  (iii)    Conformed copy of Principal Shareholder Service's
                           Agreement (Class B Shares); (16)
                  (iv)     Conformed copy of Exhibit 1 to the Principal
                           Shareholder Service's Agreement (Class B Shares);
                           (23)
                  (v)      Conformed copy of Shareholder Services Agreement
                             (Class B Shares); (16)
                  (vi)     Conformed copy of Exhibit 1 to the Shareholder
                           Services Agreement (Class B Shares); (23)
                  (vii)    The Registrant hereby incorporates by reference the
                           conformed copy of the Shareholder Services
                           Sub-Contract between Fidelity and Federated
                           Shareholder Services from Item 24(b)(9)(iii) of the
                           Federated GNMA Trust Registration Statement on Form
                           N-1A, filed with the Commission on March 25, 1996
                           (File Nos. 2-75670 and 811-3375).
                  (viii)   The Registrant hereby incorporates the conformed copy
                           of the Second Amended and Restated Services
                           Agreement, with attached Schedule 1 revised 6/30/04,
                           from Item (h)(v)(ii) of the Cash Trust Series, Inc.
                           Registration Statement on Form N-1A filed with the
                           Commission on July 29, 2004, (File Nos. 33-29838 and
                           811-5843).
                  (ix)     The responses described in Item 22(e)(xiv) are hereby
                           incorporated by reference.
                  (x)      The Registrant hereby incorporates the conformed copy
                           of Amendment No. 2 to the Amended & Restated
                           Agreement for Fund Accounting Services,
                           Administrative Services, Transfer Agency Services and
                           Custody Services Procurement from Item 23 (h)(v) of
                           the Federated U.S. Government Securities:  2-5 Years
                           Registration Statement on Form N-1A, filed with the
                           Commission on March 30, 2004. (File Nos. 2-75769 and
                           811-3387);
                  (xi)     The Registrant hereby incorporates the conformed copy
                           of Amendment No. 3 to the Amended & Restated
                           Agreement for Fund Accounting Services,
                           Administrative Services, Transfer Agency Services and
                           Custody Services Procurement from Item 23 (h)(v) of
                           the Federated U.S. Government Securities: 2-5 Years
                           Registration Statement on Form N-1A, filed with the
                           Commission on March 30, 2004. (File Nos. 2-75769 and
                           811-3387;
                  (xii)    The Registrant hereby incorporates by reference the
                           conformed copy of the Agreement for Administrative
                           Services, with Exhibit 1 and Amendments 1 and 2
                           attached, between Federated Administrative Services
                           and the Registrant from Item 23(h)(iv)of the
                           Federated Total Return Series, Inc. Registration
                           Statement on Form N-1A, filed with the Commission on
                           November 29, 2004.  (File Nos. 33-50773 and 811-7115);
                  (xiii)   The Registrant herby incorporates by reference the
                           conformed copy of the Financial Administration and
                           Accounting Services Agreement, with attached Exhibit
                           A revised 6/30/04, from Item (h)(viii) of the Cash
                           Trust Series, Inc. Registration Statement on Form
                           N-1A, filed with the Commission on July 29, 2004.
                           (File Nos. 33-29838 and 811-5843)
                  (xiv)    The Registrant hereby incorporates by reference the
                           conformed copy of Transfer Agency and Service
                           Agreement between the Federated Funds and State
                           Street Bank and Trust Company form Item 23(h)(ix) of
                           the Federated Total Return Government Bond Fund
                           Registration Statement on Form N-1A, filed with the
                           Commission on April 28, 2005.  (File Nos. 33-60411
                           and 811-07309)
                  (xv)     The Registrant hereby incorporates by reference the
                           conformed copy of Amendment No. 3 to the Agreement
                           for administrative Services between Federated
                           Administrative Services Company and the Registrant
                           dated June 1, 2005, form Item 23 (h)(ii) of the Cash
                           Trust Series, Inc. Registrant Statement on Form N-1A,
                           filed with the commission on July 27, 2005.  (File
                           Nos. 33-29838 and 811-5843);
                  (xvi)    The Registrant hereby incorporates the Copy of
                           Schedule 1, revised 9/1/05, to the Second Amended and
                           Restated Services Agreement, from Item h(ix) of the
                           Federated Institutional Trust Registration Statement
                           on Form N-1A, filed with the Commission on September
                           28, 2005. (File Nos. 33-54445 and 811-7193)
                  (xvii)   The Registrant hereby incorporates the Copy of
                           Exhibit A, revised 9/1/05, to the Financial
                           Administration and Accounting Services Agreement,
                           from Item h(x) of the Federated Institutional Trust
                           Registration Statement on Form N-1A, filed with the
                           Commission on September 28, 2005. (File Nos. 33-54445
                           and 811-7193)
                  (xviii)  The Registrant hereby incorporates the Copy of
                           Schedule 1, revised 6/1/05, to the Transfer Agency
                           and Services Agreement between the Federated Funds
                           and State Street Bank and Trust Company from , from
                           Item h(xi) of the Federated Institutional Trust
                           Registration Statement on Form N-1A, filed with the
                           Commission on September 28, 2005. (File Nos. 33-54445
                           and 811-7193)
                  (xviv)   The Registrant hereby incorporates the conformed copy
                           of the Transfer Agency and Service Agreement between
                           the Federated Funds and State Street Bank and Trust
                           Company form Item 23(h)(ix) of the Federated Stock
                           Trust Registration statement on Form N-1A, filed with
                           the Commission on December 29, 2005. (File Nos.
                           33-60411 and 811-07309).
            (i)            Conformed copy of the Opinion and Consent of Counsel
                           regarding legality of shares being registered; (6)
            (j) (i) Conformed copy of Consent of Independent Registered Public
            Accounting Firm (Deloitte & Touche LLP); (+) (ii) Conformed copy of Consent of Independent Registered Public Accounting Firm (Ernst
            & Young LLP); (+)
            (k) Not Applicable;
            (l) Conformed copy of Initial Capital Understanding; (2) (m) (i)
            Conformed Copy of Distribution Plan of the
                           Registrant, including Exhibits A, B and C; (31) (ii)
                  The responses described in Item 23(e)(xiv) are hereby
                           incorporated by reference;
                  (iii)    Conformed copy of Amendment to the Distribution Plan
                           (Class B Shares); (23)
                  (iv)     Conformed copy of Exhibit D to the Distribution Plan
                           of the Registrant; (33)
                  (v)      Conformed copy of Exhibit E to the Distribution Plan
                           of the Registrant; (35)
            (n)            The Registrant hereby incorporates the Copy of the
                           Multiple Class Plan and attached Exhibits from Item
                           (n) of the Federated Institutional Trust Registration
                           Statement on Form N-1A, filed with the Commission on
                           September 28, 2005. (File Nos. 33-54445 and
                           811-7193);
            (o)            (i) Conformed copy of Power of Attorney of the
                           Registrant;(19)
                  (ii)     Conformed copy of Power of Attorney of Trustee of the
                           Registrant; (19)
                  (iii) Conformed copy of Limited Power of Attorney; (27) (p)
            (i) The Registrant hereby incorporates the conformed copy
                           of the Code of Ethics for Access Persons from Item
                           23(p) of the Federated Money Market Obligations Trust
                           Registration Statement on Form N-1A filed with the
                           Commission on February 26, 2004. (File Nos. 33-31602
                           and 811-5950);
                  (ii)     The Registrant hereby incorporates the conformed copy
                           of the Federated Investors, Inc. Code of Ethics for
                           Access Persons, effective 1/1/2005, from Item 23(p)
                           of the Money Market Obligations Trust Registration
                           Statement on Form N-1A, filed with the Commission on
                           February 25, 2005. (File Nos. 33-31602 and 811-5950).

----------------------------------------------------------------------
+     Exhibit is being filed electronically with registration
      statement; indicate by footnote
2.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 1 on Form N-1A filed February 28, 1985. (File Nos. 2-91090 and 811-4017)
5.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and
      811-4017)
6.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 20 on Form N-1A filed December 29, 1994. (File Nos. 2-91090 and 811-4017)
7.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and
      811-4017)
8.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 22 on Form N-1A filed July 17, 1995. (File Nos. 2-91090 and
      811-4017)
9.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 25 on Form N-1A filed August 31, 1995. (File Nos. 2-91090 and 811-4017)
10.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 26 on Form N-1A filed September 12, 1995. (File Nos. 2-91090 and 811-4017)
12.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 32 on Form N-1A filed September 3, 1996. (File Nos. 2-91090 and 811-4017)
14.   Response is incorporated by reference to Registrant's Post Effective
      Amendment No. 29 on Form N-1A filed May 29, 1997.
      (File Nos. 2-910090 and 811-4017)
15.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 31 on Form N-1A filed October 30,
      1997.  (File Nos. 2-91090 and 811-4017)
16.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 35 on Form N-1A filed December 30, 1997. (File Nos. 2-91090 and 811-4017)
17.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 40 on Form N-1A filed October 9, 1998. (File Nos. 2-91090 and 811-4017)
18.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 41 on Form N-1A filed November 2, 1998. (File Nos. 2-91090 and 811-4017)
19.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 44 on Form N-1A filed December 28, 1999. (File Nos. 2-91090 and 811-4017)
20.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 46 on Form N-1A filed September 15, 2000. (File Nos. 2-91090 and 811-4017)
21.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 50 on Form N-1A filed December 29, 2000. (File Nos. 2-91090 and 811-4017)
22.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 52 on Form N-1A filed March 20, 2001. (File Nos. 2-91090 and
      811-4017)
23.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 51 on Form N-1A filed December 27, 2001. (File Nos. 2-91090 and 811-4017)
24.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 57 on Form N-1A filed December 26, 2002. (File Nos. 2-91090 and 811-4017)
25.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 59 on Form N-1A filed February 7, 2003. (File
      Nos. 2-91090 and 811-4017)
26.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 60 on Form N-1A filed February 27, 2003. (File
      Nos. 2-91090 and 811-4017)
27.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 61 on Form N-1A filed March 31, 2003. (File Nos.
      2-91090 and 811-4017)
28.   Response is incorporated by reference to Registrant's Amendment No. 55 on
      Form N-1A filed September 22, 2003. (File No. 811-4017)
29.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 62 on Form N-1A filed October 30, 2003. (File
      Nos. 2-91090 and 811-4017)
30.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 65 on Form N-1A filed January 6, 2004. (File
      Nos. 2-91090 and 811-4017)
31.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 66 on Form N-1A filed October 15, 2004. (File
      Nos. 2-91090 and 811-4017)
32. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 67 on Form N-1A filed December 30, 2004.
(File Nos. 2-91090 and 811-4017)
33. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 68 on Form N-1A filed January 7, 2005.
(File Nos. 2-91090 and 811-4017)
34. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 69 on Form N-1A filed June 22, 2005.
(File Nos. 2-91090 and 811-4017)
35. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 70 on Form N-1A filed September 2, 2005.
(File Nos. 2-91090 and 811-4017)
36. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 73 on Form N-1A filed October 14, 2005.
(File Nos. 2-91090 and 811-4017)
37. Response is incorporated by reference to Registrant's Post- Effective
Amendment No. 74 on Form N-1A filed November 14, 2005.
(File Nos. 2-91090 and 811-4017)

Item 24.    Persons Controlled by or Under Common Control with the Fund:
            -----------------------------------------------------------

            None.

Item 25.    Indemnification:  (1)
            ---------------

Item 26.    Business and Other Connections of Investment Adviser:
            ----------------------------------------------------

            For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of one of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?"  The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are:  Thomas R. Donahue,
            (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty
            Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson,
            Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305,
            Wilmington, DE  19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:                                    Keith M. Schappert

Executive Vice President:                       Stephen F. Auth

Senior Vice Presidents:                         William C. Dierker
                                                Linda A. Duessel
                                                James E. Grefenstette
                                                Steven Lehman

Vice Presidents:                                G. Andrew Bonnewell
                                                David P. Gilmore
                                                John W. Harris
                                                Kevin McClosky
                                                John L. Nichol
                                                Michael R. Tucker

Assistant Vice Presidents:                      Angela A. Kohler
                                                Dana Meissner

Secretary:                                      G. Andrew Bonnewell

Treasurer:                                      Thomas R. Donahue

Assistant Treasurer:                            Denis McAuley, III

            The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue,
            Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this
            Registration Statement.

Item 27.    Principal Underwriters:
            (a)   Federated  Securities  Corp. the  Distributor  for shares of the
                  Registrant,  acts as  principal  underwriter  for the  following open-end investment companies, including the Registrant:
                  Cash  Trust  Series,  Inc.;  Cash  Trust  Series  II;  Federated
                  Adjustable  Rate Securities  Fund;  Federated  American  Leaders
                  Fund,  Inc.;  Federated  Core  Trust;  Federated  Core Trust II,
                  L.P.;  Federated  Equity  Funds;  Federated  Equity Income Fund,
                  Inc.;  Federated Fixed Income Securities,  Inc.;  Federated GNMA
                  Trust;  Federated Government Income Securities,  Inc.; Federated
                  High  Income Bond Fund,  Inc.;  Federated  High Yield  Municipal
                  Income  Fund;  Federated  High  Yield  Trust;  Federated  Income
                  Securities  Trust;   Federated  Income  Trust;  Federated  Index
                  Trust;   Federated   Institutional  Trust;  Federated  Insurance
                  Series;  Federated Intermediate  Government Fund, Inc. Federated
                  International  Series,  Inc.; Federated Investment Series Funds,
                  Inc.;   Federated  Managed  Allocation   Portfolios;   Federated
                  Municipal High Yield Advantage Fund, Inc.;  Federated  Municipal
                  Securities Fund, Inc.;  Federated  Municipal  Securities  Income
                  Trust;  Federated  Premier  Intermediate  Municipal Income Fund;
                  Federated  Premier Municipal Income Fund;  Federated  Short-Term
                  Municipal   Trust;   Federated   Stock  and  Bond  Fund,   Inc.;
                  Federated Stock Trust;  Federated  Total Return  Government Bond
                  Fund;  Federated  Total  Return  Series,  Inc.;  Federated  U.S.
                  Government  Bond  Fund;  Federated  U.S.  Government  Securities
                  Fund: 1-3 Years;  Federated  U.S.  Government  Securities  Fund:
                  2-5   Years;    Federated   World   Investment   Series,   Inc.;
                  Intermediate  Municipal  Trust;  Edward  Jones Money Market Fund
                  and Money Market Obligations Trust.
         (b)

         (1) (2) (3) Positions and Offices Positions and Offices
  With Distributor                  Name                 With Registrant
---------------------         -----------------       ----------------------

Chairman:                     Richard B. Fisher       Vice President

President-Institutional
Sales and Director:           John B. Fisher
Executive Vice
Vice President, Assistant
Secretary and Director:       Thomas R. Donahue
President-Broker/Dealer
And Director:                 James F. Getz
Vice President, Assistant
Secretary and Director:       Peter J. Germain

Treasurer and Director:       Denis McAuley III
Senior Vice Presidents:       Mark W. Bloss
                              Richard W. Boyd
                              Laura M. Deger
                              Peter W. Eisenbrandt
                              Theodore Fadool, Jr.
                              Christopher Fives
                              James S. Hamilton
                              James M. Heaton
                              Anne H. Kruczek
                              Amy Michaliszyn
                              Keith Nixon
                              Solon A. Person, IV
                              Ronald M. Petnuch
                              Colin B. Starks
         (1) (2) (3) Positions and Offices Positions and Offices
  With Distributor                  Name                 With Registrant
---------------------         -----------------       ----------------------
Senior Vice Presidents cont.: Thomas E. Territ
                              Robert F. Tousignant
                              Paul Uhlman
Vice Presidents:              Irving Anderson
                              Dan Berry
                              John B. Bohnet
                              Edward R. Bozek
                              Jane E. Broeren-Lambesis
                              Bryan Burke
                              Craig Burness
                              David J. Callahan
                              Mark Carroll
                              Dan Casey
                              Scott Charlton
                              Steven R. Cohen
                              Mary J. Combs
                              James Conely
                              Kevin J. Crenny
                              G. Michael Cullen
                              Beth C. Dell
                              Robert J. Deuberry
                              Ron Dorman
                              Donald C. Edwards
                              Lee England
                              Timothy Franklin
                              Jamie Getz
                              Joseph D. Gibbons
                              Scott Gundersen
                              Dayna C. Haferkamp
                              Raymond J. Hanley
                              Vincent L. Harper, Jr.
                              Bruce E. Hastings
                              Teresa M. Johnson
                              Christopher L. Johnston
                              Stephen Kittel
                              Michael W. Koenig
                              Ed Koontz
                              Theodore J. Kravits, Jr.
                              Christopher A. Layton
                              Michael H. Liss
                              Michael R. Manning
                              Martin J. McCaffrey
                              Mary A. McCaffrey
                              Richard C. Mihm
                              Chris Milliken
                              Vincent T. Morrow
                              Doris T. Muller
                              Alec H. Neilly
                              Rebecca Nelson
                              James E. Ostrowski
                              Mark Patsy
                              Thomas A. Peter III
                              Robert F. Phillips
                              Chris Randal
                              Josh Rasmussen
                              Richard A. Recker
                              Christopher Renwick
                              Diane M. Robinson
                              Brian S. Ronayne
                              Timothy A. Rosewicz
                              Thomas S. Schinabeck
         (1) (2) (3) Positions and Offices Positions and Offices
  With Distributor                  Name                 With Registrant
---------------------         -----------------       ----------------------
Vice Presidents cont.:        Edward J. Segura
                              Peter Siconolfi
                              Edward L. Smith
                              John A. Staley
                              Jeffrey A. Stewart
                              Mark Strubel
                              Kevin Stutz
                              William C. Tustin
                              Michael Vahl
                              G. Walter Whalen
                              Stephen White
                              Jeff Wick
                              Patrick M. Wiethorn
                              Lewis Williams
                              Edward J. Wojnarowski
                              Michael P. Wolff

Assistant Vice Presidents:    Lisa A. Toma
                                Robert W. Bauman
                              Charles L. Davis, Jr.
                                 Brian F. Palusa
                              William Rose

Secretary:                    C. Todd Gibson

The business address of each of the Officers of Federated Securities Corp. is
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania
15222-3779.

         (c)     Not applicable

Item 28.    Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the
Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                                Reed Smith LLP
                                          Investment Management Group (IMG)
                                          Federated Investors Tower
                                          12th Floor
                                          1001 Liberty Avenue
                                          Pittsburgh, PA  15222-3779

                                    (Notices should be sent to    the
                                    Agent for Service at    above
                                    address)

                                           Federated Investors Funds
                                           5800 Corporate Drive
                                           Pittsburgh, PA 15237-7000

Federated Shareholder Services Company    P.O. Box 8600
("Transfer Agent and Dividend             Boston, MA 02266-8600
Disbursing Agent")

Federated Administrative Services         Federated Investors Tower
("Administrator")                         1001 Liberty Avenue
                                          Pittsburgh, PA  15222-3779

Federated Equity Management               Federated Investors Tower
Company of Pennsylvania                   1001 Liberty Avenue
("Adviser")                               Pittsburgh, PA  15222-3779

Federated Investment                      Federated Investors Tower
Management Company                        1001 Liberty Avenue
("Sub-Adviser" to Federated Market        Pittsburgh, PA  15222-3779
Opportunity Fund and Federated
Absolute Advantage Fund)

Federated Global
Investment Management Corp.               Federated Investors Tower
("Sub-Adviser" to Federated Kaufmann      1001 Liberty Avenue
Fund, Federated Kaufmann Small Cap        Pittsburgh, PA  15222-3779
Fund and Federated Technology Fund")

State Street Bank and Trust Company       P.O. Box 8600
("Custodian")                             Boston, MA 02266-8600

Item 29.    Management Services:  Not applicable.

 Item 30.   Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of
            Trustees and the calling of special shareholder meetings by shareholders.

                              SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, and the
Investment Company Act of 1940, the Registrant, FEDERATED EQUITY FUNDS,
certifies that it meets all of the requirements for effectiveness of this
Amendment under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the
29th day of December 2005.

                  FEDERATED EQUITY FUNDS

                  BY: /s/ Todd P. Zerega
                  Todd P. Zerega, Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

         NAME                               TITLE                   DATE
         ----                               -----                   ----

BY: /s/ Todd P. Zerega                  Attorney In Fact        December 29, 2005
Todd P. Zerega                          For the Persons
Assistant Secretary                     Listed Below

         NAME                               TITLE

                     John F. Donahue* Chairman and Trustee

Christopher Donahue*                    President and Trustee
                                        (Principal Executive Officer)

Richard J. Thomas*                      Treasurer
                                        (Principal Financial Officer)

Stephen F. Auth                         Chief Investment Officer

Thomas G. Bigley*                       Trustee

John T. Conroy, Jr.*                    Trustee

Nicholas P. Constantakis*               Trustee

John F. Cunningham*                     Trustee

Lawrence D. Ellis, M.D.*                Trustee

Peter E. Madden*                        Trustee

Charles F. Mansfield, Jr.*              Trustee

John E. Murray, Jr., J.D., S.J.D.*      Trustee

Marjorie P. Smuts*                      Trustee

John S. Walsh*                          Trustee

*By Power of Attorney